As filed with the Securities and Exchange Commission on January 28, 2003

                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797


                                                 Securities Act File No. 33-8021
                                        Investment Company Act File No. 811-4801

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                       ==================================



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                          PRE-EFFECTIVE AMENDMENT NO.                        |_|
                        POST-EFFECTIVE AMENDMENT NO. 42                      |X|
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|
                                AMENDMENT NO. 42

                        (Check appropriate box or boxes)

                      SUNAMERICA STYLE SELECT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                          PRE-EFFECTIVE AMENDMENT NO.                        |_|
                        POST-EFFECTIVE AMENDMENT NO. 35                      |X|
                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|
                                AMENDMENT NO. 32
                        (Check appropriate box or boxes)


                         SUNAMERICA EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       ==================================


                          Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (800) 858-8850


                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
                    (Name and Address for Agent for Service)



                                    Copy to:
                             Margery K. Neale, Esq.
                              Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

                 Approximate Date of Proposed Public Offering:
   As soon as practical after this Registration Statement becomes effective.



 It is proposed that this filing will become effective (check appropriate box)



            |X| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
            |_| 60 days after filing pursuant to paragraph (a)(1). |_| on (date) pursuant to paragraph (a)(1)
            |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.




                    If appropriate, check the following box:

               |_| This post-effective amendment designates a new
                     effective date for a previously filed
                           post-effective amendment.


EXPLANATORY NOTE FOR FILING


This filing constitutes an amendment to the Registration Statement of two registrants - SunAmerica Style Select Series, Inc. and SunAmerica Equity Funds - and consists of a combined Facing Page, two combined Part A for each registrant, a separate Part B for each registrant, a separate Part C and Signature Page for each registrant and separate exhibits for each registrant.

This filing to the Registration Statement of SunAmerica Style Select Series, Inc. is not intended to amend Post-Effective No. 41 on Form N-1A (File No. 333-11283) filed on October 28, 2002.

SunAmerica

   Focused
  Portfolios


    PROSPECTUS 2003



                                             [AIG LOGO]  SunAmerica
                                                         Mutual Funds

January 28, 2003                                  PROSPECTUS




SUNAMERICA FOCUSED PORTFOLIOS



         FOCUSED LARGE-CAP GROWTH PORTFOLIO

         FOCUSED MULTI-CAP GROWTH PORTFOLIO

         FOCUSED 2000 GROWTH PORTFOLIO

         FOCUSED LARGE-CAP VALUE PORTFOLIO

         FOCUSED MULTI-CAP VALUE PORTFOLIO

         FOCUSED 2000 VALUE PORTFOLIO

         FOCUSED GROWTH AND INCOME PORTFOLIO

         FOCUSED INTERNATIONAL EQUITY PORTFOLIO

         FOCUSED TECHNOLOGY PORTFOLIO


         FOCUSED DIVIDEND STRATEGY PORTFOLIO






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                             [AIG LOGO]  SunAmerica
                                                         Mutual Funds

TABLE OF CONTENTS





PORTFOLIO HIGHLIGHTS .......................................................   2
SHAREHOLDER ACCOUNT INFORMATION ............................................  23
MORE INFORMATION ABOUT THE PORTFOLIOS ......................................  32
     GLOSSARY ..............................................................  35
          INVESTMENT TERMINOLOGY ...........................................  35
          RISK TERMINOLOGY .................................................  37
PORTFOLIO MANAGEMENT .......................................................  38
INFORMATION ABOUT ADVISERS .................................................  39
FINANCIAL HIGHLIGHTS .......................................................  47




                                             [AIG LOGO]  SunAmerica
                                                         Mutual Funds

PORTFOLIO HIGHLIGHTS
Q&A

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' Ohighest confidenceO stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Large-Cap Growth, Focused Multi-Cap Value, Focused Growth and Income, Focused International
Equity, Focused Technology, Focused Large-Cap Value, and Focused Multi-Cap Growth Portfolios will invest in up to ten securities, and each of these Portfolios will hold up to a total of 30 securities. Each adviser of the Focused 2000 Growth and Focused 2000 Value Portfolios will invest in up to twenty securities and each of these Portfolios will hold up to a total of 60 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Focused Large-Cap Growth, Focused Multi-Cap Growth, Focused 2000 Growth and Focused Technology Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.


The "VALUE" ORIENTED philosophy to which the Focused Large-Cap Value, Focused Multi-Cap Value, Focused 2000 Value and Focused Dividend Strategy Portfolios subscribe, and to which the Focused Growth and Income and Focused International Equity Portfolios partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.


The strategy of "INTERNATIONAL" INVESTING that the Focused International Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation, for specific market capitalization ranges, see page 3.

The following questions and answers are designed to give you an overview of nine Portfolios of SunAmerica Style Select Series, Inc. and one Portfolio of SunAmerica Equity Funds (collectively the "Funds"), and to provide you with information about the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 32-34, and the glossary that follows on pages 35-37.


Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
     TECHNIQUES?


A:

                              PRINCIPAL                        PRINCIPAL
                INVESTMENT   INVESTMENT                       INVESTMENT
 PORTFOLIO         GOAL       STRATEGY                        TECHNIQUES
 ---------      ----------   ----------                       ----------
FOCUSED          long-term   growth and     active trading of equity securities selected on the basis
LARGE-CAP        growth of   focus          of growth criteria. At least 80% of the Portfolio's net
GROWTH           capital                    assets plus any borrowing for investment purposes will
PORTFOLIO                                   be invested in large-cap companies

FOCUSED          long-term   value and      active trading of equity securities selected on the basis
MULTI-CAP        growth of   focus          of value criteria, without regard to market
VALUE            capital                    capitalization
PORTFOLIO

FOCUSED 2000     long-term   growth and     active trading of equity securities selected on the basis
GROWTH           growth of   focus          of growth criteria, issued by companies with
PORTFOLIO        capital                    characteristics similar to those contained in the
                                            Russell 2000 Growth Index

FOCUSED          long-term   value and      active trading of equity securities selected on the basis
LARGE-CAP        growth of   focus          of value criteria. At least 80% of the Portfolio's net
VALUE            capital                    assets plus any borrowing for investment purposes will
PORTFOLIO                                   be invested in large-cap companies

FOCUSED          long-term   growth and     active trading of equity securities selected on the basis
MULTI-CAP        growth of   focus          of growth criteria, without regard to market
GROWTH           capital                    capitalization
PORTFOLIO

FOCUSED 2000     long-term   value and      active trading of equity securities selected on the basis
VALUE            growth of   focus          of value criteria, issued by companies with
PORTFOLIO        capital                    characteristics similar to those contained in the
                                            Russell 2000 Value Index

FOCUSED          long-term   growth, value  active trading of equity securities selected to achieve a
GROWTH AND       growth of   and focus      blend of growth companies, value companies and companies
INCOME           capital and                that the Advisers believe have elements of growth and
PORTFOLIO        current                    value, issued by large-cap companies, including those
                 income                     that offer the potential for a reasonable level of
                                            current income. Each Adviser may emphasize either a
                                            growth orientation or a value orientation at any
                                            particular time.

FOCUSED          long-term   international  active trading of equity securities and other securities
INTERNATIONAL    growth of   and focus      with equity characteristics of non-U.S. issuers located
EQUITY           capital                    in countries throughout the world and selected without
PORTFOLIO                                   regard to market capitalization at the time of purchase.
                                            At least 80% of the Portfolio's net assets plus any
                                            borrowing for investment purposes will be invested in equity securities

FOCUSED          long-term   growth and     active trading of equity securities of companies that
TECHNOLOGY       growth of   focus          demonstrate the potential for long-term growth of
PORTFOLIO        capital                    capital and that the Advisers believe will benefit
                                            significantly from technological advances or
                                            improvements, without regard to market capitalization.
                                            At least 80% of the Portfolio's net assets plus any
                                            borrowing for investment purposes will be invested in
                                            such securities

FOCUSED          total return  value        employs a "buy and hold" strategy with thirty high
DIVIDEND         (including                 dividend yielding equity securities selected annually
STRATEGY         capital                    from the Dow Jones Industrial Average and broader
PORTFOLIO(1)     appreciation               market
                 and current
                 income)

(1) Previously named SunAmerica "Dogs" of Wall Street Fund.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Each Portfolio, except the Focused Dividend Strategy Portfolio, provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Technology Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio's assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change.


ADDITIONAL INFORMATION ABOUT THE FOCUSED TECHNOLOGY PORTFOLIO'S PRINCIPAL INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services.

The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings.

Under normal market conditions, all of the Portfolio's holdings will be in technology companies.


ADDITIONAL INFORMATION ABOUT THE FOCUSED DIVIDEND STRATEGY PORTFOLIO

The Focused Dividend Strategy Portfolio annually selects thirty high dividend yielding common stocks, consisting of (1) the ten highest yielding stocks in the Dow Jones Industrial Average and (2) the twenty other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The annual selection of the thirty stocks that meet these criteria will take place no later than January 15, on the basis of information as of the preceding December 31st. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will invest the additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

The Focused Dividend Strategy Portfolio employs a "buy and hold strategy." This means that in the Focused Dividend Strategy Portfolio over the course of the year the stocks will not change, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. However, due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.


MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.3 billion or less for the Small-Cap category; between $1.3 billion and $7.8 billion for the Mid-Cap category; and $7.8 billion or more for the Large-Cap category.


ADDITIONAL INFORMATION ABOUT THE FOCUSED 2000 GROWTH AND FOCUSED 2000 VALUE PORTFOLIOS

The benchmark for the Focused 2000 Growth Portfolio is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The benchmark for the Focused 2000 Value Portfolio is the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

In addition, the average market capitalization of the companies held in each portfolio will not be greater than $7 billion.

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the chart on pages 32-34 describes various additional risks.

     PRINCIPAL RISKS APPLICABLE TO ALL PORTFOLIOS


       RISKS OF INVESTING IN EQUITY SECURITIES
         All of the Portfolios invest primarily in equity securities. As with any equity portfolio, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

       RISKS OF NON-DIVERSIFICATION
         Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

       ADDITIONAL PRINCIPAL RISKS
         Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

PORTFOLIO HIGHLIGHTS



     PRINCIPAL RISKS SPECIFIC TO CERTAIN PORTFOLIOS
       FOCUSED TECHNOLOGY PORTFOLIO
         Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not have significant investments in technology companies. Also, stocks of small companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

       FOCUSED INTERNATIONAL EQUITY PORTFOLIO
         The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

       FOCUSED 2000 GROWTH PORTFOLIO, FOCUSED MULTI-CAP GROWTH PORTFOLIO, FOCUSED 2000 VALUE PORTFOLIO AND FOCUSED MULTI-CAP VALUE PORTFOLIO
         Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.


       FOCUSED DIVIDEND STRATEGY PORTFOLIO
         The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.

Q:   HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.


FOCUSED LARGE-CAP GROWTH PORTFOLIO (CLASS B)


During the 4-year period shown in the bar chart, the highest return for a quarter ended was 31.61% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.71% (quarter ended December 31, 2000).


     [The following was represented by a bar graph in the original report.]


                       '99       '00       '01       '02
                     -------   -------   -------   -------
                      57.63%   -19.61%   -14.86%   -24.41%


                                                   Average Annual Total Returns (as of calendar
                                                           year ended December 31, 2002)
                                               -----------------------------------------------------
                                                                      Class A, Class B
                                                                        and Class II      Class Z
                                                           Past One         Since          Since
Focused Large-Cap Growth Portfolio(1)                        Year        Inception(6)   Inception(6)
Returns Before Taxes                           Class A      -28.33%        -0.86%           N/A
                                               Class B      -27.44%        -0.65%           N/A
                                               Class II     -25.92%        -0.45%           N/A
                                               Class Z      -23.67%         N/A           -9.36%
Return After Taxes on Distributions (Class B)               -27.44%        -0.81%           N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                        -16.85%        -0.45%           N/A

S&P 500(3)                                                  -22.10%        -3.77%        -11.21%
Russell 1000 Growth(4)                                      -27.88%        -7.32%        -16.81%
Morningstar Large Growth Category(5)                        -27.77%        -6.16%        -13.46%

 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


 (3) The S&P 500 is the Standard & Poor's composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 (4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher reinvested growth value.

 (5) Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (6) Class A, B and II shares commenced offering on June 8, 1998. Class Z shares commenced offering on July 7, 1999.

 (7) Through January 2003, the Portfolio used the S&P 500 Index as its benchmark index. Effective February 2003, the Portfolio changed its benchmark to the Russell 1000 Growth Index, reflecting changes in the Portfolio's strategy. As a result, the Portfolio's performance is compared to both indexes in the table above.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS



FOCUSED MULTI-CAP GROWTH PORTFOLIO (CLASS B)


During the 6-year period shown in the bar chart, the highest return for a quarter was 50.19% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.66% (quarter ended September 30, 2001).


     [The following was represented by a bar graph in the original report.]


              '97       '98       '99       '00       '01       '02
            -------   -------   -------   -------   -------   -------
             23.87%    30.58%    71.51%   -15.90%   -27.41%   -23.57%

                                                            Average Annual Total Returns (as of calendar
                                                                    year ended December 31, 2002)
                                         --------------------------------------------------------------------------------
Focused Multi-Cap                        Past One  Past Five  Class A and Class B       Class II            Class Z
Growth Portfolio(1)                        Year      Years     Since Inception(6)  Since Inception(6)  Since Inception(6)
Returns Before Taxes          Class A    -27.48%     0.36%           4.52%                N/A                 N/A
                              Class B    -26.63%     0.59%           4.85%                N/A                 N/A
                              Class II   -25.10%     0.68%           N/A                  3.69%               N/A
                              Class Z    -22.62%     N/A             N/A                  N/A                -0.64%
                              Class X      N/A       N/A             N/A                  N/A                 N/A
Return After Taxes on
  Distributions (Class B)                -26.63%    -0.99%           3.47%                N/A                 N/A
Return After Taxes on
  Distributions and Sale of
  Fund Shares (Class B)(2)               -16.35%     0.84%           4.26%                N/A                 N/A

Russell 2500 Growth Index(3)             -29.09%    -3.19%          -0.02%               -2.43%              -5.48%
Russell 3000 Growth Index(4)             -28.03%    -4.11%           0.74%               -9.85%              -7.06%
Morningstar Aggressive
  Growth Objective(5)                    -26.60%    -2.34%           2.02%               -1.23%              -2.85%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


 (3) The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book and higher forecasted growth values.

 (4) The Russell 3000(TM) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

 (5) Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (6) Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997. Class Z shares commenced offering on April 1, 1998.

 (7) Through January 2003, the Portfolio used the Russell 2500 Growth Index as its benchmark index. Effective February 2003, the Portfolio changed its benchmark to the Russell 3000 Growth Index, reflecting changes in the Portfolio's strategy. As a result, the Portfolio's performance is compared to both indexes in the table above.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED 2000 GROWTH PORTFOLIO(1) (CLASS A)


During the 4-year period shown in the bar chart, the highest return for a quarter was 45.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -25.45% (quarter ended September 30, 2001).


     [The following was represented by a bar graph in the original report.]

                       '99       '00       '01       '02
                     -------   -------   -------   -------
                      73.13%    -1.17%   -15.62%   -24.07%

                                                                Average Annual Total Returns (as of calendar
                                                                        year ended December 31, 2002)
                                                         --------------------------------------------------------
                                                          Past One   Class A, B and Class II         Class I
Focused 2000 Growth Portfolio(2)                            Year        Since Inception(7)     Since Inception(7)
Returns Before Taxes                           Class A    -28.41%            0.84%                   N/A
                                               Class B    -27.58%            0.90%                   N/A
                                               Class II   -26.19%            1.04%                   N/A
                                               Class I    -23.97%            N/A                   -20.85%
Return After Taxes on Distributions (Class A)             -28.41%            0.52%                   N/A
Return After Taxes on Distributions
  and Sale of Fund Shares (Class A)(3)                    -17.45%            0.72%                   N/A
Russell 2000 Growth Index(4)                              -30.26%           -6.44%                 -25.58%
Morningstar Small Growth Category(5)                      -28.42%            0.85%                 -19.13%
Morningstar Mid-Cap Growth Category(6)                    -27.52%            0.63%                 -24.39%

 (1) Performance information shown includes that of the Small Cap Growth Fund, a series of North American Funds, which was reorganized into the Portfolio on November 16, 2001 (the "Small-Cap Growth Reorganization"). The Portfolio commenced operations upon consummation of the Small-Cap Growth Reorganization. The average annual total returns of the shares of the Portfolio would differ from those of the shares of the Small Cap Growth Fund of North American Funds only to the extent that the Portfolio is subject to different sales charges and expenses. If the Portfolio's sales charges and expenses were reflected, returns of the Portfolio's shares would be less than those shown. The Small Cap Growth Fund of North
      American Funds had a similar investment objective, as does the Portfolio although the Small Cap Growth Fund of North American Funds was managed by an affiliate of the manager and advised solely by Credit Suisse Asset Management, LLC while the Focused 2000 Growth Portfolio is advised by Deutsche Asset Management Inc. as well as Baron Capital Management, Inc. and Oberweis Asset Management, Inc.

 (2)  Includes sales charges.


 (3) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (4) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


 (5) Developed by Morningstar, the Morningstar Small Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (6) Developed by Morningstar, the Morningstar Mid-Cap Growth Category reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (7) Class A, B and C commenced offering on January 6, 1998. Class I shares commenced offering on July 10, 2000. On November 16, 2001, upon the consummation of the Small-Cap Growth Reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS




FOCUSED LARGE-CAP VALUE PORTFOLIO (CLASS B)


During the 5-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.80% (quarter ended September 30, 2002).


     [The following was represented by a bar graph in the original report.]


                  '98       '99       '00       '01       '02
                -------   -------   -------   -------   -------
                 8.06%     7.29%     12.79%    -5.43%   -22.17%

                                                        Average Annual Total Returns (as of calendar
                                                                year ended December 31, 2002)
                                               --------------------------------------------------------------
                                                                               Class A, Class B
                                                                                and Class II      Class Z
                                                           Past One     Past         Since          Since
Focused Large-Cap Value Portfolio(1)                         Year     5 Years     Inception(5)   Inception(5)
Returns Before Taxes                           Class A     -26.16%     -1.30%       -1.62%           N/A
                                               Class B     -25.28%     -1.13%       -1.32%           N/A
                                               Class II    -23.62%     -0.92%       -1.31%           N/A
                                               Class Z     -21.19%      N/A          N/A            -2.13%
Return After Taxes on Distributions (Class B)              -25.58%     -1.51%       -1.68%           N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                       -15.52%     -0.95%       -1.10%           N/A

Russell 1000(R) Value Index(3)                             -15.52%      1.16%        1.56%          -1.10%
Morningstar Large-Cap Value Category(4)                    -18.89%     -0.53%        0.71%          -2.40%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


 (4) Developed by Morningstar, the Morningstar Large-Cap Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on April 16, 1998.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED MULTI-CAP VALUE PORTFOLIO  (CLASS B)


During the 3-year period shown in the bar chart, the highest return for a quarter was 12.94% (quarter ended December 31, 2000) and the lowest return for a quarter was -17.15% (quarter ended September 30, 2002).


     [The following was represented by a bar graph in the original report.]


                           '00       '01       '02
                         -------   -------   -------
                          30.47%     9.35%   -23.90%

                                                    Average Annual Total Returns (as of calendar
                                                            year ended December 31, 2002)
                                               -----------------------------------------------------
                                                                     Class A, B and II    Class I
                                                           Past One         Since          Since
Focused Multi-Cap Value Portfolio(1)                         Year        Inception(5)   Inception(5)
Returns Before Taxes                           Class A     -27.76%          2.99%           N/A
                                               Class B     -26.94%          3.39%           N/A
                                               Class II    -25.44%          3.90%           N/A
                                               Class I     -23.29%          N/A           -19.19%
Return After Taxes on Distributions (Class B)              -26.94%          2.51%           N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                       -16.54%          2.39%           N/A

Russell 1000 Value Index(3)                                -15.52%         -4.97%
Morningstar Large Value Category(4)                        -18.89%         -4.86%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


 (4) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


 (5) Class A, B and II shares commenced offering on November 1, 1999. Class I shares commenced offering on approximately November 16, 2001.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS




FOCUSED 2000 VALUE PORTFOLIO (CLASS B)


During the 5-year period shown in the bar chart, the highest return for a quarter was 20.44% (quarter ended June 30, 1999) and the lowest return for a quarter was -20.92% (quarter ended September 30, 2002).


     [The following was represented by a bar graph in the original report.]


                  '98       '99       '00       '01       '02
                -------   -------   -------   -------   -------
                 -7.41%    5.73%     22.41%    15.52%   -15.38%

                                                         Average Annual Total Returns (as of calendar
                                                                 year ended December 31, 2002)
                                               ---------------------------------------------------------------
                                                                                Class A, Class B
                                                                                  and Class II      Class Z
                                                           Past One     Past         Since           Since
Focused 2000 Value Portfolio(1)                              Year      5 Years    Inception(6)    Inception(6)
Returns Before Taxes                           Class A     -19.72%      2.67%         2.52%           N/A
                                               Class B     -18.61%      2.86%         2.83%           N/A
                                               Class II    -17.01%      3.01%         2.81%           N/A
                                               Class Z     -14.26%      N/A           N/A             2.75%
Return After Taxes on Distributions (Class B)              -19.63%      2.17%         2.18%           N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                       -10.93%      2.13%         2.12%           N/A

Russell 2000 Value Index(3)                                -11.43%      2.71%         2.56%           1.13%
Morningstar Small Value Category(4)                        -10.27%      2.86%         3.88%           2.09%
Morningstar Mid-Cap Value Category(5)                      -12.89%      3.19%         4.23%           1.76%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


 (4) Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (5) Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (6) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on April 3, 1998.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future. Performance information for Class X shares is not shown because then it has not been in existence for a full calendar year.


FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)


During the 5-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended March 31, 2001).


     [The following was represented by a bar graph in the original report.]


                  '98       '99       '00       '01       '02
                -------   -------   -------   -------   -------
                 12.38%    57.18%   -16.71%   -20.15%   -15.79%

                                                         Average Annual Total Returns (as of calendar
                                                                 year ended December 31, 2002)
                                              -------------------------------------------------------------
                                                                                  Class A,
                                                                                Class B and
                                                                                  Class II      Class Z
                                                          Past One    Past 5        Since        Since
Focused Growth and Income Portfolio(1)                      Year       Years    Inception(5)  Inception(5)
Returns Before Taxes                          Class A     -20.14%     -0.74%       -0.49%         N/A
                                              Class B     -19.16%     -0.58%       -0.19%         N/A
                                              Class II    -17.56%     -0.44%       -0.22%         N/A
                                              Class Z     -14.81%      N/A          N/A         -20.15%
                                              Class X      N/A         N/A          N/A           N/A
Return After Taxes on Distributions (Class B)             -19.16%     -1.17%       -0.74%         N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                      -11.77%     -0.56%       -0.24%         N/A

S&P 500 Index(3)                                          -22.10%     -0.58%       -0.40%       -17.82%
Morningstar Large Blend Category(4)                       -22.06%     -1.47%       -0.30%       -18.27%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


 (4) Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (5) Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on October 6, 2000. Class X shares commenced offering on April 9, 2002.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS




FOCUSED TECHNOLOGY PORTFOLIO (CLASS B)


During the 2-year period shown in the bar chart, the highest return for a quarter was 42.77% (quarter ended December 31, 2001) and the lowest return for a quarter was -47.28% (quarter ended September 30, 2001).


     [The following was represented by a bar graph in the original report.]


                                  '01       '02
                                -------   -------
                                -55.88%   -44.01%

                                                    Average Annual Total Returns (as of calendar
                                                            year ended December 31, 2002)
                                               -----------------------------------------------------
                                                                     Class A, Class B
                                                          Past One     and Class II       Class Z
Focused Technology Portfolio(1)                             Year    Since Inception(5)  Inception(5)
Returns Before Taxes                           Class A    -46.81%       -45.26%             N/A
                                               Class B    -46.25%       -44.96%             N/A
                                               Class II   -45.02%       -44.54%             N/A
                                               Class Z    -43.41%         N/A             -55.69%
Return After Taxes on Distributions (Class B)             -46.25%       -44.96%             N/A
Return After Taxes on Distributions
and Sale of Fund Shares (Class B)(2)                      -28.40%       -31.79%             N/A

NASDAQ 100 Index(3)                                       -37.53%       -39.49%           -44.54%
Morningstar Specialty Technology Category(4)              -43.14%       -42.20%           -48.39%


 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The NASDAQ 100(R) is a widely recognized, unmanaged index of common stock prices.


 (4) Developed by Morningstar, the Morningstar Specialty Technology Category currently reflects a group of mutual funds that have median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (5) Class A, B and II shares commenced offering on May 22, 2000. Class Z shares commenced offering on October 3, 2000.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO (CLASS A)

During the 1-year period shown in the bar chart, the highest return for a quarter was 4.69% (quarter ended March 31, 2002) and the lowest return for a quarter was -16.50% (quarter ended September 30, 2002).

     [The following was represented by a bar graph in the original report.]

                                     '02
                                   -------
                                   -11.36%

                                             Average Annual Total Returns (as of calendar
                                                     year ended December 31, 2002)
                                             --------------------------------------------
                                                                    Class A, B and II
                                                          Past One       Since
Focused International Equity Portfolio(1)                   Year      Inception(5)
Return Before Taxes                            Class A    -16.44%       -7.56%
                                               Class B    -15.53%       -6.70%
                                               Class II   -13.73%       -5.12%
Return After Taxes on Distributions (Class A)             -16.44%       -7.56%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                      -10.09%       -6.04%


MSCI EAFE Index(3)                                        -15.94%      -10.66%
Morningstar Foreign Stock Category(4)                     -16.33%      -10.16%

 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

 (4) Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 (5)  Class A, B and II shares commenced offering on November 1, 2001.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS


FOCUSED DIVIDEND STRATEGY PORTFOLIO (CLASS A)

During the 4-year period shown in the bar chart, the highest return for a quarter was 15.50% (quarter ended June 30, 1999) and the lowest return for a quarter was -16.37% (quarter ended September 30, 2002).

     [The following was represented by a bar graph in the original report.]

                       '99       '00       '01       '02
                     -------   -------   -------   -------
                      -7.43%    2.03%     7.69%     -7.05%

                                            Average Annual Total Returns (as of calendar
                                                    year ended December 31, 2002)
                                            --------------------------------------------
                                                                     Class A, B and
                                                          Past One      II Since
Focused Dividend Strategy Portfolio(1)                      Year      Inception(7)
Return Before Taxes                            Class A    -12.40%        -2.50%
                                               Class B    -11.23%        -2.30%
                                               Class II    -9.45%        -2.13%
Return After Taxes on Distributions (Class A)             -13.04%        -3.51%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                       -7.61%        -2.47%


S&P 500 Index(3)                                          -22.10%        -3.77%
Russell 1000(R) Value Index(4)                            -15.52%        -1.35%
Wilshire Large Cap Value Index(5)                         -17.51%        -3.68%
Morningstar Large Value Category(6)                       -18.89%        -2.35%

 (1)  Includes sales charges.

 (2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

 (3) The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

 (5) The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

 (6) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


 (7)  Class A, B and II shares commenced offering on June 8, 1998.


 (8) Through January 2003, the Portfolio used the S&P 500 Index as its benchmark index. Effective February 2003, the Portfolio changed its benchmark to the Russell 1000 Value Index, reflecting changes in the Portfolio's strategy. As a result, the Portfolio's performance is compared to both indexes in the table above.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

                      [This Page Intentionally Left Blank]

PORTFOLIO HIGHLIGHTS


Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                             FOCUSED LARGE-CAP GROWTH PORTFOLIO
                                                         -----------------------------------------
                                                         Class A   Class B   Class II   Class Z(7)
                                                         -------   -------   --------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) .........................  5.75%      4.00%     2.00%       None

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ..............  5.75%      None      1.00%       None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) .............  None       4.00%     1.00%       None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends .....................  None       None      None        None

   Redemption Fee(3) ...................................  None       None      None        None

   Exchange Fee ........................................  None       None      None        None

   Maximum Account Fee .................................  None       None      None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees .....................................  0.85%      0.85%     0.85%       0.85%

   Distribution (12b-1) Fees(4) ........................  0.35%      1.00%     1.00%       None

   Other Expenses ......................................  0.37%      0.36%     0.36%       0.36%
                                                          ----       ----      ----        ----

Total Annual Fund Operating Expenses ...................  1.57%      2.21%     2.21%       1.21%
                                                          ====       ====      ====        ====

Expense Reimbursement ..................................    --         --        --          --

Net Expenses(5)(6)(8) ..................................  1.57%      2.21%     2.21%       1.21%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 23-24 for more information on the CDSCs.


(3)  A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The expense waiver and fee reimbursements do not apply to Focused Large-Cap Growth Portfolio.

(6) The expense information in the table has been restated to reflect current fees.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively to certain group plans including, but not limited to, state-sponsored tuition savings plans.

(8) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into acount this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

Portfolio                          Class A   Class B   Class II   Class I   Class Z   Class X
---------                          -------   -------   --------   -------   -------   -------
Focused Large-Cap Growth           1.48%     2.12%     2.12%      --%       1.12%     --%
Focused Multi-Cap Value            1.72      2.37      2.37       1.62      --        --
Focused Growth and Income          1.68      2.32      2.33       --        1.10      1.46
Focused International Equity       1.94      2.59      2.59       --        --        --
Focused Technology                 1.97      2.62      2.62       --        1.40      --
Focused 2000 Growth                1.65      2.29      2.32       1.55      --        --
Focused Multi-Cap Growth           1.69      2.34      2.34       --        1.12      1.47
Focused Large-Cap Value            1.50      2.14      2.16       --        0.92      --
Focused 2000 Value                 1.64      2.29      2.29       --        1.07      --
Focused Dividend Strategy          0.95      1.60      1.60       --        --        --

                                                                                                              FOCUSED
     FOCUSED MULTI-CAP VALUE PORTFOLIO              FOCUSED GROWTH AND INCOME PORTFOLIO           INTERNATIONAL EQUITY PORTFOLIO
  --------------------------------------    --------------------------------------------------    ------------------------------
  Class A  Class B  Class II  Class I(7)    Class A  Class B  Class II  Class Z(7)  Class X(7)      Class A  Class B  Class II
  -------  -------  --------  ----------    -------  -------  --------  ----------  ----------      -------  -------  --------



   5.75%    4.00%    2.00%      None         5.75%    4.00%     2.00%     None         None          5.75%     4.00%    2.00%


   5.75%    None     1.00%      None         5.75%    None      1.00%     None         None          5.75%     None     1.00%


   None     4.00%    1.00%      None         None     4.00%     1.00%     None         None          None      4.00%    1.00%


   None     None     None       None         None     None      None      None         None          None      None     None

   None     None     None       None         None     None      None      None         None          None      None     None

   None     None     None       None         None     None      None      None         None          None      None     None

   None     None     None       None         None     None      None      None         None          None      None     None




   1.00%    1.00%    1.00%      1.00%        1.00%    1.00%     1.00%     1.00%        1.00%         1.25%     1.25%    1.25%

   0.35%    1.00%    1.00%      None         0.35%    1.00%     1.00%     None         None          0.35%     1.00%    1.00%

   0.38%    0.37%    0.38%      0.88%        0.45%    0.43%     0.43%     5.08%        0.62%         0.97%     1.54%    1.18%
   ----     ----     ----       ----         ----     ----      ----      ----         ----          ----      ----     ----

   1.73%    2.37%    2.38%      1.88%        1.80%    2.43%     2.43%     6.08%        1.62%         2.57%     3.79%    3.43%
   ====     ====     ====       ====         ====     ====      ====      ====         ====          ====      ====     ====

   0.01%      --     0.01%      0.26%        0.08%    0.06%     0.06%     4.93%        0.15%         0.62%     1.19%    0.83%

   1.72%    2.37%    2.37%      1.62%        1.72%    2.37%     2.37%     1.15%        1.47%         1.95%     2.60%    2.60%

PORTFOLIO HIGHLIGHTS




                                                              FOCUSED TECHNOLOGY PORTFOLIO
                                                      -------------------------------------------
                                                      Class A    Class B    Class II   Class Z(7)
                                                      -------    -------    --------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) .......................  5.75%     4.00%       2.00%       None

   Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ............  5.75%     None        1.00%       None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ...........  None      4.00%       1.00%       None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...................  None      None        None        None

   Redemption Fee(3) .................................  None      None        None        None

   Exchange Fee ......................................  None      None        None        None

   Maximum Account Fee ...............................  None      None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ...................................  1.25%     1.25%       1.25%       1.25%

   Distribution and Service (12b-1) Fees(4) ..........  0.35%     1.00%       1.00%       None

   Other Expenses ....................................  0.76%     0.80%       0.77%       4.10%
                                                        ----      ----        ----        ----

Total Annual Fund Operating Expenses .................  2.36%     3.05%       3.02%       5.35%
                                                        ====      ====        ====        ====

Expense Reimbursement ................................  0.39%     0.43%       0.40%       3.95%

Net Expenses(5)(6)(8) ................................  1.97%     2.62%       2.62%       1.40%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 23-24 for more information on the CDSCs.


(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) The expense information in the table has been restated to reflect current fees.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively to certain group plans including, but not limited to, state-sponsored tuition savings plans.

(8) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into acount this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

Portfolio                          Class A   Class B   Class II   Class I   Class Z   Class X
---------                          -------   -------   --------   -------   -------   -------
Focused Large-Cap Growth           1.48%     2.12%     2.12%      --%       1.12%     --%
Focused Multi-Cap Value            1.72      2.37      2.37       1.62      --        --
Focused Growth and Income          1.68      2.32      2.33       --        1.10      1.46
Focused International Equity       1.94      2.59      2.59       --        --        --
Focused Technology                 1.97      2.62      2.62       --        1.40      --
Focused 2000 Growth                1.65      2.29      2.32       1.55      --        --
Focused Multi-Cap Growth           1.69      2.34      2.34       --        1.12      1.47
Focused Large-Cap Value            1.50      2.14      2.16       --        0.92      --
Focused 2000 Value                 1.64      2.29      2.29       --        1.07      --
Focused Dividend Strategy          0.95      1.60      1.60       --        --        --

     FOCUSED 2000 GROWTH PORTFOLIO                FOCUSED MULTI-CAP GROWTH PORTFOLIO            FOCUSED LARGE-CAP VALUE PORTFOLIO
--------------------------------------   --------------------------------------------------   --------------------------------------
Class A  Class B  Class II  Class I(7)   Class A  Class B  Class II  Class Z(7)  Class X(7)   Class A  Class B  Class II  Class Z(7)
-------  -------  --------  ----------   -------  -------  --------  ----------  ----------   -------  -------  --------  ----------



 5.75%    4.00%     2.00%      None       5.75%    4.00%     2.00%     None         None       5.75%    4.00%     2.00%     None


 5.75%    None      1.00%      None       5.75%    None      1.00%     None         None       5.75%    None      1.00%     None


 None     4.00%     1.00%      None       None     4.00%     1.00%     None         None       None     4.00%     1.00%     None


 None     None      None       None       None     None      None      None         None       None     None      None      None

 None     None      None       None       None     None      None      None         None       None     None      None      None

 None     None      None       None       None     None      None      None         None       None     None      None      None

 None     None      None       None       None     None      None      None         None       None     None      None      None




 1.00%    1.00%     1.00%      0.99%      1.00%    1.00%     1.00%     1.00%        1.00%      1.00%    1.00%     1.00%     1.00%

 0.35%    1.00%     1.00%      None       0.35%    1.00%     1.00%     None         None       0.35%    1.00%     1.00%     None

 1.09%    1.12%     0.98%      1.32%      0.46%    0.42%     0.46%     1.47%        6.83%      0.57%    0.56%     0.55%     2.48%
 ----     ----      ----       ----       ----     ----      ----      ----         ----       ----     ----      ----      ----

 2.44%    3.12%     2.98%      2.31%      1.81%    2.42%     2.46%     2.47%        7.83%      1.92%    2.56%     2.55%     3.48%
 ====     ====      ====       ====       ====     ====      ====      ====         ====       ====     ====      ====      ====

 0.72%    0.75%     0.61%      0.69%      0.09%    0.05%     0.09%     1.32%        6.36%      0.20%    0.19%     0.18%     2.33%

 1.72%    2.37%     2.37%      1.62%      1.72%    2.37%     2.37%     1.15%        1.47%      1.72%    2.37%     2.37%     1.15%

PORTFOLIO HIGHLIGHTS


                                                                                                     FOCUSED DIVIDEND
                                                             FOCUSED 2000 VALUE PORTFOLIO           STRATEGY PORTFOLIO
                                                       --------------------------------------   --------------------------
                                                       Class A  Class B  Class II  Class Z(7)   Class A  Class B  Class II
                                                       -------  -------  --------  ----------   -------  -------  --------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) ......................   5.75%    4.00%     2.00%      None       5.75%    4.00%     2.00%

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering price)(1)  5.75%    None      1.00%      None       5.75%    None      1.00%

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) ..........   None     4.00%     1.00%      None       None     4.00%     1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ..................   None     None      None       None       None     None      None

   Redemption Fee(3) ................................   None     None      None       None       None     None      None

   Exchange Fee .....................................   None     None      None       None       None     None      None

   Maximum Account Fee ..............................   None     None      None       None       None     None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ..................................   1.00%    1.00%     1.00%      1.00%      0.35%    0.35%     0.35%

   Distribution (12b-1) Fees(4) .....................   0.35%    1.00%     1.00%      None       0.35%    1.00%     1.00%

   Other Expenses ...................................   0.48%    0.47%     0.49%      1.34%      0.54%    0.49%     0.48%
                                                        ----     ----      ----       ----       ----     ----      ----

Total Annual Fund Operating Expenses ................   1.83%    2.47%     2.49%      2.34%      1.24%    1.84%     1.83%
                                                        ====     ====      ====       ====       ====     ====      ====

Expense Reimbursement ...............................   0.11%    0.10%     0.12%      1.19%      0.29%    0.24%     0.23%

Net Expenses(5)(6)(8) ...............................   1.72%    2.37%     2.37%      1.15%      0.95%    1.60%     1.60%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 23-24 for more information on the CDSCs.


(3)  A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) The expense information in the table has been restated to reflect current fees.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

(8) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into acount this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:

Portfolio                          Class A   Class B   Class II   Class I   Class Z   Class X
---------                          -------   -------   --------   -------   -------   -------
Focused Large-Cap Growth           1.48%     2.12%     2.12%      --%       1.12%     --%
Focused Multi-Cap Value            1.72      2.37      2.37       1.62      --        --
Focused Growth and Income          1.68      2.32      2.33       --        1.10      1.46
Focused International Equity       1.94      2.59      2.59       --        --        --
Focused Technology                 1.97      2.62      2.62       --        1.40      --
Focused 2000 Growth                1.65      2.29      2.32       1.55      --        --
Focused Multi-Cap Growth           1.69      2.34      2.34       --        1.12      1.47
Focused Large-Cap Value            1.50      2.14      2.16       --        0.92      --
Focused 2000 Value                 1.64      2.29      2.29       --        1.07      --
Focused Dividend Strategy          0.95      1.60      1.60       --        --        --

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                             1 year      3 years      5 years    10 years
FOCUSED 2000 GROWTH PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class I shares) .....................     165         511          881       1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
     (Class X shares) .....................     150         465          803       1,757
FOCUSED LARGE-CAP VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
FOCUSED 2000 VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class Z shares) .....................     117         365          653       1,398
FOCUSED LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) .....................  $  726      $1,042       $1,381      $2,335
     (Class B shares)* ....................     624         991        1,385       2,383
     (Class II shares) ....................     422         784        1,273       2,619
     (Class Z shares) .....................     123         384          665       1,466
FOCUSED MULTI-CAP VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class I shares) .....................     165         511          881       1,922
FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     640       1,039        1,465       2,545
     (Class II shares) ....................     438         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
     (Class X shares) .....................     150         465          803       1,757
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares) .....................  $  762      $1,152       $1,567      $2,719
     (Class B shares)* ....................     663       1,108        1,580       2,776
     (Class II shares) ....................     460         900        1,466       3,005
FOCUSED TECHNOLOGY PORTFOLIO
     (Class A shares) .....................  $  763      $1,158       $1,576      $2,739
     (Class B shares)* ....................     665       1,114        1,590       2,796
     (Class II shares) ....................     462         906        1,476       3,024
     (Class Z shares) .....................     143         443          766       1,680
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares) .....................  $  666      $  860       $1,070      $1,674
     (Class B shares)* ....................     563         805        1,071       1,726
     (Class II shares) ....................     361         600          962       1,981

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 23. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

PORTFOLIO HIGHLIGHTS


If you did not redeem your shares:


                                             1 year      3 years      5 years    10 years
FOCUSED 2000 GROWTH PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,448
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class I shares) .....................     165         511          881       1,922
FOCUSED MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,448
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
     (Class X shares) .....................     150         465          803       1,757
FOCUSED LARGE-CAP VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,448
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
FOCUSED 2000 VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,448
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
FOCUSED LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) .....................  $  726      $1,042       $1,381      $2,335
     (Class B shares)* ....................     224         691        1,185       2,383
     (Class II shares) ....................     322         784        1,273       2,619
     (Class Z shares) .....................     123         384          665       1,466
FOCUSED MULTI-CAP VALUE PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class I shares) .....................     165         511          881       1,922
FOCUSED GROWTH AND INCOME PORTFOLIO
     (Class A shares) .....................  $  740      $1,086       $1,455      $2,488
     (Class B shares)* ....................     240         739        1,265       2,545
     (Class II shares) ....................     338         832        1,353       2,779
     (Class Z shares) .....................     117         365          633       1,398
     (Class X shares) .....................     150         465          803       1,757
FOCUSED INTERNATIONAL EQUITY PORTFOLIO
     (Class A shares) .....................  $  762      $1,152       $1,567      $2,719
     (Class B shares)* ....................     263         808        1,380       2,776
     (Class II shares) ....................     360         900        1,466       3,005
FOCUSED TECHNOLOGY PORTFOLIO
     (Class A shares) .....................  $  763      $1,158       $1,576      $2,739
     (Class B shares)* ....................     265         814        1,390       2,796
     (Class II shares) ....................     362         906        1,476       3,024
     (Class Z shares) .....................     143         443          766       1,680
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares) .....................  $  666      $  860       $1,070      $1,674
     (Class B shares)* ....................     163         505          871       1,726
     (Class II shares) ....................     261         600          962       1,981

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 23. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

SHAREHOLDER ACCOUNT INFORMATION




SELECTING A SHARE CLASS


Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B Class II, Class I, Class X and Class Z shares.


Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.


       CLASS A                      CLASS B                   CLASS II

o  Front-end sales          o  No front-end sales       o  Front-end sales
   charges, as                 charge; all your            charge, as
   described below.            money goes to work          described below.
   There are several           for you right away.
   ways to reduce                                       o  Higher annual
   these charges, also      o  Higher annual               expenses than Class
   described below.            expenses than Class         A shares.
                               A shares.
o  Lower annual                                         o  Deferred sales
   expenses than Class      o  Deferred sales              charge on shares
   B or Class II               charge on shares            you sell within
   shares.                     you sell within six         eighteen months of
                               years of purchase,          purchase, as
                               as described below.         described below.

                            o  Automatic                o  No conversion to
                               conversion to Class         Class A.
                               A shares
                               approximately eight
                               years after
                               purchase.

                            o  Purchases in an
                               amount over
                               $500,000 generally
                               will not be
                               permitted. You
                               should consult with
                               your financial
                               adviser to
                               determine whether
                               other share classes
                               are more beneficial
                               given your
                               circumstances.


        CLASS I                     CLASS X                    CLASS Z


o  Offered exclusively      o  Offered exclusively     o  Offered exclusively
   to certain                  to certain group           to certain
   institutions.               plans including,           SunAmerica
                               but not limited to,        affiliated
o  Also offered to the         state-sponsored            companies'
   SunAmerica                  tuition savings            retirement plans
   Aggressive Growth,          plans.                     (the "Plan").
   Moderate Growth and
   Conservative Growth      o  No sales charge.        o  No sales charges.
   LifeStage Funds,
   which are                                           o  Lower annual
   funds-of-funds.                                        expenses than Class
                                                          A, B, I or II
o  No sales charges.                                      Shares.


o  Lower annual
   expenses than Class
   A, B, or II Shares.


CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                  Sales Charge      Concession to Dealers
                                           -----------------------------------------------
                                               % OF     % OF NET           % OF
                                             OFFERING    AMOUNT          OFFERING
YOUR INVESTMENT                                PRICE    INVESTED           PRICE
                                           -----------------------------------------------
Less than $50,000 .........................    5.75%      6.10%            5.00%
$50,000 but less than $100,000 ............    4.75%      4.99%            4.00%
$100,000 but less than $250,000 ...........    3.75%      3.90%            3.00%
$250,000 but less than $500,000 ...........    3.00%      3.09%            2.25%
$500,000 but less than $1,000,000 .........    2.10%      2.15%            1.35%
$1,000,000 or more ........................    None       None             1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

SHAREHOLDER ACCOUNT INFORMATION


CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:
Class B deferred charges:

       Years after purchase year                CDSC on shares being sold
           1st year or 2nd year                            4.00%
           3rd and 4th year                                3.00%
           5th year                                        2.00%
           6th year                                        1.00%
           7th year and thereafter                         None

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

CLASS II. Sales Charges are as follows:           Sales Charge        Concession to Dealers
                                           --------------------------------------------------
                                              % OF      % OF NET              % OF
                                            OFFERING     AMOUNT             OFFERING
                                              PRICE     INVESTED              PRICE
                                           --------------------------------------------------
                                              1.00%       1.01%               1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:


   o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)


   o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information


   o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or any of AIG SunAmerica Mutual Funds distributed by AIG SunAmerica Capital Services, Inc.


   o selling brokers and their employees and sales representatives and their families

   o participants in the "Net Asset Value Transfer Program" (this waiver may also apply to front-end sales charges of Class II shares)

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

   o within one year of the shareholder's death or legal disability (individual and spousal joint tenancy accounts only)


   o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

   o Fund Directors and other individuals and their families who are affiliated with any Portfolio or any of the AIG SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.


   o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge. Also, the Net Asset Value Transfer Program is only available through firms that have executed an agreement with the Distributor to sell shares through the program.

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial adviser, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISER.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale you may invest some or all of the proceeds in the same share class of the same Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES


Each class of shares (other than Class I, Class X and Class Z) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                                ACCOUNT MAINTENANCE AND
            CLASS         DISTRIBUTION FEE            SERVICE FEE
              A                 0.10%                    0.25%
              B                 0.75%                    0.25%
              II                0.75%                    0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:

      o  non-retirement account: $500

      o  retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investments for the Portfolios are as follows:

      o  non-retirement account: $100

      o  retirement account: $25

3. Complete  the  appropriate  parts  of  the  Account  Application,   carefully
   following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

SHAREHOLDER ACCOUNT INFORMATION


BUYING SHARES (CLASSES A, B AND II)


OPENING AN ACCOUNT                        ADDING TO AN ACCOUNT

BY CHECK
--------------------------------------------------------------------------------
o  Make out a check for the investment    o  Make out a check for the investment
   amount,  payable  to  the  specific       amount   payable  to  the  specific
   Portfolio or SunAmerica  Funds.  An       Portfolio  or   SunAmerica   Funds.
   account  cannot  be  opened  with a       Shares  cannot be purchased  with a
   SunAmerica  Money  Market  Fund  or       SunAmerica  Money  Market  Fund  or
   SunAmerica  Municipal  Money Market       SunAmerica  Municipal  Money Market
   Fund check.                               Fund check.

o  Deliver    the   check   and   your    o  Include  the stub  from  your  Fund
   completed Account  Application (and       statement or a note  specifying the
   Supplemental Account  Applica-tion,       Portfolio  name,  your share class,
   if  applicable)  to your  broker or       your account number and the name(s)
   financial adviser, or mail them to:       in which the account is registered.


   SunAmerica Mutual Funds                o  Indicate the  Portfolio and account
   c/o NFDS                                  number in the memo  section of your
   P.O. Box 219186                           check.
   Kansas City, MO 64121-9186
                                          o  Deliver  the check and your stub or
o  All  purchases   must  be  in  U.S.       note to your  broker  or  financial
   dollars.  Cash, money orders and/or       adviser, or mail them to:
   travelers   checks   will   not  be
   accepted.  A  $25.00  fee  will  be       NON-RETIREMENT ACCOUNTS:
   charged for all checks returned due       SunAmerica Mutual Funds
   to insufficient funds.                    c/o NFDS
                                             P.O. Box 219373
                                             Kansas City, Missouri 64121-9373


                                             RETIREMENT ACCOUNTS:
                                             SunAmerica Mutual Funds
                                             c/o NFDS
                                             P.O. Box 219373
                                             Kansas City, MO 64121-9373


BY WIRE
--------------------------------------------------------------------------------


o  Deliver your completed  application
   to your broker or financial adviser
   or  fax  it  to   SunAmerica   Fund
   Services, Inc. at 201-324-6496.

o  Obtain  your   account   number  by
   referring  to your  statement or by
   calling  your  broker or  financial
   adviser    or    Shareholder/Dealer
   Services at 1-800-858-8850.


o  Instruct  your  bank  to  wire  the
   amount of your investment to:

   State Street Bank & Trust Company
   Boston, MA
   ABA #0110-00028
   DDA # 99029712

   Specify the  Portfolio  name,  your
   choice  of  share  class,  your new
   Portfolio    number   and   account
   num-ber  and the  name(s)  in which
   the  account  is  registered.  Your
   bank  may  charge  a  fee  to  wire
   funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

SELLING SHARES (CLASSES A, B AND II)


HOW                                       REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISER
--------------------------------------------------------------------------------
o  Accounts of any type.                  o  Call  your   broker  or   financial
                                             adviser to place your order to sell
o  Sales of any amount.                      shares.



BY MAIL
--------------------------------------------------------------------------------
o  Accounts of any type.                  o  Write  a  letter   of   instruction
                                             indicating the Portfolio name, your
o  Include  all   signatures  and  any       share class,  your account  number,
   additional  documents  that  may be       the name(s) in which the account is
   required (see next page).                 registered  and the dollar value or
                                             number of shares you wish to sell.
o  Mail the materials to:
                                          o  Sales of $100,000  or more  require
   SunAmerica Mutual Funds                   the letter of instruction to have a
   c/o NFDS                                  signature guarantee.
   P.O. Box 219186
   Kansas City, MO 64121-9186             o  A check will  normally be mailed on
                                             the  next   business   day  to  the
                                             name(s)  and  address  in which the
                                             account is registered, or otherwise
                                             according   to   your   letter   of
                                             instruction.



BY PHONE
--------------------------------------------------------------------------------
o  Most accounts.                         o  Call Shareholder/Dealer Services at
                                             1-800-858-8850,  between  8:30 a.m.
o  Sales of less than $100,000.              and  7:00  p.m.  (Eastern  time) on
                                             most  business   days.   State  the
                                             Portfolio  name,  the  name  of the
                                             person  requesting the  redemption,
                                             your  share  class,   your  account
                                             number,  the  name(s)  in which the
                                             account  is   registered   and  the
                                             dollar  value or  number  of shares
                                             you wish to sell.

                                          o  A  check  will  be  mailed  to  the
                                             name(s)  and  address  in which the
                                             account  is  registered,  or  to  a
                                             different  address  indicated  in a
                                             written  authorization   previously
                                             provided  to the  Portfolio  by the
                                             shareholder(s) on the account.


BY WIRE
--------------------------------------------------------------------------------
o  Request by mail to sell any amount     o  Proceeds will normally be wired on
   (accounts of any type). A signature       the next business day. A $15 fee
   guarantee may be required in              will be deducted from your account.
   certain circumstances.

o  Request by phone to sell less than
   $100,000.



TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

    o your address of record has changed within the past 30 days and you redeem $10,000 or more

    o   you are selling shares worth $100,000 or more

    o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

    o   a broker or securities dealer

    o   a federal savings, cooperative or other type of bank

    o   a savings and loan or other thrift institution

    o   a credit union

    o   a securities exchange or clearing agency


A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)


Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.


OPENING AN ACCOUNT (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)


Class X shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.


BUY AND SELL PRICES. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, X or Z shares, you pay the NAV. When you sell Class I, Class X and Z shares, you receive NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.


If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Large-Cap Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash.


At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a different CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.


CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, for further information. You may sell, transfer or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.


MULTI-PARTY CHECKS. A Portfolio may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Portfolio by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Portfolio is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

SHAREHOLDER ACCOUNT INFORMATION


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.


DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.



SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:


    o   Make sure you have at least $5,000 worth of shares in your account.

    o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

    o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

    o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

    o   Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund, Inc. To use:


    o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

    o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

    o   Specify the amount(s). Each exchange must be worth at least $50.

    o Accounts must be registered identically; otherwise a signature guarantee will be required.


RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

    o after every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account)

    o   after any changes of name or address of the registered owner(s)

    o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.


DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios, except for the Focused Dividend Strategy Portfolio and the Focused Growth and Income Portfolio, which pay income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850, change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class X and Z shares will generally be higher than the per share dividends on Class A, Class B, Class I and Class II shares of the same Portfolio as a result of the fact that Class X and Z shares are not subject to any distribution or service fee.


TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Portfolio must withhold 30% in the year 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.


SMALL ACCOUNTS (OTHER THAN CLASS I, CLASS X OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

MORE INFORMATION ABOUT THE PORTFOLIOS


                                   FOCUSED LARGE-CAP       FOCUSED MULTI-CAP
                                        GROWTH                   GROWTH
                                      PORTFOLIO                PORTFOLIO
--------------------------------------------------------------------------------
What is the Portfolio's        Long-term growth         Long-term growth
investment goal?               of capital               of capital

--------------------------------------------------------------------------------
What principal investment      growth and focus         growth and focus
strategies does the Portfolio
use to implement its
investment goal?


--------------------------------------------------------------------------------
What are the Portfolio's       active trading of        active trading of
principal investment           equity securities of     equity securities of
techniques?                    large-cap companies      companies of any
                               that offer the potential market capitalization
                               for long-term growth of  that offer the
                               capital. Under normal    potential for long-term
                               market conditions, at    growth of capital
                               least 80% of the
                               Portfolio's net assets
                               plus any borrowing for
                               investment purposes
                               will be invested in
                               large-cap companies


--------------------------------------------------------------------------------
What are the Portfolio's other o Foreign securities     o Foreign securities
significant (non-principal)    o Mid-cap companies
investments?

--------------------------------------------------------------------------------
What other types of            o Short-term investments o Short-term investments
securities may the Portfolio   o Defensive instruments  o Defensive instruments
normally invest in as part of  o Special situations     o Options and futures
efficient portfolio                                     o Special situations
management and which may
produce some income?

--------------------------------------------------------------------------------
What risks may affect the      PRINCIPAL RISKS:         PRINCIPAL RISKS:
Portfolio?                     o Stock market           o Stock market
                                 volatility               volatility
                               o Securities selection   o Securities selection
                               o Non-diversification    o Non-diversification
                               NON-PRINCIPAL RISKS:     o Small and mid market
                               o Foreign exposure         capitalization
                               o Derivatives            NON-PRINCIPAL RISKS:
                               o Hedging                o Technology companies
                               o Small and mid market   o Foreign exposure
                                 capitalization         o Derivatives
                                                        o Hedging

--------------------------------------------------------------------------------

       FOCUSED 2000                FOCUSED LARGE-CAP          FOCUSED MULTI-CAP             FOCUSED 2000
          GROWTH                        VALUE                      VALUE                       VALUE
        PORTFOLIO                     PORTFOLIO                  PORTFOLIO                   PORTFOLIO
       ------------                -----------------          -----------------             ------------

 Long-term growth             Long-term growth             Long-term growth            Long-term growth
 of capital                   of capital                   of capital                  of capital



-----------------------------------------------------------------------------------------------------------------
 growth and focus             value and focus              value and focus             value and focus



-----------------------------------------------------------------------------------------------------------------
active trading of equity      active trading of            active trading of equity    active trading of equity
securities of companies       equity securities of         securities that offer the   securities of companies
that offer the potential for  large-cap companies          potential for long-term     that offer the potential
long-term growth of capital   that offer the potential     growth of capital           for long-term growth
with characteristics similar  for long-term growth         without regard to           of capital with
to those contained in the     of capital. Under normal     market capitalization       characteristics similar
Portfolio's Benchmark Index   market conditions, at                                    to those contained in
                              least 80% of the Portfolio's                             the Portfolio's
                              net assets plus any                                      Benchmark Index
                              borrowing for investment
                              purposes assets will be
                              invested in large-cap
                              companies



-----------------------------------------------------------------------------------------------------------------
o Foreign securities          o Mid-cap companies          o Foreign securities        o Foreign securities
                              o Foreign securities


-----------------------------------------------------------------------------------------------------------------
o Short-term investments      o Short-term investments     o Short-term investments    o Short-term investments
o Defensive instruments       o Defensive instruments      o Defensive instruments     o Defensive instruments
o Options and futures         o Options and futures        o Options and futures       o Options and futures
o Special situations          o Special situations         o Special situations        o Special situations


-----------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:              PRINCIPAL RISKS:             PRINCIPAL RISKS:            PRINCIPAL RISKS:
o Stock market volatility     o Stock market volatility    o Stock market volatility   o Stock market volatility
o Securities selection        o Securities selection       o Securities selection      o Securities selection
o Non-diversification         o Non-diversification        o Non-diversification       o Non-diversification
o Small and mid               NON-PRINCIPAL RISKS:         NON-PRINCIPAL RISKS:        o Small and mid
  market capitalization       o Foreign exposure           o Foreign exposure            market capitalization
NON-PRINCIPAL RISKS:          o Derivatives                o Derivatives               NON-PRINCIPAL RISKS:
o Technology companies        o Hedging                    o Hedging                   o Foreign exposure
o Foreign exposure            o Small and mid market       o Small and mid market      o Derivatives
o Derivatives                   capitalization               capitalization            o Hedging
o Hedging


-----------------------------------------------------------------------------------------------------------------



      FOCUSED GROWTH
        ABD INCOME
         PORTFOLIO
      --------------

  Long-term growth
  of capital and current
  income


--------------------------------
  growth, value and focus


--------------------------------
  active trading of large-cap
  companies that offer the
  potential for long-term
  growth of capital and
  reasonable level of
  current income









--------------------------------
  o Foreign securities
  o Mid-cap companies


--------------------------------
  o Short-term investments
  o Defensive instruments
  o Options and futures
  o Special situations


--------------------------------
  PRINCIPAL RISKS:
  o Stock market volatility
  o Securities selection
  o Non-diversification
  NON-PRINCIPAL RISKS:
  o Foreign exposure
  o Derivatives
  o Hedging
  o Small and mid market
    capitalization



--------------------------------

MORE INFORMATION ABOUT THE PORTFOLIOS


                                                  FOCUSED                                                   FOCUSED
                                               INTERNATIONAL                   FOCUSED                     DIVIDEND
                                                  EQUITY                     TECHNOLOGY                    STRATEGY
                                                PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                               -------------                 ----------                    ---------

What is the Portfolio's investment       Long-term growth of           Long-term growth             Total return (including)
goal?                                    capital                       of capital                   capital appreciation and
                                                                                                    current income)


---------------------------------------------------------------------------------------------------------------------------------
What principal investment strategies     international and focus       growth and focus             value
does the Portfolio use to implement
its investment goal?


---------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's principal       active trading of foreign     active trading of equity     employ a "buy and hold"
investment techniques?                   securities that offer the     securities of companies      strategy with thirty high
                                         potential for long-term       that offer potential for     dividend yielding equity
                                         growth of capital,            long-term growth of          securities selected annually
                                         without regard to market      capital and that the         from the Dow Jones
                                         capitalization. Under         Advisers believe will        Industrial Average and
                                         normal market conditions,     benefit significantly        the broader market
                                         at least 80% of the           from technological
                                         Portfolio's net assets        advances or improvements,
                                         plus any borrowing for        without Benchmark Index
                                         investment purposes will      regard to market
                                         be invested inequity          capitalization. Under
                                         securities.                   normal market conditions,
                                                                       at least 80% of the
                                                                       Portfolio's net assets plus
                                                                       any borrowing for investment
                                                                       purposes will be invested
                                                                       in such securities


---------------------------------------------------------------------------------------------------------------------------------
What are the Portfolio's other           o None                        o Foreign                    o None
significant securities
(non-principal) investments?


---------------------------------------------------------------------------------------------------------------------------------
What other types of securities may the   o Short-term investments      o Short-term investments     o Annual rebalancing
Portfolio normally invest in as part     o Defensive instruments       o Defensive instruments      o Cash flow management
of efficient portfolio management and    o Options and futures         o  Special situations        o Short-term investments
which may produce some income?           o Special situations
                                         o Currency transactions


---------------------------------------------------------------------------------------------------------------------------------
What risks may affect the Portfolio?     PRINCIPAL RISKS:              PRINCIPAL RISKS:             PRINCIPAL RISKS:
                                         o Stock market volatility     o Stock market volatility    o Market volatility
                                         o Securities selection        o Securities selection       o Disciplined strategy
                                         o Non-diversification         o Non-diversification        o Non-diversification
                                         o Foreign exposure            o Small and mid
                                         o Currency volatility           market capitalization
                                         o Emerging markets            o Technology companies
                                         o Small and mid               NON-PRINCIPAL RISKS:
                                           market capitalization       o Foreign exposure
                                         NON-PRINCIPAL RISKS:          o Derivatives
                                         o Derivatives                 o Hedging
                                         o Hedging                     o Emerging markets

--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.


CAPITAL APPRECIATION is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.


ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $7.8 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.3 billion and $7.8 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.3 billion or less.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INSTRUMENTS include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

--------------------------------------------------------------------------------
LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.


ANNUAL REBALANCING No later than January 15 of each year, SunAmerica will rebalance the Focused Dividend Strategy Portfolio's holdings to create equal weightings among the thirty stocks selected on the basis of the criteria applied as of the preceding December 31st. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

CASH FLOW MANAGEMENT Because the Focused Dividend Strategy Portfolio will be at all times fully invested in the stocks selected using the criteria described above, the Portfolio will use the following policies to manage cash that it receives from the sale of its shares. As the Portfolio's shares are sold during the year, new cash received by the Portfolio will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio. The Portfolio will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in its portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in its portfolio and without any intention to rebalance its holdings on an interim basis.

MORE INFORMATION ABOUT THE PORTFOLIOS


RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


DISCIPLINED STRATEGY: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PORTFOLIO MANAGEMENT



MANAGER.  AIG SunAmerica  Asset  Management  Corp.  selects the Advisers for the
Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2002, each Portfolio paid SunAmerica an annual fee equal to a percentage of average daily net assets as follows:


        PORTFOLIO                                   FEE RATE
        ---------                                   --------
        Focused Large-Cap Growth Portfolio            .85%
        Focused Multi-Cap Growth Portfolio           1.00%
        Focused Large-Cap Value Portfolio            1.00%
        Focused Multi-Cap Value Portfolio            1.00%
        Focused 2000 Value Portfolio                 1.00%
        Focused Growth and Income Portfolio          1.00%
        Focused International Equity Portfolio       1.25%
        Focused Technology Portfolio                 1.25%

Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

Prior to November 16, 2001, the Focused 2000 Growth Portfolio was operated as the Small-Cap Growth Fund of the North American Funds. For the fiscal year ended October 31, 2001, the Small-Cap Growth Fund of the North American Funds paid its manager 0.95% of average daily net assets. The advisory fee payable by the Focused 2000 Growth Portfolio is 1.00%.


For the fiscal year ended September 30, 2002, the Focused Dividend Strategy Portfolio paid SunAmerica a fee equal to 0.35% of average daily net assets. Francis D. Gannon has supervisory responsibility over the Focused Dividend Strategy Portfolio. Mr. Gannon, a Senior Vice President, has been with the Adviser since 1993.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $29.7 billion as of September 30, 2002. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust,
Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II, SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


ADDITIONAL  INFORMATION ABOUT THE ADVISERS


SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio of SunAmerica Style Select Series, Inc. equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio of SunAmerica Style Select Series, Inc., SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class II 12b-1 plans.


The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. For Class X and Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class X and Class Z Shares.

SunAmerica,  the  Distributor and  Administrator  are  all located in Harborside
Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

INFORMATION ABOUT ADVISERS

The Advisers and Portfolio Managers for each Portfolio are described below:

PORTFOLIO                   PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
---------                   -----------------------------------------------------------

FOCUSED LARGE-CAP           Fred Alger Management, Inc. ("Alger")
  GROWTH PORTFOLIO          Salomon Brothers Asset Management Company LLC
                            ("Salomon Brothers")
                            Marsico Capital Management, LLC ("Marsico")


FOCUSED MULTI-CAP GROWTH    Credit Suisse Asset Management, LLC ("CSAM")
  PORTFOLIO                 Janus Capital Management LLC ("Janus")
                            SunAmerica


FOCUSED 2000 GROWTH         Baron Capital Management, Inc. ("BAMCO")
  PORTFOLIO                 Deutsche Asset Management Inc. ("DAMI")
                            Oberweis Asset Management, Inc. ("Oberweis")


FOCUSED LARGE-CAP VALUE     Dreman Value Management L.L.C. ("Dreman")
  PORTFOLIO                 Harris Associates L.P. ("Harris")
                            Wellington Management Company, LLP ("Wellington Management")


FOCUSED MULTI-CAP           American Century Investment Management, Inc.
  VALUE PORTFOLIO           ("American Century")
                            Third Avenue Management LLC ("Third Avenue")
                            Thornburg Investment Management, Inc. ("Thornburg")

FOCUSED 2000 VALUE          Janus (subcontracted to
  PORTFOLIO                 Perkins, Wolf, McDonnell & Company ("PWM"))
                            Third Avenue
                            Boston Partners Asset Management L.P. ("Boston Partners")


FOCUSED GROWTH AND          Thornburg
  INCOME PORTFOLIO          Marsico
                            Harris


FOCUSED INTERNATIONAL       Massachusetts Financial Services Company ("MFS")
  EQUITY PORTFOLIO          Harris
                            Standish Mellon Asset Management Company LLC ("Standish Mellon")


FOCUSED TECHNOLOGY          Dresdner RCM Global Investors LLC ("Dresdner")
  PORTFOLIO                 SunAmerica
                            Van Wagoner Capital Management, Inc.
                            ("Van Wagoner")


FOCUSED DIVIDEND            SunAmerica
  STRATEGY PORTFOLIO

INFORMATION ABOUT ADVISERS


DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of November 24, 2002, American Century had approximately $74.8 billion in total assets under management.

BARON CAPITAL MANAGEMENT, INC. BAMCO is a New York corporation located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of December 31, 2002, BAMCO had approximately $4 billion in assets under management.

BOSTON PARTNERS ASSET MANAGEMENT L.P. BOSTON PARTNERS is located at 28 State Street, Boston, Massachusetts and is a Delaware limited partnership whose Class A general partner is BPAM (GP), LLC, a Delaware limited liability company. As of February 28, 2002, Boston Partners had approximately $10 billion in assets under management.

CREDIT SUISSE ASSET MANAGEMENT, LLC. CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, the Credit Suisse Asset Management Division had global assets under management of approximately $284.3 billion, of which approximately $75.5 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

DEUTSCHE ASSET MANAGEMENT, INC. DAMI has principal offices at 280 Park Avenue, New York, New York 10017. DAMI conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of November 30, 2002, DAMI managed approximately $102.7 billion in assets globally.

DREMAN VALUE MANAGEMENT L.L.C. DREMAN is located at Ten Exchange Place, Jersey City, New Jersey and is an employee controlled limited liability company. Dreman manages over 130 client accounts, including six registered investment companies, three of which are separate accounts offered by variable annuity products, and as of December 31, 2002, had approximately $6.5 billion in assets under management.

DRESDNER RCM GLOBAL INVESTORS LLC. DRESDNER is an indirect wholly owned subsidiary of Dresdner Bank AG, an international banking organization, and is located at Four Embarcadero Center, San Francisco, California 94111. As of September 30, 2002, Dresdner and its affiliates had approximately $42.6 billion in total assets under management and advice. This includes approximately $27.1 billion under management and advice in San Francisco and $15.5 billion under management and advice by affiliates in London, Hong Kong and San Diego.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 111 Fifth Avenue, New York, NY 10013. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of October 31, 2002, Alger had approximately $8.9 billion in assets under management.

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDCIXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of November 30, 2002, Harris had approximately $30.8 billion in assets under management.

JANUS CAPITAL MANAGEMENT LLC. JANUS is a Delaware limited liability company located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2002, Janus had assets under management of approximately $138 billion.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2002, Marsico had approximately $14.8 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. MFS is a Delaware corporation and a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS is located at 500 Boylston Street, Boston, Massachusetts02116, and as of October 31, 2002, MFS had approximately $112 billion in assets under management.

OBERWEIS ASSET MANAGEMENT, INC. OBERWEIS, an Illinois corporation, is located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. As of November 30, 2002, Oberweis had approximately $175 million in assets under management.

PERKINS, WOLF, MCDONNELL & COMPANY. PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2002, PWM had assets under management of approximately $5.2 billion.

SALOMON BROTHERS ASSET MANAGEMENT INC. SALOMON BROTHERS is located at 388 Greenwich Street, New York, New York, and is a subsidiary of Citigroup Inc. Salomon Brothers, together with its affiliates in London, Frankfurt, Tokyo and Hong Kong, provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of August 30, 2002, Salomon Brothers had approximately $47.2 billion in assets under management.

--------------------------------------------------------------------------------



STANDISH MELLON ASSET MANAGEMENT COMPANY LLC. STANDISH MELLON is located at One Financial Center, Boston, Massachusetts and is a wholly owned subsidiary of Mellon Financial Corporation. As of September 30, 2002, Standish Mellon had approximately $40 billion in assets under management.

SUNAMERICA ASSET MANAGEMENT CORP. See page 38.

THIRD AVENUE MANAGEMENT LLC. (Third Avenue) THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2002, Third Avenue had approximately $4.5 billion in assets under management.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2002, Thornburg had approximately $5.5 billion in assets under management.

VAN WAGONER CAPITAL MANAGEMENT, INC. VAN WAGONER is a privately owned company located at 435 Pacific Avenue, Suite 400, San Francisco, California 94133. As of October 31, 2002, Van Wagoner had approximately $300 million in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP. WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership, located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 2002, Wellington Management had investment management authority with respect to approximately $293 billion of assets.

INFORMATION ABOUT ADVISERS


                          NAME, TITLE AND AFFILIATION
PORTFOLIO                 OF PORTFOLIO MANAGER                     EXPERIENCE
---------                 ------------------------------           ----------

FOCUSED LARGE-CAP GROWTH  Fred Alger                               Mr. Alger founded Alger in 1964. He served
  PORTFOLIO               Chairman and President                   as President and Portfolio Manager until
                          (Alger)                                  1995.  Mr. Alger  resumed these responsibilities
                                                                   in 2001.

                          Dan Chung                                Mr. Chung joined Alger in 1994 and
                          Chief Investment Officer                 advanced through ranks from Research
                          and Portfolio Manager                    Associate to Associate Analyst, Analyst, Senior
                          (Alger)                                  Technology Analyst and Portfolio Manager.
                                                                   He currently serves as Alger's Chief
                                                                   Investment Officer.


                          Alan Blake                               Mr. Blake is a Managing Director, Portfolio
                          Managing Director (Salomon Brothers)     Manager and member of Salomon Brothers
                                                                   Investment Strategy Committee. He has been
                                                                   with Salomon Brothers since 1991, and
                                                                   previously had been a Portfolio Manager with
                                                                   Brown Brothers Harriman and held positions
                                                                   with Prudential Bache and Merrill Lynch.


                          Thomas E. Marsico                        Mr. Marsico has been the Chairman and
                          Portfolio Manager (Marsico)              Chief Executive Officer of Marsico since he
                                                                   formed Marsico in 1997. From 1988 through
                                                                   1997, Mr. Marsico served as the portfolio
                                                                   manager of the Janus Twenty Fund and, from
                                                                   1991 through 1997, Mr. Marsico served as
                                                                   the portfolio manager of the Janus
                                                                   Growth & Income Fund.

FOCUSED MULTI-CAP GROWTH  Elizabeth B. Dater                       Ms. Dater, Managing Director, is Chief
  PORTFOLIO               Managing Director (CSAM)                 Investment Officer for post-venture capital,
                                                                   distribution management and small-capitalization
                                                                   U.S. equity Portfolios. Ms. Dater has been with
                                                                   CSAM since 1999, and with its predecessor,
                                                                   Warburg Pincus Asset Management, Inc.
                                                                   ("Warburg"), since 1978. Ms. Dater has
                                                                   served as the Director of Research since 1984.

                          Stephen J. Lurito                        Mr. Lurito has been with CSAM since 1999,
                          Managing Director (CSAM)                 and with its predecessor, Warburg,
                                                                   since 1987.

                          Sammy Oh                                 Mr. Oh, Director, is a Portfolio Manager and
                          Director (CSAM)                          analyst specializing in post-venture capital,
                                                                   distribution management and small-capitalization
                                                                   U.S. equity Portfolios. Mr. Oh has been with
                                                                   CSAM since 1999, and with its predecessor,
                                                                   Warburg, since 1997. Previously, Mr. Oh was
                                                                   associate portfolio manager of small-capitalization
                                                                   U.S. equities and Vice President of Bessemer
                                                                   Trust, from 1995 to 1997.

                          Scott W. Schoelzel                       Mr. Schoelzel joined Janus Capital as a
                          Executive Vice President and Portfolio   Portfolio Manager in January 1994. He has
                          Manager (Janus)                          managed the Janus Twenty Fund since August
                                                                   1997 as well as both the Janus Aspen Capital
                                                                   Appreciation Portfolio and the Janus Adviser
                                                                   Capital Appreciation Fund since inception.

                          Donna Calder                             Ms. Calder joined SunAmerica as a Portfolio
                          (Domestic Equity Investment Team)        Manager in February 1998. Ms. Calder served
                          Portfolio Manager (SunAmerica)           as a General Partner of Manhattan Capital
                                                                   Partners, L.P. from November 1991 through
                                                                   August 1995. She also has served as a
                                                                   Portfolio Manager with Oppenheimer
                                                                   Management and E.F. Hutton & Company.

                          NAME, TITLE AND AFFILIATION
PORTFOLIO                 OF PORTFOLIO MANAGER                     EXPERIENCE
---------                 ------------------------------           ----------


FOCUSED 2000 GROWTH       Ronald Baron                             Mr. Baron is the founder, Chief Executive
  PORTFOLIO               Chairman, Chief Executive Officer,       Officer, Chief Investment Officer, and
                          Chief Investment Officer                 Chairman of BAMCO, Baron Capital Group
                          (BAMCO)                                  and its  subsidiaries.  He began to manage
                                                                   money for others on a discretionary basis in
                                                                   1975. In 1982 he established Baron Capital
                                                                   Inc. He has been Portfolio Manager of the
                                                                   Baron Funds flagship fund, Baron Asset Fund
                                                                   and of Baron Growth Fund since their
                                                                   inception.

                          Audrey M.T. Jones                        Ms. Jones is head of the global portfolio
                          CFA, Managing Director (DAMI)            selection team. She joined DAMI in 1986 after
                                                                   16 years of experience, including Vice
                                                                   President and/small cap Portfolio Manager at
                                                                   Chase Investors Management Corp. and as a
                                                                   large cap research analyst at Chase
                                                                   Manhattan Bank.

                          James W. Oberweis, CFA                   Mr. Oberweis has been President since 2001
                          President                                and a Portfolio Manager since 1995.
                          Portfolio Manager (Oberweis)             Mr. Oberweis was Vice President from
                                                                   1995 to 2001.

                          James D. Oberweis                        Mr. Oberweis has been Chairman since 2001
                          Chairman                                 and a Portfolio Manager since 1989.
                          Portfolio Manager (Oberweis)             Mr. Oberweis was President from 1989 to
                                                                   2001. Mr. Oberweis founded the Oberweis
                                                                   Emerging Growth Portfolio in 1987 and has
                                                                   over thirty years of investment experience.


FOCUSED LARGE-CAP VALUE   David N. Dreman                          Mr. Dreman has been the chairman of Dreman
  PORTFOLIO               Chairman, Chief Investment Officer       (and its predecessors) since 1977.
                          and Founder
                          (Dreman)

                          Nelson Woodward                          Mr. Woodward re-joined Dreman in November
                          Managing Director                        2001 as a Managing Director and a member of
                          (Dreman)                                 the Investment Policy Committee. From July
                                                                   2000 to November 2001 he was Vice
                                                                   President of Asset Allocation and Quantitative
                                                                   Analysis at Prudential Investments. Prior
                                                                   thereto, Mr. Woodward was a Managing
                                                                   Director of Dreman (and its predecessors) from
                                                                   January 1997 to July 2000. Mr. Woodward
                                                                   has over 17 years of investment management
                                                                   experience.

                          Steven T. Irons                          Mr. Irons joined Wellington Management in
                          Vice President and                       1993 as a research analyst on the firm's Value
                          Assistant Portfolio Manager              Yield Team.
                          (Wellington Management)


                          Edward S. Loeb, CFA                      Mr. Loeb is a Partner of and Portfolio Manager
                          Partner and Portfolio Manager            for Harris, as well as its Director of
                          (Harris)                                 Institutional Portfolios. Mr. Loeb has been
                                                                   with Harris since 1989 and has over 13 years
                                                                   of investment experience.


                          Michael J. Mangan, CPA                   Mr. Mangan is a Portfolio Manager for Harris
                          Portfolio Manager                        and has been with Harris since 1997.
                          (Harris)                                 Prior to that, Mr. Mangan was a Portfolio
                                                                   Manager with Stein Roe & Farnham and a
                                                                   Senior Auditor with Continental Bank. Mr.
                                                                   Mangan has over 13 years of investment
                                                                   experience.

INFORMATION ABOUT ADVISERS


                          NAME, TITLE AND AFFILIATION
PORTFOLIO                 OF PORTFOLIO MANAGER                     EXPERIENCE
---------                 ------------------------------           ----------


FOCUSED MULTI-CAP VALUE   Phil Davidson                            Mr. Davidson has been a member of the team that
  PORTFOLIO               Senior Vice President and                manages Value and Equity Income since joining
                          Senior Portfolio Manager                 American Century in September of 1993. Prior to
                          (American Century)                       joining American Century, he spent 11 years at
                                                                   Boatmen's Trust Company in St. Louis and served
                                                                   as Vice President and Portfolio Manager
                                                                   responsible for institutional value equity
                                                                   clients.


                          Martin J. Whitman                        Mr. Whitman has been Chief Investment
                          Chairman, CEO and Portfolio Manager      Officer of Third Avenue since 1991 and
                          (Third Avenue)                           Chairman and CEO since 1986.
                                                                   Mr. Whitman also has been Chairman and
                                                                   CEO of Third Avenue Trust (and its
                                                                   predecessors) since 1990 and was President
                                                                   from 1991 to 1998.

                          Curtis Jensen                            Mr. Jensen has been Portfolio Manager of the
                          Portfolio Manager                        Third Avenue Small-Cap Value Fund since
                          (Third Avenue)                           June 2001. Prior to that, he had been
                                                                   Co-Portfolio Manager since 1997. Mr. Jensen
                                                                   has been a Senior Research Analyst at Third
                                                                   Avenue since 1995.

                          William V. Fries, CFA                    Mr. Fries has been a Managing Director and
                          Managing Director and                    Portfolio Manager at Thornburg since 1995.
                          Portfolio Manager                        Previously he had been affiliated with USAA
                          (Thornburg)                              Investment Management Company for over
                                                                   20 years.

FOCUSED 2000 VALUE        Steven L. Pollock                        Mr. Pollack is an Equity Portfolio Manager
  PORTFOLIO               Principal                                for Boston Partners Asset Management, L.P.
                          (Boston Partners)                        and is also a member of Boston Partners'
                                                                   Equity Strategy Committee. Prior to joining
                                                                   Boston Partners, Mr. Pollack spent sixteen
                                                                   years at Hughes Investment, the last 12 years
                                                                   as an Equity Portfolio Manager, managing a
                                                                   portion of their pension plan. Prior to that,
                                                                   he was a Computer Programmer with
                                                                   Remington, Inc. and a Systems Consultant
                                                                   with Arthur Andersen & Co. Mr. Pollack has
                                                                   a total of seventeen years of investment
                                                                   experience.

                          Robert H. Perkins                        Mr. Perkins has been an investment manager
                          President, Lead Investment Manager       since 1970. Mr. Perkins owns 46% of PWM's
                          and Director (PWM)                       outstanding common stock and serves as
                                                                   President and as a director of PWM.

                          Thomas H. Perkins                        Mr. Perkins has also served as investment
                          Portfolio Manager (PWM)                  manager of the Portfolio since January 1999.
                                                                   He has been an investment manager
                                                                   since 1974 and joined PWM as a Portfolio
                                                                   Manager in 1998.

                          Martin J. Whitman                        Mr. Whitman has been Chief Investment
                          Chairman, CEO and Portfolio Manager      Officer of Third Avenue since 1991 and
                          (Third Avenue)                           Chairman and CEO since 1986.
                                                                   Mr. Whitman also has been Chairman and
                                                                   CEO of Third Avenue Trust (and its
                                                                   predecessors) since 1990 and was President
                                                                   from 1991 to 1998.

                          Curtis Jensen                            Mr. Jensen has been Portfolio Manager of the
                          Portfolio Manager                        Third Avenue Small-Cap Value Fund since
                          (Third Avenue)                           June 2001. Prior to that, he had been Co-
                                                                   Portfolio Manager since 1997. Mr. Jensen has
                                                                   been a Senior Research Analyst at Third
                                                                   Avenue since 1995.

--------------------------------------------------------------------------------

                          NAME, TITLE AND AFFILIATION
PORTFOLIO                 OF PORTFOLIO MANAGER                     EXPERIENCE
---------                 ------------------------------           ----------

FOCUSED GROWTH AND        William C. Nygren, CFA                   Mr. Nygren is a Partner of Harris Associates
INCOME PORTFOLIO          Partner and Portfolio Manager            and is also a Portfolio Manager. Mr. Nygren
                          (Harris)                                 has been with Harris Associates since 1983
                                                                   and has over 20 years of investment experience.
                                                                   From 1990 to 1998, Mr. Nygren was the
                                                                   Director of Research of Harris Associates.

                          Thomas E. Marsico                        See the Focused Large-Cap Growth Portfolio.
                          Portfolio Manager (Marsico)

                          William V. Fries, CFA                    Mr. Fries has been a Managing Director and
                          Managing Director and                    Portfolio Manager at Thornburg since 1995.
                          Portfolio Manager                        Previously he had been affiliated with USAA
                          (Thornburg)                              Investment Management Company for over
                                                                   20 years.

FOCUSED INTERNATIONAL     David A. Antonelli                       Mr. Antonelli is a Senior Vice President and
  EQUITY PORTFOLIO        Senior Vice President                    Director of International Equity Research of
                          (MFS)                                    MFS. He is  responsible  for the hiring, train-
                                                                   ing, and industry assignments of the team of
                                                                   international equity research analysts and
                                                                   coordinates coverage of global industries with
                                                                   the U.S. director of research. In his director
                                                                   role, Mr. Antonelli also oversees the process
                                                                   of portfolio management of the international
                                                                   research and emerging market portfolios of
                                                                   MFS' mutual funds, variable annuities,
                                                                   institutional accounts, and offshore funds. He
                                                                   also manages MFS' international small-cap
                                                                   portfolios and the international portions of
                                                                   the global growth portfolios. Mr. Antonelli
                                                                   joined MFS in 1991 as a research analyst
                                                                   following foreign stocks, with a concentration
                                                                   in continental Europe. He was named Vice
                                                                   President in 1995, portfolio manager in
                                                                   1997, and Senior Vice President and Director
                                                                   of International Equity Research in 1999.

                          David G. Herro, CFA                      Mr. Herro is a Director of International
                          Partner, Managing Director-              Equities and Portfolio Manager for Harris.
                          International Equities and               Mr. Herro joined Harris in 1992 and
                          Portfolio Manager                        has been managing international porfolios
                          (Harris)   since  1986.


                          Remi J. Browne, CFA                      Mr. Browne is the Chief Investment Officer of
                          Portfolio Manager and                    International Equities. He is the lead manager
                          Senior Vice President                    for global and international core equity
                          (Standish Mellon)                        portfolios. He joined the company in 1996 and
                                                                   has worked in the industry for 17 years. Mr.
                                                                   Browne previously worked at Ark Asset Management
                                                                   as a director. Prior to that, Mr. Browne was at
                                                                   State Street Bank for six years where he headed
                                                                   the global active equities division.

INFORMATION ABOUT ADVISE

                          NAME, TITLE AND AFFILIATION
PORTFOLIO                 OF PORTFOLIO MANAGER                     EXPERIENCE
---------                 ------------------------------           ----------

FOCUSED TECHNOLOGY        Walter C. Price, Jr.                     Mr. Price joined Dresdner in 1974 as a
  PORTFOLIO               Portfolio Manger (Dresdner)              Senior Portfolio Securities Analyst and
                                                                   became a principal in 1978. He has been a
                                                                   Managing Director and Portfolio Manager
                                                                   with the firm since 1985. Mr. Price has
                                                                   analytical responsibility for much of
                                                                   Dresdner's technology area.

                          Huachen Chen                             Mr. Chen joined Dresdner in 1985 as a
                          Portfolio Manager (Dresdner)             Securities Analyst. He became a principal in
                                                                   1994 and currently has research and money
                                                                   management responsibilities for the
                                                                   technology area.

                          Donna Calder                             Ms. Calder joined SunAmerica as a Portfolio
                          Portfolio Manager (SunAmerica)           Manager in February 1998. Ms. Calder
                                                                   served as a General Partner of Manhattan
                                                                   Capital Partners, L.P. from November 1991
                                                                   through August 1995. She also has served as
                                                                   a Portfolio Manager with Oppenheimer
                                                                   Management and E.F. Hutton & Company.

                          Soohwan Kim, CFA                         Soohwan Kim joined SunAmerica as a
                          Senior Technology Analyst                Senior Research Analyst in July of 1999.
                          (SunAmerica)                             Previously,  he  was Vice President and Analyst
                                                                   at Citibank Global Asset Management. From
                                                                   1992 to 1993, he served as an Economist
                                                                   with the Union Bank of Switzerland.

                          Garrett Van Wagoner, CFA                 Mr. Van Wagoner is Portfolio Manager and
                          Portfolio Manager (Van Wagoner)          President of the Van Wagoner Funds. Prior to
                                                                   founding Van Wagoner Capital Management,
                                                                   Inc. in 1995, Mr. Van Wagoner managed
                                                                   Govett Smaller Companies Fund for three
                                                                   years. He also worked with Bessemer Trust,
                                                                   N.A. and has over 20 years' experience of
                                                                   equity portfolio management.

                          Raiford Garrabrant, CFA                  Mr. Garrabrant is a Research Analyst and
                          Portfolio Manager and Research Analyst   Portfolio Manager for Van Wagoner Capital
                          (Van Wagoner)                            Management, Inc. responsible for covering
                                                                   companies with market capitalizations of
                                                                   $500 million and below. Prior to joining
                                                                   Van Wagoner Capital Management, Inc.,
                                                                   he was the Assistant Portfolio Manager for
                                                                   the Govett Smaller Companies Fund and
                                                                   assisted Mr. Van Wagoner in managing this
                                                                   fund in 1994 and 1995. Mr. Garrabrant also
                                                                   worked with First Citizen's Bank and Trust as
                                                                   a Financial Analyst and has over eight years
                                                                   of research and portfolio management
                                                                   experience.

                          William Putnam                           Mr. Putnam is a Research Analyst and
                          Portfolio Manager and                    Portfolio Manager for Van Wagoner Capital
                          Research Analyst (Van Wagoner)           Management, Inc. responsible for covering
                                                                   companies with market capitalizations of
                                                                   $500 million and below. Prior to joining Van
                                                                   Wagoner Capital Management, Inc. he was
                                                                   Manager of Institutional Equities at Instinet
                                                                   Corporation and has over 10 years of
                                                                   investment experience.

FINANCIAL HIGHLIGHTS


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information, except for the Focused Dividend Strategy Portfolio, has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request. The information for the Focused Dividend Strategy Portfolio has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, are incorporated by reference in the SAI, which is available upon request.


FOCUSED 2000 GROWTH PORTFOLIO(1)


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST     (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(5) UNREALIZED)  OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(3)  (000'S)
------         ---------   -------   -----------   ----------    --------   -------   -------   ---------   ------    ---------

                                                             CLASS A
                                                             -------
01/06/98-
10/31/98 ...... $10.00     $(0.08)     $(1.04)       $(1.12)      $  --   $   --    $    --      $ 8.88    (11.20)%     $   146
10/31/99 ......   8.88      (0.15)       4.08          3.93          --       --         --       12.81     44.26           224
10/31/00 ......  12.81      (0.12)       5.66          5.54          --    (1.08)     (1.08)      17.27     43.62         6,795
10/31/01 ......  17.27      (0.14)      (5.65)        (5.79)         --    (0.01)     (0.01)      11.47    (33.56)        4,512
10/31/02 ......  11.47      (0.15)      (1.11)        (1.26)         --       --         --       10.21    (10.99)       10,856

                                                             CLASS B
                                                             -------

01/06/98-
10/31/98 ......  10.00      (0.12)      (1.05)        (1.17)         --       --         --        8.83    (11.70)          263
10/31/99 ......   8.83      (0.21)       3.95          3.74          --       --         --       12.57     42.36           660
10/31/00 ......  12.57      (0.24)       5.55          5.31          --    (1.08)     (1.08)      16.80     42.62        14,554
10/31/01 ......  16.80      (0.22)      (5.46)        (5.68)         --    (0.01)     (0.01)      11.11    (33.84)       11,158
10/31/02 ......  11.11      (0.23)      (1.05)        (1.28)         --       --         --        9.83    (11.52)       14,375

                                                             CLASS II(6)
                                                             -----------

01/06/98-
10/31/98 ......  10.00      (0.12)      (1.04)        (1.16)         --       --         --        8.84    (11.60)          238
10/31/99 ......   8.84      (0.21)       3.94          3.73          --       --         --       12.57     42.19           440
10/31/00 ......  12.57      (0.29)       5.59          5.30          --    (1.08)     (1.08)      16.79     42.54         3,337
10/31/01 ......  16.79      (0.22)      (5.45)        (5.67)         --    (0.01)     (0.01)      11.11    (33.80)        2,119
10/31/02 ......  11.11      (0.20)      (1.10)        (1.30)         --       --         --        9.81    (11.70)       22,029

                                                             CLASS I
                                                             -------

07/10/00-
10/31/00 ......  19.82      (0.07)      (1.42)        (1.49)         --    (1.00)     (1.00)      17.33     (7.34)       14,154
10/31/01 ......  17.33      (0.13)      (5.64)        (5.77)         --    (0.01)     (0.01)      11.55    (33.33)       11,581
10/31/02 ......  11.55      (0.16)      (1.09)        (1.25)         --       --         --       10.30    (10.82)        4,854


             RATIO OF NET
              INVESTMENT
 RATIO OF       INCOME
 EXPENSES     (LOSS) TO
TO AVERAGE    TO AVERAGE    PORTFOLIO
NET ASSETS    NET ASSETS    TURNOVER
----------   ------------   ----------

  1.70%(2)(4) (1.00)%(2)      52%
  1.70(4)     (1.43)(4)      129
  1.35(4)     (0.66)(4)      222
  1.47(4)     (1.04)(4)       91
  1.74(4)(7)  (1.44)(4)(7)   150





  2.35(2)(4)  (1.76)(2)(4)    52
  2.35(4)     (2.04)(4)      129
  2.00(4)     (1.31)(4)      222
  2.11(4)     (1.69)(4)       91
  2.40(4)(7)  (2.10)(4)(7)   150





  2.35(2)(4)  (1.67)(2)(4)    52
  2.35(4)     (2.03)(4)      129
  2.21(4)     (1.56)(4)      222
  2.11(4)     (1.67)(4)       91
  2.39(4)(7)  (2.08)(4)(7)   150





  1.11(2)(4)  (0.37)(2)(4)   222
  1.37(4)     (0.94)(4)       91
  1.64(4)(7)  (1.35)(4)(7)   150


----------
(1) The financial information shown reflects the financial information for the Small Cap Growth Fund of North American Funds, which was reorganized (the "reorganization") into Focused 2000 Growth Portfolio (formerly Small-Cap Growth Portfolio) on November 16, 2001

(2)  Annualized


(3) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(4) Net of the following expense reimbursements (based on average net assets)(annualized)


                      10/31/98    10/31/99     10/31/00    10/31/01    10/31/02
                      --------    --------     --------    --------    --------
         A ..........  13.78%       5.26%       0.75%       1.34%        0.70%
         B ..........  14.13%       5.23%       0.75%       1.35%        0.72%
         I ..........     --          --        0.58%       1.34%        0.67%
         II .........  13.43%       5.25%       0.96%       1.34%        0.59%

(5)  Calculated based upon average shares outstanding.

(6) Class C shares were renamed Class II shares upon the reorganization described above.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused 2000 Growth would have been lower by 0.07%, 0.08%, 0.05%, and 0.07% for Class A, B, II and I shares, respectively.

FINANCIAL HIGHLIGHTS


FOCUSED MULTI-CAP GROWTH PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2) (000'S)
------         ---------   ---------- -----------   ----------    --------   -------   -------   ---------   --------- ---------

                                                             CLASS A
                                                             -------

10/31/98 ...... $15.90     $(0.16)     $ 0.87        $ 0.71     $    --   $(0.11)    $(0.11)     $16.50      4.55%    $  55,925
10/31/99 ......  16.50      (0.23)       9.86          9.63          --       --         --       26.13     58.36       100,468
10/31/00 ......  26.13      (0.35)       8.65          8.30          --    (3.24)     (3.24)      31.19     32.77       162,801
10/31/01 ......  31.19      (0.15)     (11.07)       (11.22)         --    (5.04)     (5.04)      14.93    (41.40)       77,975
10/31/02 ......  14.93      (0.16)      (1.42)        (1.58)         --       --         --       13.35    (10.58)       85,244

                                                             CLASS B
                                                             -------

10/31/98 ......  15.80      (0.27)       0.87          0.60          --    (0.11)     (0.11)      16.29      3.87        74,998
10/31/99 ......  16.29      (0.37)       9.69          9.32          --       --         --       25.61     57.21       140,508
10/31/00 ......  25.61      (0.56)       8.50          7.94          --    (3.24)     (3.24)      30.31     31.95       217,963
10/31/01 ......  30.31      (0.27)     (10.67)       (10.94)         --    (5.04)     (5.04)      14.33    (41.73)      114,228
10/31/02 ......  14.33      (0.25)      (1.36)        (1.61)         --       --         --       12.72    (11.24)      118,177

                                                             CLASS II(7)
                                                             -------

10/31/98 ......  15.80      (0.27)       0.88          0.61          --    (0.11)     (0.11)      16.30      3.94        10,568
10/31/99 ......  16.30      (0.37)       9.67          9.30          --       --         --       25.60     57.06        25,331
10/31/00 ......  25.60      (0.56)       8.51          7.95          --    (3.24)     (3.24)      30.31     32.01        71,127
10/31/01 ......  30.31      (0.27)     (10.68)       (10.95)         --    (5.04)     (5.04)      14.32    (41.77)       34,567
10/31/02 ......  14.32      (0.24)      (1.36)        (1.60)         --       --         --       12.72    (11.17)       38,884

                                                             CLASS Z
                                                             -------
04/03/98-
10/31/98 ......  18.30      (0.03)      (1.70)        (1.73)         --       --         --       16.57     (9.45)          346
10/31/99 ......  16.57      (0.10)       9.91          9.81          --       --         --       26.38     59.20           624
10/31/00 ......  26.38      (0.16)       8.73          8.57          --    (3.24)     (3.24)      31.71     33.55         3,239
10/31/01 ......  31.71      (0.04)     (11.29)       (11.33)         --    (5.04)     (5.04)      15.34    (41.01)        1,733
10/31/02 ......  15.34      (0.08)      (1.47)        (1.55)         --       --         --       13.79    (10.10)        1,247

                                                             CLASS X
                                                             -------
08/01/02-
10/31/02 ......  13.55      (0.10)      (0.10)        (0.20)         --       --         --       13.35     (1.48)          169


              RATIO OF NET
                  INVESTMENT
 RATIO OF           INCOME
 EXPENSES         (LOSS) TO
TO AVERAGE        TO AVERAGE    PORTFOLIO
NET ASSETS        NET ASSETS    TURNOVER
----------       ------------   ----------

  1.78%(4)(5)    (0.95)%(4)(5)     142%
  1.76(4)(5)     (1.00)(4)(5)      126
  1.78(5)        (1.07)(5)         134
  1.78(4)(5)     (0.77)(4)(5)      176
  1.76(4)(6)     (1.08)(4)(6)      211



  2.43(4)(5)     (1.60)(4)(5)      142
  2.39(4)(5)     (1.64)(4)(5)      126
  2.43(5)        (1.72)(5)         134
  2.43(5)        (1.43)(5)         176
  2.41(4)(6)     (1.74)(4)(6)      211



  2.43(4)(5)     (1.60)(4)(5)      142
  2.41(4)(5)     (1.65)(4)(5)      126
  2.43(5)        (1.70)(5)         134
  2.43(4)(5)     (1.43)(4)(5)      176
  2.41(4)(6)     (1.74)(4)(6)      211



  1.21(3)(4)(5)  (0.36)(3)(4)(5)   142
  1.21(4)(5)     (0.45)(4)(5)      126
  1.21(4)(5)     (0.46)(4)(5)      134
  1.21(4)(5)     (0.20)(4)(5)      176
  1.19(4)(6)     (0.50)(4)(6)      211


  1.47(3)(4)(6)  (0.80)(3)(4)(6)   211


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3) Annualized (4) Net of the following expense reimbursements (based on average net assets):


                   10/31/98    10/31/99     10/31/00    10/31/01      10/31/02
                   -------     -------      -------     -------       -------
         A .......  0.27%        0.08%         --         0.01%         0.05%
         B .......  0.28%        0.06%         --          --           0.01%
         II ......  0.44%        0.10%         --         0.02%         0.05%
         Z .......  7.62%        4.71%       1.23%        1.27%         1.28%
         X .......   --           --           --          --           6.36%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

(6) Includes expense, reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Focused Multi-Cap Growth would have been lower by 0.03% for all classes, except Class X which remains unchanged.

(7) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

FOCUSED LARGE-CAP VALUE PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD   (LOSS)(1)   UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD   RETURN(2)     (000'S)
------         ---------   ---------  -----------   ----------    --------   -------   -------   ---------   ------    ---------

                                                             CLASS A
                                                             -------

10/31/98 ...... $11.86     $ 0.03      $ 0.71        $ 0.74      $(0.01)  $   --     $(0.01)     $12.59      6.22%      $12,921
10/31/99 ......  12.59       0.05        1.49          1.54          --    (0.08)     (0.08)      14.05     12.28        15,996
10/31/00 ......  14.05       0.11        1.86          1.97          --    (0.32)     (0.32)      15.70     14.36        19,500
10/31/01 ......  15.70      (0.03)      (1.92)        (1.95)      (0.12)   (0.57)     (0.69)      13.06    (12.91)       23,418
10/31/02 ......  13.06       0.04       (1.99)        (1.95)         --       --         --       11.11    (14.93)       26,269

                                                             CLASS B
                                                             -------

10/31/98 ......  11.86      (0.04)       0.69          0.65          --       --         --       12.51      5.52        28,149
10/31/99 ......  12.51      (0.05)       1.49          1.44          --    (0.08)     (0.08)      13.87     11.55        31,422
10/31/00 ......  13.87       0.02        1.81          1.83          --    (0.32)     (0.32)      15.38     13.52        34,140
10/31/01 ......  15.38      (0.12)      (1.87)        (1.99)      (0.01)   (0.57)     (0.58)      12.81    (13.42)       36,816
10/31/02 ......  12.81      (0.04)      (1.94)        (1.98)         --       --         --       10.83    (15.46)       32,261

                                                             CLASS II(8)
                                                             --------

10/31/98 ......  11.86      (0.04)       0.69          0.65          --       --         --       12.51      5.52         5,823
10/31/99 ......  12.51      (0.04)       1.48          1.44          --    (0.08)     (0.08)      13.87     11.55        10,664
10/31/00 ......  13.87       0.02        1.82          1.84          --    (0.32)     (0.32)      15.39     13.59        19,717
10/31/01 ......  15.39      (0.13)      (1.86)        (1.99)      (0.01)   (0.57)     (0.58)      12.82    (13.41)       24,958
10/31/02 ......  12.82      (0.03)      (1.94)        (1.97)         --       --         --       10.85    (15.37)       33,297

                                                             CLASS Z
                                                             -------
04/16/98-
10/31/98 ......  13.86       0.06       (1.27)        (1.21)      (0.01)      --      (0.01)      12.64     (8.72)          207
10/31/99 ......  12.64       0.13        1.49          1.62          --    (0.08)     (0.08)      14.18     12.87           241
10/31/00 ......  14.18       0.22        1.86          2.08          --    (0.32)     (0.32)      15.94     15.02           897
10/31/01 ......  15.94       0.05       (1.94)        (1.89)      (0.24)   (0.57)     (0.81)      13.24    (12.43)        1,046
10/31/02 ......  13.24       0.12       (2.02)        (1.90)         --       --         --       11.34    (14.35)          773


             RATIO OF NET
              INVESTMENT
 RATIO OF       INCOME
 EXPENSES     (LOSS) TO
TO AVERAGE    TO AVERAGE    PORTFOLIO
NET ASSETS    NET ASSETS    TURNOVER
----------   ------------   ---------


  1.78%(4)(6)  0.22%(4)(6)    37%
  1.78(4)(6)   0.34(4)(6)     42
  1.78(4)(5)   0.76(4)(5)     96
  1.78(4)(6)  (0.21)(4)(6)    63
  1.76(4)(7)  (0.12)(4)(7)   161




  2.43(4)(6)  (0.34)(4)(6)    37
  2.43(4)(6)  (0.33)(4)(6)    42
  2.43(4)(5)   0.13(4)(5)     96
  2.43(4)(6)  (0.86)(4)(6)    63
  2.41(4)(7)  (0.57)(4)(7)   161




  2.43(4)(6)  (0.31)(4)(6)    37
  2.43(4)(6)  (0.28)(4)(6)    42
  2.43(4)(5)   0.12(4)(5)     96
  2.43(4)(6)  (0.86)(4)(6)    63
  2.40(4)(7)  (0.50)(4)(7)   161




 1.21(3)(4)(6)0.97(3)(4)(6) 37
 1.21(4)(6)   0.89(4)(6)    42
 1.21(4)(5)(6)1.40(4)(5)(6) 96
 1.21(4)(6)   0.37(4)(6)    63
 1.19(4)(7)   0.65(4)(7)   161


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):


                   10/31/98    10/31/99    10/31/00    10/31/01      10/31/02
                   --------    --------    --------    --------      --------
         A ........  0.67%       0.17%       0.20%       0.09%         0.16%
         B ........  0.61%       0.16%       0.17%       0.04%         0.15%
         II .......  1.14%       0.22%       0.25%       0.09%         0.15%
         Z ........ 11.77%      11.86%       4.73%       2.76%         2.29%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused Large-Cap Value would have been lower by 0.22%, 0.23%, 0.21%, and 0.23% for Class A, B, II and Z shares, respectively.

(8) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

FINANCIAL HIGHLIGHTS


FOCUSED 2000 VALUE PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2) (000'S)
------         ---------   ---------  -----------   ----------    --------   -------   -------   ---------   --------    ---------

                                                             CLASS A
                                                             -------

10/31/98 ...... $12.14      $0.05      $(1.36)       $(1.31)     $(0.01)  $   --     $(0.01)     $10.82    (10.79)%    $15,051
10/31/99 ......  10.82       0.05        0.83          0.88          --       --         --       11.70      8.13       15,473
10/31/00 ......  11.70       0.07        2.15          2.22          --       --         --       13.92     18.97       17,188
10/31/01 ......  13.92      (0.03)       1.66          1.63          --       --         --       15.55     11.71       29,772
10/31/02 ......  15.55      (0.06)      (1.16)        (1.22)         --    (1.12)     (1.12)      13.21     (9.13)      43,322

                                                             CLASS B
                                                             -------

10/31/98 ......  12.13      (0.05)      (1.33)        (1.38)      (0.01)      --      (0.01)      10.74    (11.40)      25,954
10/31/99 ......  10.74      (0.03)       0.83          0.80          --       --         --       11.54      7.45       22,601
10/31/00 ......  11.54      (0.02)       2.13          2.11          --       --         --       13.65     18.28       22,593
10/31/01 ......  13.65      (0.13)       1.63          1.50          --       --         --       15.15     10.99       37,205
10/31/02 ......  15.15      (0.16)      (1.12)        (1.28)         --    (1.12)     (1.12)      12.75     (9.80)      44,538

                                                             CLASS II(7)
                                                             --------

10/31/98 ......  12.14      (0.06)      (1.33)        (1.39)      (0.01)      --      (0.01)      10.74    (11.47)       5,968
10/31/99 ......  10.74      (0.03)       0.84          0.81          --       --         --       11.55      7.54        7,230
10/31/00 ......  11.55      (0.02)       2.13          2.11          --       --         --       13.66     18.27       12,195
10/31/01 ......  13.66      (0.13)       1.63          1.50          --       --         --       15.16     10.98       25,676
10/31/02 ......  15.16      (0.14)      (1.14)        (1.28)         --    (1.12)     (1.12)      12.76     (9.79)      50,881

                                                             CLASS Z
                                                             -------
04/30/98-
10/31/98 ......  13.63       0.04       (2.80)        (2.76)      (0.02)      --      (0.02)      10.85    (20.30)         142
10/31/99 ......  10.85       0.11        0.83          0.94          --       --         --       11.79      8.66           78
10/31/00 ......  11.79       0.14        2.18          2.32          --       --         --       14.11     19.68          406
10/31/01 ......  14.11       0.05        1.70          1.75          --       --         --       15.86     12.40        1,626
10/31/02 ......  15.86       0.03       (1.20)        (1.17)         --    (1.12)     (1.12)      13.57     (8.60)       1,595


             RATIO OF NET
              INVESTMENT
 RATIO OF       INCOME
 EXPENSES     (LOSS) TO
TO AVERAGE    TO AVERAGE    PORTFOLIO
NET ASSETS    NET ASSETS    TURNOVER
----------   ------------   ----------


  1.78%(4)(5)   0.42%(4)(5)    50%
  1.78(4)(5)    0.39(4)(5)    102
  1.78(4)(5)    0.52(4)(5)     67
  1.78(4)(5)   (0.19)(4)(5)    66
  1.75(4)(6)   (0.49)(4)(6)   123



  2.43(4)(5)   (0.44)(4)(5)    50
  2.43(4)(5)   (0.26)(4)(5)   102
  2.43(4)(5)   (0.12)(4)(5)    67
  2.43(4)(5)   (0.83)(4)(5)    66
  2.40(4)(6)   (1.15)(4)(6)   123



  2.43(4)(5)   (0.48)(4)(5)    50
  2.43(4)(5)   (0.26)(4)(5)   102
  2.43(4)(5)   (0.16)(4)(5)    67
  2.43(4)(5)   (0.84)(4)(5)    66
  2.40(4)(6)   (1.09)(4)(6)   123



  1.21(3)(4)(5) 0.70(3)(4)(5)  50
  1.21(4)(5)    0.96(4)(5)    102
  1.21(4)(5)    1.00(4)(5)     67
  1.21(4)(5)    0.33(4)(5)     66
  1.19(4)(6)    0.09(4)(6)    123


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does reflect expense reimbursements and expense reductions.


(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):


                   10/31/98     10/31/99     10/31/00    10/31/01      10/31/02
                   --------     --------     --------    --------      --------
         A ........  0.66%        0.29%       0.25%        0.11%        0.08%
         B ........  0.62%        0.31%       0.25%        0.07%        0.07%
         II .......  1.05%        0.36%       0.31%        0.15%        0.09%
         Z ........ 20.37%       20.90%       9.85%        2.94%        1.15%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Focused 2000 Value would have been lower by 0.08% for Class A, B, II and Z shares respectively.

(7) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

FOCUSED LARGE-CAP GROWTH PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)  (000'S)
------         ---------   ---------   -----------   ----------    --------   -------   -------   ---------   ------    ---------

                                                             CLASS A
                                                             -------
06/08/98-
10/31/98 ...... $12.50     $(0.01)      $0.11         $0.10      $   --   $   --      $  --      $12.60      0.80%    $ 29,770
10/31/99 ......  12.60      (0.12)       6.75          6.63          --       --         --       19.23     52.62      169,734
10/31/00 ......  19.23      (0.19)       2.54          2.35          --    (0.09)     (0.09)      21.49     12.23      401,754
10/31/01 ......  21.49      (0.11)      (6.16)        (6.27)         --    (0.59)     (0.59)      14.63    (29.87)     284,538
10/31/02 ......  14.63      (0.11)      (1.71)        (1.82)         --       --         --       12.81    (12.44)     273,034

                                                             CLASS B
                                                             -------
06/08/98-
10/31/98 ......  12.50      (0.04)       0.10          0.06          --       --         --       12.56      0.48       45,817
10/31/99 ......  12.56      (0.23)       6.72          6.49          --       --         --       19.05     51.67      271,531
10/31/00 ......  19.05      (0.34)       2.52          2.18          --    (0.09)     (0.09)      21.14     11.45      641,205
10/31/01 ......  21.14      (0.22)      (6.04)        (6.26)         --    (0.59)     (0.59)      14.29    (30.33)     475,315
10/31/02 ......  14.29      (0.20)      (1.65)        (1.85)         --       --         --       12.44    (12.95)     414,904

                                                             CLASS II(5)
                                                             --------
06/08/98-
10/31/98 ......  12.50      (0.04)       0.10          0.06          --       --         --       12.56      0.48       35,387
10/31/99 ......  12.56      (0.23)       6.72          6.49          --       --         --       19.05     51.67      261,536
10/31/00 ......  19.05      (0.35)       2.53          2.18          --    (0.09)     (0.09)      21.14     11.45      793,146
10/31/01 ......  21.14      (0.22)      (6.04)        (6.26)         --    (0.59)     (0.59)      14.29    (30.33)     544,620
10/31/02 ......  14.29      (0.20)      (1.65)        (1.85)         --       --         --       12.44    (12.95)     458,335

                                                             CLASS Z
                                                             -------
07/07/99-
10/31/99 ......  18.18          --       1.09          1.09          --       --         --       19.27      6.00        2,522
10/31/00 ......  19.27      (0.09)       2.53          2.44          --    (0.09)     (0.09)      21.62     12.67       12,523
10/31/01 ......  21.62      (0.07)      (6.20)        (6.27)         --    (0.59)     (0.59)      14.76    (29.68)       9,321
10/31/02 ......  14.76      (0.05)      (1.74)        (1.79)         --       --         --       12.97    (12.13)       8,785


                 RATIO OF NET
                  INVESTMENT
   RATIO OF         INCOME
   EXPENSES       (LOSS) TO
  TO AVERAGE      TO AVERAGE     PORTFOLIO
  NET ASSETS      NET ASSETS     TURNOVER
  ----------     ------------    ---------


  1.45%(3)(4)(6) (0.21)%(3)(4)(6)  106%
  1.45(4)(6)     (0.70)(4)(6)      161
  1.54(4)(6)     (0.81)(4)(6)      228
  1.56(6)        (0.66)(6)         178
  1.57(7)        (0.81)(7)         166



  2.10(3)(4)(6)  (0.92)%(3)(4)(6)  106
  2.10(4)(6)     (1.34)(4)(6)      161
  2.19(4)(6)     (1.46)(4)(6)      228
  2.21(6)        (1.31)(6)         178
  2.21(7)        (1.45)(7)         166



  2.10(3)(4)(6)  (0.93)%(3)(4)(6)  106
  2.10(4)(6)     (1.34)(4)(6)      161
  2.20(4)(6)     (1.46)(4)(6)      228
  2.21(6)        (1.30)(6)         178
  2.21(7)        (1.45)(7)         166



  0.93(3)(4)(6)  (0.09)(3)(4)(6)   161
  1.12(4)(6)     (0.38)(4)(6)      228
  1.27(6)        (0.38)(6)         178
  1.21(7)        (0.45)(7)         166


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):


                   10/31/98    10/31/99     10/31/00    10/31/01     10/31/02
                   --------    --------     --------    --------     --------
         A ........  0.32%        0.18%       0.05%        --           --
         B ........  0.32%        0.16%       0.04%        --           --
         C ........   --           --         1.70%        --           --
         II .......  0.32%        0.17%       0.04%        --           --
         Z ........   --          2.23%       0.13%        --           --


(5) Effective December 1, 2000 Class C shares were redesigned into Class II shares.


(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for Focused Large-Cap Growth would have been lower by 0.09% for all classes.

FINANCIAL HIGHLIGHTS


FOCUSED TECHNOLOGY PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1)UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)  (000'S)
------         ---------   --------- -----------   ----------    --------   -------   -------   ---------   --------    ---------

                                                             CLASS A
                                                             -------
05/22/00-
10/31/00 ...... $12.50     $(0.11)     $ 3.13         $3.02     $    --   $   --    $    --      $15.52     24.16%     $89,371
10/31/01 ......  15.52      (0.08)     (11.49)       (11.57)         --       --         --        3.95    (74.55)      28,327
10/31/02 ......   3.95      (0.07)      (1.09)        (1.16)         --       --         --        2.79    (29.37)      18,034

                                                             CLASS B
                                                             -------
05/22/00-
10/31/00 ......  12.50      (0.17)       3.14          2.97          --       --         --       15.47     23.76       70,073
10/31/01 ......  15.47      (0.13)     (11.41)       (11.54)         --       --         --        3.93    (74.60)      20,658
10/31/02 ......   3.93      (0.09)      (1.09)        (1.18)         --       --         --        2.75    (30.03)      13,368

                                                             CLASS II(6)
                                                             --------
05/22/00-
10/31/00 ......  12.50      (0.17)       3.14          2.97          --       --         --       15.47     23.76       86,105
10/31/01 ......  15.47      (0.13)     (11.42)       (11.55)         --       --         --        3.92    (74.66)      26,869
10/31/02 ......   3.92      (0.09)      (1.08)        (1.17)         --       --         --        2.75    (29.85)      17,137

                                                             CLASS Z
                                                             -------
10/03/00-
10/31/00 ......  17.33      (0.01)      (1.79)        (1.80)         --       --         --       15.53    (10.13)         563
10/31/01 ......  15.53      (0.05)     (11.49)       (11.54)         --       --         --        3.99    (74.31)         637
10/31/02 ......   3.99      (0.04)      (1.12)        (1.16)         --       --         --        2.83    (29.07)         549


                   RATIO OF NET
                    INVESTMENT
   RATIO OF           INCOME
   EXPENSES         (LOSS) TO
  TO AVERAGE        TO AVERAGE      PORTFOLIO
  NET ASSETS        NET ASSETS      TURNOVER
  ----------       ------------     ---------


  1.97%(3)(4)(5) (1.30)%(3)(4)(5)(7)  176%
  1.97(4)(7)     (1.12)(4)(7)         449
  1.97(4)(8)     (1.77)(4)(8)         262



  2.62(3)(4)(5)  (1.97)(3)(4)(5)(7)   176
  2.62(4)(7)     (1.77)(4)(7)         449
  2.62(4)(8)     (2.42)(4)(8)         262



  2.62(3)(5)(7)  (1.97)(3)(4)(5)(7)   176
  2.62(4)(7)     (1.77)(4)(7)         449
  2.62(4)(8)     (2.42)(4)(8)         262

  1.40(3)(4)(5)  (0.76)(3)(4)(5)(7)   176
  1.40(4)(7)     (0.65)(4)(7)         449
  1.40(4)(8)     (1.20)(4)(8)         262


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):


                                  10/31/00    10/31/01     10/31/02
                                   -------     -------      -------
           A .....................  0.30%       0.18%        0.39%
           B .....................  0.31%       0.16%        0.43%
           II ....................  0.31%       0.13%        0.40%
           Z ..................... 45.91%       4.36%        3.95%


(5) The ratio reflects an expense cap which is net of custody credits (0.02%) or waivers/reimbursements if applicable.

(6) Effective December 1, 2000 Class C shares were redesigned into Class II shares.


(7) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursement if applicable.

(8) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.

FOCUSED GROWTH AND INCOME PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)  (000'S)
------         ---------   -------   -----------   ----------    --------   -------   -------   ---------   --------    ---------

                                                             CLASS A
                                                             -------

10/31/98 ...... $11.98      $0.03       $1.04         $1.07      $(0.01)   $  --     $(0.01)     $13.04      8.95%     $ 9,799
10/31/99 ......  13.04      (0.04)       4.30          4.26          --    (0.18)     (0.18)      17.12     33.10       29,281
10/31/00 ......  17.12      (0.13)       3.51          3.38          --    (0.98)     (0.98)      19.52     19.88       62,164
10/31/01 ......  19.52      (0.05)      (6.18)        (6.23)         --    (0.44)     (0.44)      12.85    (32.51)      39,280
10/31/02 ......  12.85      (0.07)      (0.74)        (0.81)         --       --         --       12.04     (6.30)      59,186

                                                             CLASS B
                                                             -------

10/31/98 ......  11.96      (0.07)       1.08          1.01       (0.01)      --      (0.01)      12.96      8.43       16,157
10/31/99 ......  12.96      (0.13)       4.25          4.12          --    (0.18)     (0.18)      16.90     32.21       39,636
10/31/00 ......  16.90      (0.26)       3.46          3.20          --    (0.98)     (0.98)      19.12     19.03       83,480
10/31/01 ......  19.12      (0.15)      (6.03)        (6.18)         --    (0.44)     (0.44)      12.50    (32.94)      59,653
10/31/02 ......  12.50      (0.16)      (0.70)        (0.86)         --       --         --       11.64     (6.88)      65,825

                                                             CLASS II(8)
                                                             --------

10/31/98 ......  11.97      (0.07)       1.06          0.99       (0.01)      --      (0.01)      12.95      8.26        2,490
10/31/99 ......  12.95      (0.14)       4.26          4.12          --    (0.18)     (0.18)      16.89     32.24       15,619
10/31/00 ......  16.89      (0.26)       3.46          3.20          --    (0.98)     (0.98)      19.11     19.04       69,826
10/31/01 ......  19.11      (0.15)      (6.03)        (6.18)         --    (0.44)     (0.44)      12.49    (32.96)      50,468
10/31/02 ......  12.49      (0.15)      (0.71)        (0.86)         --       --         --       11.63     (6.89)      85,094

                                                             CLASS Z
                                                             -------
10/06/00
10/31/00 ......  20.28      (0.01)      (0.76)        (0.77)         --       --         --       19.51     (3.80)         148
10/31/01 ......  19.51       0.03       (6.18)        (6.15)         --    (0.44)     (0.44)      12.92    (32.11)         493
10/31/02 ......  12.92         --       (0.75)        (0.75)         --       --         --       12.17     (5.80)         336

                                                             CLASS X
                                                             -------
03/19/02-
10/31/02 ......  14.55      (0.03)      (2.46)        (2.49)         --       --         --       12.06    (17.11)       7,782


                RATIO OF NET
                 INVESTMENT
   RATIO OF        INCOME
   EXPENSES      (LOSS) TO
  TO AVERAGE     TO AVERAGE     PORTFOLIO
  NET ASSETS     NET ASSETS     TURNOVER
  ----------    -------------   ---------


  1.78%(4)(6)    0.22%(4)(6)      98%
  1.54(4)(5)    (0.26)(4)(5)     165
  1.45(4)(6)    (0.62)(4)(6)     121
  1.45(4)(6)    (0.33)(4)(6)     203
  1.57(4)(7)    (0.61)(4)(7)     170



  2.43(4)(6)    (0.52)(4)(6)      98
  2.20(4)(5)    (0.87)(4)(5)     165
  2.10(4)(6)    (1.27)(4)(6)     121
  2.10(4)(6)    (0.99)(4)(6)     203
  2.21(4)(7)    (1.27)(4)(7)     170



  2.43(4)(6)    (0.53)(4)(6)      98
  2.16(4)(5)    (0.97)(4)(5)     165
  2.10(4)(6)    (1.26)(4)(6)     121
  2.10(4)(6)    (0.98)(4)(6)     203
  2.23(4)(7)    (1.27)(4)(7)     170



 0.88(3)(4)(6)  (0.42)(3)(4)(6)  121
 0.88(4)(6)      0.20(4)(6)      203
 0.98(4)(7)     (0.07)(4)(7)     170



 1.44(3)(4)(7)  (0.29)(3)(4)(7)  170


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3) Annualized (4) Net of the following expense reimbursements (based on average net assets):


                   10/31/98    10/31/99     10/31/00    10/31/01     10/31/02
                   --------    --------     --------    --------     --------
         A ........  0.62%       0.37%        0.34%      0.30%         0.23%
         B ........  0.67%       0.44%        0.32%      0.30%         0.22%
         II .......  2.11%       0.60%        0.35%      0.30%         0.20%
         Z ........    --          --        26.87%      5.44%         5.10%
         X ........    --          --           --         --          0.18%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.


(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused Growth and Income would have been lower by 0.04%, 0.05%, 0.04%, 0.05% and 0.01%, for Class A, B, II, Z and X, respectively.

(8) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

FINANCIAL HIGHLIGHTS


FOCUSED MULTI-CAP VALUE PORTFOLIO


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS    INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)  (000'S)
------         ---------   -------   -----------   ----------    --------   -------   -------   ---------   ------    ---------

                                                             CLASS A
                                                             -------
11/01/99-
10/31/00 ...... $12.50     $ 0.03       $3.73         $3.76     $    --   $   --      $  --      $16.26     30.08%     $40,755
10/31/01 ......  16.26       0.02        1.10          1.12          --    (0.71)     (0.71)      16.67      6.95      136,063
10/31/02 ......  16.67      (0.01)      (2.73)        (2.74)         --    (0.50)     (0.50)      13.43    (17.09)     128,255

                                                             CLASS B
                                                             -------
11/01/99-
10/31/00 ......  12.50      (0.07)       3.73          3.66          --       --         --       16.16     29.28       33,418
10/31/01 ......  16.16      (0.09)       1.11          1.02          --    (0.71)     (0.71)      16.47      6.35      190,304
10/31/02 ......  16.47      (0.11)      (2.69)        (2.80)         --    (0.50)     (0.50)      13.17    (17.67)     169,875

                                                             CLASS II(8)
                                                             --------
11/01/99-
10/31/00 ......  12.50      (0.08)       3.74          3.66          --       --         --       16.16     29.28       73,484
10/31/01 ......  16.16      (0.09)       1.10          1.01          --    (0.71)     (0.71)      16.46      6.29      213,088
10/31/02 ......  16.46      (0.11)      (2.69)        (2.80)         --    (0.50)     (0.50)      13.16    (17.68)     209,029

                                                             CLASS I
                                                             -------
11/21/01-
10/31/02 ......  17.70       0.01       (3.77)        (3.76)         --    (0.50)     (0.50)      13.44    (21.85)      12,801


                  RATIO OF NET
                   INVESTMENT
   RATIO OF          INCOME
   EXPENSES        (LOSS) TO
  TO AVERAGE       TO AVERAGE    PORTFOLIO
  NET ASSETS       NET ASSETS    TURNOVER
  ----------      ------------   ---------


  1.55%(3)(4)(5)  0.19%(3)(4)(5)   220%
  1.55(4)(6)      0.13(4)(6)       245
  1.62(4)(7)     (0.07)(4)(7)      127



  2.20(3)(4)(5)  (0.52)(3)(4)(5)   220
  2.20(4)(6)     (0.51)(6)         245
  2.26(4)(7)     (0.72)(4)(7)      127



  2.20(3)(4)(5)  (0.53)(3)(4)(5)   220
  2.20(4)(6)     (0.52)(4)(6)      245
  2.27(4)(7)     (0.72)(4)(7)      127



  1.52(3)(4)(7)   0.05(3)(4)(7)    127


----------
(1)  Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):


                           10/31/00    10/31/01     10/31/02
                           --------    --------     --------
           A .............  0.50%        0.19%       0.11%
           B .............  0.59%        0.20%       0.11%
           II ............  0.59%        0.18%       0.11%
           I .............  0.50%        0.20%       0.36%


(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.


(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.

(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets for the Focused Multi-Cap Value would have remained the same for Class A, B, II, and I shares.

(8) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

FOCUSED INTERNATIONAL EQUITY


                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)  OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)     (000'S)
------         ---------   -------   -----------   ----------    --------   -------   -------   ---------   --------    ---------

                                                             CLASS A
                                                             -------
11/01/01-
10/31/02 ...... $12.50     $(0.02)     $(0.47)       $(0.49)     $   --   $   --    $    --      $12.01     (3.92)%    $17,225

                                                             CLASS B
                                                             -------
11/01/01-
10/31/02 ......  12.50      (0.10)      (0.46)        (0.56)         --       --         --       11.94     (4.48)       5,097

                                                             CLASS II
                                                             -------
11/01/01-
10/31/02 ......  12.50      (0.11)      (0.46)        (0.57)         --       --         --       11.93     (4.56)      10,350


                     RATIO OF NET
                      INVESTMENT
    RATIO OF            INCOME
    EXPENSES          (LOSS) TO
   TO AVERAGE         TO AVERAGE      PORTFOLIO
   NET ASSETS         NET ASSETS      TURNOVER
   ----------        ------------     ---------


1.95%(3)(4)(5)(6)  (0.13)%(3)(4)(5)(6)   117%



2.60(3)(4)(5)(6)   (0.79)(3)(4)(5)(6)    117



2.60(3)(4)(5)(6)   (0.91)(3)(4)(5)(6)    117

----------
(1)  Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):

                                                           10/31/02
                                                           --------
           Focused International Equity A ................  0.62%
           Focused International Equity B ................  1.19%
           Focused International Equity II ...............  0.83%

(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

(6) Includes expense reimbursements, but excludes expense reductions. The Focused International Equity would have been lower by 0.01% for Class A, B and II, respectively.

FINANCIAL HIGHLIGHTS


FOCUSED DIVIDEND STRATEGY PORTFOLIO

                                      NET GAIN
                                      (LOSS) ON
                              NET    INVESTMENTS                 DIVIDENDS  DISTRI-
               NET ASSET    INVEST-    (BOTH                     FROM NET   BUTIONS             NET ASSET             NET ASSET
                VALUE,       MENT     REALIZED     TOTAL FROM     INVEST     FROM      TOTAL      VALUE,               END OF
PERIOD         BEGINNING    INCOME       AND       INVESTMENT      MENT-    CAPITAL   DISTRI-    END OF      TOTAL     PERIOD
ENDED          OF PERIOD    (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME     GAINS    BUTIONS    PERIOD     RETURN(2)  (000'S)
------         ---------   -------   -----------   ----------    --------   -------   -------   ---------   ------    ---------

                                                             CLASS A
                                                             -------
06/08/98-
09/30/98(5) ... $12.50     $ 0.07      $(1.51)       $(1.44)     $   --   $   --    $    --      $11.06    (11.52)%    $16,672
09/30/99 ......  11.06       0.21        0.73          0.94       (0.13)      --      (0.13)      11.87      8.47       26,403
09/30/00 ......  11.87       0.23       (1.85)        (1.62)      (0.23)   (0.35)     (0.58)       9.67    (14.09)       8,732
09/30/01 ......   9.67       0.23        0.73          0.96       (0.22)      --      (0.22)      10.41     10.04        7,983
09/30/02 ......  10.41       0.22       (0.72)        (0.50)      (0.20)      --      (0.20)       9.71     (5.07)       9,372

                                                             CLASS B
                                                             -------
06/08/98-
09/30/98(5) ...  12.50       0.04       (1.51)        (1.47)         --       --         --       11.03    (11.76)      19,734
09/30/99 ......  11.03       0.14        0.72          0.86       (0.08)      --      (0.08)      11.81      7.82       55,526
09/30/00 ......  11.81       0.16       (1.84)        (1.68)      (0.16)   (0.35)     (0.51)       9.62    (14.62)      21,221
09/30/01 ......   9.62       0.16        0.73          0.89       (0.16)      --      (0.16)      10.35      9.30       21,674
09/30/02 ......  10.35       0.15       (0.74)        (0.59)      (0.13)      --      (0.13)       9.63     (5.86)      20,670

                                                             CLASS II
                                                             -------
06/08/98-
09/30/98(5) ...  12.50       0.04       (1.51)        (1.47)         --       --         --       11.03    (11.76)      20,108
09/30/99 ......  11.03       0.14        0.72          0.86       (0.08)      --      (0.08)      11.81      7.82       94,065
09/30/00 ......  11.81       0.16       (1.84)        (1.68)      (0.16)   (0.35)     (0.51)       9.62    (14.62)      24,110
09/30/01 ......   9.62       0.15        0.74          0.89       (0.16)      --      (0.16)      10.35      9.30       21,793
09/30/02 ......  10.35       0.15       (0.74)        (0.59)      (0.13)      --      (0.13)       9.63     (5.86)      19,568


             RATIO OF NET
              INVESTMENT
 RATIO OF       INCOME
 EXPENSES     (LOSS) TO
TO AVERAGE    TO AVERAGE    PORTFOLIO
NET ASSETS    NET ASSETS    TURNOVER
----------   ------------   ---------


 0.95%(3)(4)  1.78%(3)(4)     --%
 0.95(4)      1.69(4)         35
 0.95(4)      2.20(4)         57
 0.95(4)      2.10(4)         59
 0.95(4)      1.96(4)         37



 1.60(3)(4)   1.39(3)(4)      --
 1.60(4)      1.08(4)         35
 1.60(4)      1.56(4)         57
 1.60(4)      1.45(4)         59
 1.60(4)      1.31(4)         37



 1.60(3)(4)   1.45(3)(4)      --
 1.60(4)      1.11(4)         35
 1.60(4)      1.50(4)         57
 1.60(4)      1.45(4)         59
 1.60(4)      1.30(4)         37

----------
(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load.

(3)  Annualized

(4)  Net of the following expense reimbursements (based on average net assets):

                      9/30/98(3)   9/30/99    9/30/00    9/30/01    9/30/02
                      ----------   -------    -------    -------    -------
           A .........  0.43%       0.23%      0.34%      0.36%      0.29%
           B .........  0.58%       0.22%      0.30%      0.25%      0.24%
           II ........  0.50%       0.19%      0.27%      0.27%      0.23%

(5)  Commencement of sale of respective class of shares.

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios by contacting:


          AIG SunAmerica Fund Services, Inc.
          Mutual Fund Operations
          Harborside Financial Center
          3200 Plaza 5
          Jersey City, NJ 07311-4992
          1-800-858-8850
          www.sunamericafunds.com


or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                                             [AIG LOGO]  SunAmerica
                                                         Mutual Funds


DISTRIBUTOR: AIG SunAmerica Capital Services


INVESTMENT COMPANY ACT
File No. 811-07797

DISTRIBUTED BY:
AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850



For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.


www.sunamericafunds.com


                                             [AIG LOGO]  SunAmerica
                                                         Mutual Funds


FOCPR-7/02

         January 28, 2003                                             PROSPECTUS



SUNAMERICA EQUITY FUNDS


        SunAmerica Blue Chip Growth Fund
        SunAmerica Growth Opportunities Fund
        SunAmerica New Century Fund
        SunAmerica Growth and Income Fund
        SunAmerica Balanced Assets Fund


        SunAmerica International Equity Fund

        SunAmerica Value Fund


    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents
--------------------------------------------------------------------------------

FUND HIGHLIGHTS............................................................  2
SHAREHOLDER ACCOUNT INFORMATION............................................ 17
MORE INFORMATION ABOUT THE FUNDS........................................... 26
 Fund Investment Strategies................................................ 26
 Glossary.................................................................. 28
   Investment Terminology.................................................. 28
   Risk Terminology........................................................ 29
FUND MANAGEMENT............................................................ 30
FINANCIAL HIGHLIGHTS....................................................... 32

         Fund Highlights
============================

         Q&A


      Blue Chip represents common stock of a nationally known company that has a reputation for quality management, products and services.

      Market capitalization represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 3.
      When deemed appropriate by the Adviser, a fund may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.
      The "growth" oriented philosophy to which the Blue Chip Growth, Growth Opportunities and New Century Funds subscribe and the Growth and Income Fund, Balanced Assets Fund and International Equity Fund partly subscribe--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities that are considered: to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

      The "value" oriented philosophy to which the SunAmerica Value Fund subscribes and the Growth and Income Fund and International Equity Fund partly subscribe--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.

      Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.
      "High-quality" bonds have a very strong capacity to pay interest and repay principal. These bonds are rated within the two highest rating categories by at least two nationally recognized rating services or unrated securities of comparable investment quality.
      The strategy of "international" investing that the International Equity Fund follows involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.



The following questions and answers are designed to give you an overview of six of the SunAmerica Equity Funds and one of the SunAmerica Style Select Series, Inc. (collectively the "Funds") and to provide you with information about the Fund's separate series and their investment goals, principal strategies and principal investment techniques. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," on pages 26 and 27, and the glossary that follows on pages 28 and 29.


Q: What are the Funds' investment goals, strategies and techniques?
A:

                                        Principal
                           Investment   Investment            Principal Investment
          Fund                Goal       Strategy                  Techniques
          ----            ------------ ------------- ------------------------------

Blue Chip Growth Fund     capital      growth        active trading of equity securities of
                          appreciation               Blue Chip companies that
                                                     demonstrate the potential for
                                                     capital appreciation, issued by
                                                     large-cap companies. At least 80%
                                                     of the Fund's net assets plus any
                                                     borrowing for investment purposes
                                                     will be invested in such securities.

Growth Opportunities Fund capital      growth        active trading of equity securities
                          appreciation               that demonstrate the potential
                                                     for capital appreciation, issued
                                                     generally by mid-cap companies

New Century Fund          capital      growth        active trading of equity securities
                          appreciation               that demonstrate the potential
                                                     for capital appreciation, without
                                                     regard to market capitalization

Growth and Income Fund    capital      growth and    active trading of equity securities
                          appreciation value         issued by companies of any size,
                          and                        that pay dividends, demonstrate
                          current                    the potential for capital
                          income                     appreciation and/or are believed
                                                     to be undervalued in the market

Balanced Assets Fund      capital      asset         active trading partly in equity
                          appreciation allocation    securities that demonstrate the
                          and          and growth    potential for capital appreciation
                          conservation               issued by companies with market
                          of principal               capitalization of over $1.5 billion,
                                                     and partly in high-quality bonds

SunAmerica Value Fund     long-term    value         active trading of equity securities
                          growth of                  selected on the basis of value
                          capital                    criteria, issued by companies of
                                                     any market capitalization

International Equity Fund capital      international active trading of equity securities
                          appreciation               and other securities with equity
                                                     characteristics of non-U.S. issuers
                                                     located in at least three countries
                                                     other than the U.S. and selected
                                                     without regard to market
                                                     capitalization. At least 80% of the
                                                     Fund's net assets plus any
                                                     borrowing for investment purposes
                                                     will be invested in such securities.

--------------------------------------------------------------------------------



   Additional Information About the
   New Century Fund Techniques

     The New Century Fund will invest in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies the Adviser believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund's investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the Fund's holdings.

   Market Capitalization Ranges


     Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Funds' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.3 billion or less for the Small-Cap category; between $1.3 billion and $7.8 billion for the Mid-Cap category; and $7.8 billion or more for the Large-Cap category.


Q. What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, while the chart on pages 26 and 27 describes various additional risks.

   Risks of Investing in Equity Securities--All Funds


     The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income, SunAmerica Value and International Equity Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests significantly in equity securities. As with any equity fund, the value of your investment in any of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.


   Additional Principal Risks--All Funds

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.


   Additional Risks Specific to the Growth Opportunities, New Century, Growth and Income, Balanced Assets, SunAmerica Value and International Equity Funds


     Stocks of small-cap companies, and to a lesser extent, mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

   Additional Risks Specific to the Balanced Assets Fund

     As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund's performance.

     An issuer of securities held in the Balanced Assets Fund's portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.


   Additional Risks Specific to the SunAmerica Value and International Equity Funds


     These Funds are organized as "non-diversified" funds. As non-diversified funds, they can invest a larger portion of assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Funds' risk is increased because the effect of each stock on its performance is greater.



   Additional Risks Specific to the International Equity Fund

     While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

         Fund Highlights
============================


Q: How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. Performance information for Class X of the Growth Opportunities Fund shares is not shown because it has not been in existence for a full calendar year.


BLUE CHIP GROWTH FUND    (CLASS B)

   [CHART]                            During the 10-year period shown in the
                                      bar chart, the highest return for a quarter
'93    19.39%                         was 30.21% (quarter ended 12/31/99) and
'94    -4.76%                         the lowest return for a quarter was
'95    31.04%                         -20.12% (quarter ended 9/30/01).
'96     9.67%
'97    30.25%
'98    27.36%
'99    43.86%
'00   -15.03%
'01   -21.39%
'02   -29.82%


Average Annual Total Returns
(as of the calendar year ended                                                       Class A      Class B     Class II
December 31, 2002)                                     Past One Past Five Past Ten    Since        Since        Since
                                                         Year     Years    Years   Inception/2/ Inception/2/ Inception/2/
Blue Chip Growth Fund/1/
Return Before Taxes                           Class A  -33.31%   -3.47%      N/A      4.74%          N/A           N/A
                                              Class B  -32.63%   -3.28%    6.33%        N/A        7.87%           N/A
                                              Class II -31.36%      N/A      N/A        N/A          N/A       -11.48%
                                              Class I  -29.18%      N/A      N/A        N/A          N/A           N/A
Return After Taxes on Distributions (Class B)          -32.63%   -4.86%    3.69%        N/A        5.71%           N/A
Return After Taxes on Distributions and Sale
of Fund Shares (Class B)/3/                            -20.03%   -2.22%    4.62%        N/A        5.99%           N/A
S&P 500(R) Index/4/                                    -22.10%   -0.58%    9.35%      9.25%          N/A        -7.89%
Russell 1000(R) Growth Index/5/                        -27.88%   -3.84%    6.70%      7.37%          N/A       -13.53%
Morningstar Large-Cap Growth Category/6/               -27.77%   -2.72%    6.22%      6.35%          N/A       -10.96%


Average Annual Total Returns
(as of the calendar year ended                  Class I
December 31, 2002)                               Since
                                              Inception/2/
Blue Chip Growth Fund/1/
Return Before Taxes                                 N/A
                                                    N/A
                                                    N/A
                                                -26.52%
Return After Taxes on Distributions (Class B)       N/A
Return After Taxes on Distributions and Sale
of Fund Shares (Class B)/3/                         N/A
S&P 500(R) Index/4/                             -19.23%
Russell 1000(R) Growth Index/5/                 -25.07%
Morningstar Large-Cap Growth Category/6/        -25.44%





/1/ Includes sales charges.


/2/ Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class II: 02/02/99;
    Class I: 11/16/01




/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/4 /The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


/5/ The Russell 1000(R) Growth Index measures the performance of those Russell
    1000 companies with higher price-to-book ratios and higher forecasted growth values.


/6/ Developed by Morningstar, the Morningstar Large-Cap Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

--------------------------------------------------------------------------------


GROWTH OPPORTUNITIES FUND    (CLASS A)


                                    [CHART] During the 10-year period shown in the
'93     10.80%                              bar chart, the highest return for a quarter
'94     -4.79%                              was 55.18% (quarter ended 12/31/99) and
'95     35.05%                              the lowest return for a quarter was
'96     12.48%                              -27.06% (quarter ended 6/30/02).
'97     13.68%
'98     23.15%
'99     89.03%
'00     -2.56%
'01    -33.08%
'02    -42.08%



Average Annual Total Returns
(as of the calendar year ended                                                         Class A      Class B     Class II
December 31, 2002)                                       Past One Past Five Past Ten    Since        Since        Since
                                                           Year     Years    Years   Inception/2/ Inception/2/ Inception/2/
Growth Opportunities Fund/1/
Return Before Taxes                             Class A  -45.41%   -3.69%    4.21%      7.44%          N/A           N/A
                                                Class B  -44.78%   -3.52%      N/A        N/A        2.82%           N/A
                                                Class II -43.61%      N/A      N/A        N/A          N/A       -11.34%
                                                Class I  -41.88%      N/A      N/A        N/A          N/A           N/A
                                                Class X      N/A      N/A      N/A        N/A          N/A           N/A
Return After Taxes on Distributions (Class A)            -45.41%   -5.52%    1.44%        N/A        4.80%           N/A
Return After Taxes on Distributions and Sale of
 Fund Shares (Class A)/3/                                -27.88%   -2.78%    2.73%        N/A        5.39%           N/A
S&P 500(R) Index/4/                                      -22.10%   -0.58%    9.35%        N/A        9.12%        -7.89%
Russell Mid-Cap(R) Growth Index/5/                       -27.41%   -1.82%    6.71%        N/A        6.29%        -6.63%
Morningstar Mid-Cap Growth Category/6/                   -27.52%   -1.05%    6.54%        N/A        7.22%        -4.27%


Average Annual Total Returns
(as of the calendar year ended                    Class I
December 31, 2002)                                 Since
                                                Inception/2/
Growth Opportunities Fund/1/
Return Before Taxes                                   N/A
                                                      N/A
                                                      N/A
                                                  -37.28%
                                                      N/A
Return After Taxes on Distributions (Class A)         N/A
Return After Taxes on Distributions and Sale of
 Fund Shares (Class A)/3/                             N/A
S&P 500(R) Index/4/                               -19.23%
Russell Mid-Cap(R) Growth Index/5/                -21.13%
Morningstar Mid-Cap Growth Category/6/            -23.36%



/1/ Includes sales charges.


/2/ Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II: 02/02/99;
    Class I: 11/16/01




/3 /When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/4 /The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


/5 /The Russell Mid-Cap(R) Growth Index measures the performance of those
   Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


/6 /Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.




/7 /Through January 2003, the Fund used the S&P 500 Index as its benchmark
   Index. Effective February 2003, the Fund changed its benchmark to the Russell Mid-Cap Growth Index, reflecting changes in the Fund's strategy. As a result, the Fund's performance is compared to both indexes in the table above.



The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

         Fund Highlights
============================


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


NEW CENTURY FUND    (CLASS A)

                                    [CHART] During the 10-year period shown in the
                                            bar chart, the highest return for a quarter
'93      13.89%                             was 60.23% (quarter ended 12/31/99)
'94       4.73%                             and the lowest return for a quarter was
'95      50.16%                             -27.74% (quarter ended 9/30/01).
'96      14.92%
'97       3.34%
'98      12.71%
'99      84.57%
'00     -18.58%
'01     -31.93%
'02     -24.58%


Average Annual Total Returns                                                 Class A      Class B     Class II      Class I
(as of the calendar year ended                 Past One Past Five Past Ten    Since        Since        Since        Since
December 31, 2002)                               Year     Years    Years   Inception/2/ Inception/2/ Inception/2/ Inception/2/
New Century Fund/1/
Return Before Taxes                   Class A  -28.93%   -3.90%    5.71%      8.27%          N/A          N/A           N/A
                                      Class B  -28.14%   -3.61%      N/A        N/A        4.22%          N/A           N/A
                                      Class II -26.58%      N/A      N/A        N/A          N/A       -3.10%           N/A
                                      Class I  -24.37%      N/A      N/A        N/A          N/A          N/A       -20.35%
                                      Class Z  -24.14%   -2.23%      N/A        N/A          N/A          N/A           N/A
Return After Taxes on Distributions
 (Class A)                                     -28.93%   -6.90%    2.51%      5.48%          N/A          N/A           N/A
Return After Taxes on Distributions
 and Sale of Fund Shares (Class A)/3/          -17.76%   -3.09%    3.99%      6.19%          N/A          N/A           N/A
Morningstar Aggressive Growth
 Objective Category/4/                         -27.60%   -2.34%    5.17%        N/A        6.56%       -0.31%       -23.37%
Russell 3000(R) Growth Index/5/                -28.03%   -4.11%    6.30%        N/A        6.83%       -5.09%       -24.85%


Average Annual Total Returns            Class Z
(as of the calendar year ended           Since
December 31, 2002)                    Inception/2/
New Century Fund/1/
Return Before Taxes                        N/A
                                           N/A
                                           N/A
                                           N/A
                                        -0.86%
Return After Taxes on Distributions
 (Class A)                                 N/A
Return After Taxes on Distributions
 and Sale of Fund Shares (Class A)/3/      N/A
Morningstar Aggressive Growth
 Objective Category/4/                   2.50%
Russell 3000(R) Growth Index/5/          1.26%



/1/ Includes sales charges.


/2/ Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class II: 02/02/98;
    Class I: 11/16/01; Class Z: 10/07/96


/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.




/4/ Developed by Morningstar, the Morningstar Aggressive Growth Objective
    Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earning ratios, and price/book ratios similar to those at the Fund.


/5/ The Russell 3000(R) Growth Index measures the performance of those Russell
    3000 Index companies with higher price-to-book ratios and higher forecasted growth values.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

--------------------------------------------------------------------------------


GROWTH AND INCOME FUND    (CLASS B)


                                    [CHART] During the 8-year period shown in the bar
'95       33.94%                            chart, the highest return for a quarter was
'96       26.33%                            23.48% (quarter ended 12/31/99) and the
'97       29.39%                            lowest return for a quarter was -19.79%
'98       22.63%                            (quarter ended 9/30/01).
'99       32.48%
'00      -11.48%
'01      -22.03%
'02      -26.00%




Average Annual Total Returns                                                Class A      Class B     Class II      Class I
(as of the calendar year ended                         Past One Past Five    Since        Since        Since        Since
December 31, 2002)                                       Year     Years   Inception/2/ Inception/2/ Inception/2/ Inception/2/
Growth and Income Fund/1/                     Class A   -29.80%  -4.20%      7.35%          N/A          N/A           N/A
                                              Class B   -28.96%  -4.00%        N/A        7.50%          N/A           N/A
                                              Class II  -27.51%     N/A        N/A          N/A       -4.40%           N/A
                                              Class I   -25.50%     N/A        N/A          N/A          N/A       -22.37%
                                              Class Z   -25.08%     N/A        N/A          N/A          N/A           N/A
Return After Taxes on Distributions (Class B)           -28.96%  -4.79%        N/A        5.72%          N/A           N/A
Return After Taxes on Distributions and Sale
 of Fund Shares (Class B)/3/                            -17.78%  -3.04%        N/A        5.66%          N/A           N/A
S&P 500(R) Index/4/                                     -22.10%  -0.58%     10.28%       10.23%       -0.82%       -19.23%
Morningstar Large Blend Category/5/                     -22.06%  -1.47%      8.48%        8.20%       -1.34%       -19.68%


Average Annual Total Returns                    Class Z
(as of the calendar year ended                   Since
December 31, 2002)                            Inception/2/
Growth and Income Fund/1/                          N/A
                                                   N/A
                                                   N/A
                                                   N/A
                                                -5.30%
Return After Taxes on Distributions (Class B)      N/A
Return After Taxes on Distributions and Sale
 of Fund Shares (Class B)/3/                       N/A
S&P 500(R) Index/4/                             -3.67%
Morningstar Large Blend Category/5/             -3.93%



/1/ Includes sales charges.


/2/ Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class II: 02/02/98;
    Class I: 11/16/01; Class Z: 04/15/98




/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/4/ The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


/5/ Developed by Morningstar, the Morningstar Large Blend Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

         Fund Highlights
============================


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


BALANCED ASSETS FUND    (CLASS B)

                                    [CHART]      During the 10-year period shown in the
                                                 bar chart, the highest return for a
                                                 quarter was 15.40% (quarter ended
                '93      14.17%                  12/31/98) and the lowest return for a
                '94      -2.57%                  quarter was -12.60% (quarter ended
                '95      26.95%                  9/30/01).
                '96       8.30%
                '97      23.37%
                '98      22.59%
                '99      20.93%
                '00     -10.23%
                '01     -14.58%
                '02     -16.56%


Average Annual Total Returns                                                           Class A      Class B     Class II
as of the calendar year ended                            Past One Past Five Past Ten    Since        Since        Since
December 31, 2002)                                         Year     Years    Years   Inception/2/ Inception/2/ Inception/2/
Balanced Assets Fund/1/
Return Before Taxes                             Class A  -20.86%   -1.66%      N/A      5.09%          N/A          N/A
                                                Class B  -19.87%   -1.40%    6.05%        N/A        8.87%          N/A
                                                Class II -18.17%      N/A      N/A        N/A          N/A       -7.63%
                                                Class I  -15.87%      N/A      N/A        N/A          N/A          N/A
Return After Taxes on Distributions (Class B)            -20.14%   -2.92%    3.50%        N/A        6.39%          N/A
Return After Taxes on Distributions and Sale of
Fund Shares (Class B)/3/                                 -12.19%   -1.04%    4.16%        N/A        6.58%          N/A
S&P 500(R) Index/4/                                      -22.10%   -0.58%    9.35%      9.29%          N/A       -7.89%
Morningstar Domestic Hybrid Category/5/                   -9.71%    1.49%    7.04%      6.41%          N/A       -1.28%
Balanced Assets Blended Benchmark Index/6/                -9.81%    3.10%    8.94%      8.75%          N/A       -1.66%
Lehman Brothers Aggregate Bond Index/7/                   10.26%    7.54%    7.51%      7.09%          N/A        7.23%


Average Annual Total Returns                      Class I
as of the calendar year ended                      Since
December 31, 2002)                              Inception/2/
Balanced Assets Fund/1/
Return Before Taxes                                   N/A
                                                      N/A
                                                      N/A
                                                  -14.57%
Return After Taxes on Distributions (Class B)         N/A
Return After Taxes on Distributions and Sale of
Fund Shares (Class B)/3/                              N/A
S&P 500(R) Index/4/                               -19.23%
Morningstar Domestic Hybrid Category/5/            -8.67%
Balanced Assets Blended Benchmark Index/6/         -8.30%
Lehman Brothers Aggregate Bond Index/7/             9.09%


/1/ Includes sales charges.


/2/ Inception Date: Class A: 09/24/93; Class B: 01/29/85; Class II 02/02/99;
    Class I: 11/16/01


/3/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/4/ The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


/5/ Developed by Morningstar, the Morningstar Domestic Hybrid category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.




/6/ The Balanced Assets Blended Benchmark Index is comprised of the S&P 500
    Index (60%) and Lehman Brothers Aggregate Bond Index (40%).


/7/ The Lehman Brothers Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

--------------------------------------------------------------------------------




SUNAMERICA VALUE FUND     (CLASS B)



                                    [CHART] During the 6-year period shown in the
                                            bar chart, the highest return for a
'97     28.67%                              quarter was 16.51% (quarter ended
'98     -0.57%                              12/31/98) and the lowest return for a
'99      8.44%                              quarter was -18.66% (quarter ended
'00      9.47%                              9/30/98).
'01      1.61%
'02     -6.58%


Average Annual Total Returns                                          Class A      Class B     Class II      Class I
(as of the calendar year ended December 31,      Past One Past Five    Since        Since        Since        Since
2002)                                              Year     Years   Inception/6/ Inception/6/ Inception/6/ Inception/6/
SunAmerica Value Fund/1/
Return Before Taxes                     Class A  -11.40%    1.76%      6.19%          N/A          N/A           N/A
                                        Class B  -10.18%    1.98%        N/A        6.54%          N/A           N/A
                                        Class II  -8.43%    2.10%        N/A          N/A        5.21%           N/A
                                        Class I   -5.90%      N/A        N/A          N/A          N/A         1.53%
                                        Class Z   -5.47%      N/A        N/A          N/A          N/A           N/A
Return After Taxes on Distributions
(Class B)                                        -11.31%    0.69%        N/A        5.20%          N/A           N/A
Return After Taxes on Distributions and
Sale of Fund Shares (Class B)/2/                  -6.02%    1.31%        N/A        4.99%          N/A           N/A
Russell Midcap(TM) Value Index/3/                 -9.64%    2.95%      7.66%        7.66%        6.78%        -4.32%
Russell 3000 Value Index/4/                      -15.18%    1.19%      6.27%        6.27%        5.08%       -11.55%
Morningstar Mid-Cap Value Category/5/            -12.89%    3.19%      7.02%        7.02%        7.11%        -9.13%


Average Annual Total Returns                       Class Z
(as of the calendar year ended December 31,         Since
2002)                                            Inception/6/
SunAmerica Value Fund/1/
Return Before Taxes                          N/A
                                             N/A
                                             N/A
                                             N/A
                                           1.53%
Return After Taxes on Distributions
(Class B)                                    N/A
Return After Taxes on Distributions and
Sale of Fund Shares (Class B)/2/             N/A
Russell Midcap(TM) Value Index/3/          0.80%
Russell 3000 Value Index/4/               -1.30%
Morningstar Mid-Cap Value Category/5/      1.76%


/1/ Includes sales charges.


/2/ When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/3/ The Russell Midcap(TM) Value Index measures the performance of those
    Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


/4/ The Russell 3000 Value Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and lower forecasted growth values.


/5/ Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


/6/ Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997. Class I shares commenced offering on November 16, 2001. Class Z shares commenced offering on April 3, 1998.




/7/ Through January 2003, the Fund used the Russell Mid-Cap Value Index as its benchmark index. Effective February 2003, the Fund changed its benchmark to the Russell 3000 Value Index, reflecting changes in the Fund's strategy. As a result, the Fund's performance is compared to both indexes in the table above.



The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

         Fund Highlights
============================


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.


INTERNATIONAL EQUITY FUND1    (CLASS B)


                                    [CHART] During the 6-year period shown in the bar
              '97      -3.47%               chart, the highest return for a quarter was
              '98       9.60%               28.03% (quarter ended 12/31/99) and the
              '99      32.67%               lowest return for a quarter was -23.26%
              '00     -20.60%               (quarter ended 9/30/02).
              '01     -29.91%
              '02     -18.61%




Average Annual Total Returns
(as of the calendar year ended                                                     Class A      Class B     Class II
December 31, 2002)                                            Past One Past Five    Since        Since        Since
                                                                Year     Years   Inception/3/ Inception/3/ Inception/3/
International Equity Fund/2/
Return Before Taxes                                  Class A  -22.77%   -8.62%     -7.45%          N/A          N/A
                                                     Class B  -21.86%   -8.43%        N/A       -7.14%          N/A
                                                     Class II -20.35%   -8.30%        N/A          N/A       -7.80%
                                                     Class I  -17.93%      N/A        N/A          N/A          N/A
Return After Taxes on Distributions (Class B)                 -21.86%   -8.77%        N/A       -7.51%          N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class B)/4/                                           -13.42%   -6.33%        N/A       -5.37%          N/A
MSCI EAFE Index/5/                                            -15.94%   -2.89%     -2.31%       -2.31%       -1.95%
Morningstar Foreign Stock Category/6/                         -16.33%   -2.07%     -0.64%       -0.64%       -1.03%


Average Annual Total Returns
(as of the calendar year ended                         Class I
December 31, 2002)                                      Since
                                                     Inception/3/
International Equity Fund/2/
Return Before Taxes                                        N/A
                                                           N/A
                                                           N/A
                                                       -16.20%
Return After Taxes on Distributions (Class B)              N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class B)/4/                                        N/A
MSCI EAFE Index/5/                                     -14.07%
Morningstar Foreign Stock Category/6/                  -14.10%





/1/ Performance information shown is that of the International Equity Portfolio series of SunAmerica Style Select Series, Inc., which was reorganized into the Fund on November 16, 2001 (the "International Equity Reorganization"). The Fund commenced operations upon consummation of the International Equity Reorganization. The Fund is the successor to the International Equity Portfolio of Style Select Series, Inc.


/2/ Includes sales charges.


/3/ Inception Date: Class A and B: 11/19/96; Class II: 03/06/97; Class I:
    11/16/01


/4 /When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


/5 /The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.


/6 /Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

================================================================================

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         Fund Highlights
============================

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                        Blue Chip
                                                       Growth Fund
                                   --------------------------------------------         -----------------------------
                                   Class A     Class B     Class II    Class I/(7)/     Class A        Class B
                                   -------     -------     --------    -----------      -------        -------
SHAREHOLDER FEES
 (FEES PAID
 DIRECTLY FROM
 YOUR INVESTMENT)

 Maximum Sales Charge
 Load                               5.75%       4.00%       2.00%          None          5.75%          4.00%
Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage of
 offering
 price)/(1)/                        5.75%        None       1.00%          None          5.75%           None
 Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   amount
   redeemed)/(2)/                    None       4.00%       1.00%          None           None          4.00%

   Maximum Sales Charge
   (Load)
   Imposed on Reinvested Dividends   None        None        None          None           None           None
 Redemption Fee/(3)/                 None        None        None          None           None           None
 Exchange Fee                        None        None        None          None           None           None
Maximum Account Fee                  None        None        None          None           None           None

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE
 DEDUCTED FROM
 FUND ASSETS)
Management Fees                     0.75%       0.75%       0.75%         0.75%          0.75%          0.75%
 Distribution
   [and/or Service]
   (12b-1) Fees/(4)/                0.35%       1.00%       1.00%          None          0.35%          1.00%
 Other Expenses                     0.37%       0.43%       0.48%         0.66%          0.39%          0.43%
Total Annual
 Fund Operating
 Expenses Before
 Expense
 Reimbursement                      1.47%       2.18%       2.23%         1.41%          1.49%          2.18%
Expense
 Reimbursement                         --          --          --         0.08%             --             --
Net Expenses                        1.47%/(8)/  2.18%/(8)/  2.23%/(8)/    1.33%/(5)(8)/  1.49%/(6)(8)/  2.18%/(6)(8)/





                                   Class II       Class I/(7)/        Class X
                                   --------       -----------         -------
SHAREHOLDER FEES
 (FEES PAID
 DIRECTLY FROM
 YOUR INVESTMENT)

 Maximum Sales Charge
 Load                               2.00%             None              None
Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage of
 offering
 price)/(1)/                        1.00%             None              None
 Maximum Deferred
   Sales Charge
   (Load) (as a
   percentage of
   amount
   redeemed)/(2)/                   1.00%             None              None

   Maximum Sales Charge
   (Load)
   Imposed on Reinvested Dividends   None             None              None
 Redemption Fee/(3)/                 None             None              None
 Exchange Fee                        None             None              None
Maximum Account Fee                  None             None              None

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE
 DEDUCTED FROM
 FUND ASSETS)
Management Fees                     0.75%            0.75%             0.75%
 Distribution
   [and/or Service]
   (12b-1) Fees/(4)/                1.00%             None              None
 Other Expenses                     0.46%            0.76%             0.83%
Total Annual
 Fund Operating
 Expenses Before
 Expense
 Reimbursement                      2.21%            1.51%             1.58%
Expense
 Reimbursement                         --            0.18%                --
Net Expenses                        2.21%/(6)(8)/    1.33%/(5)(6)(8)/  1.58%/(6)(8)/


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.


(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 17 and 18 for more information about the CDSCs.


(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------




                      New Century                                                    Growth and
                         Fund                                                        Income Fund
--------------------------------------------------      -------------------------------------------------------------
Class A Class B Class II    Class I/(7)/  Class Z/(7)/  Class A     Class B     Class II    Class I/(7)/     Class Z/(7)/
------- ------- --------    -----------   -----------   -------     -------     --------    -----------      -----------
 5.75%   4.00%   2.00%          None          None       5.75%       4.00%       2.00%          None             None
 5.75%    None   1.00%          None          None       5.75%        None       1.00%          None             None
  None   4.00%   1.00%          None          None        None       4.00%       1.00%          None             None
  None    None    None          None          None        None        None        None          None             None
  None    None    None          None          None        None        None        None          None             None
  None    None    None          None          None        None        None        None          None             None
  None    None    None          None          None        None        None        None          None             None
 0.75%   0.75%   0.75%         0.75%         0.75%       0.75%       0.75%       0.75%         0.75%            0.75%
 0.35%   1.00%   1.00%          None          None       0.35%       1.00%       1.00%          None             None
 0.40%   0.43%   0.66%         0.89%         2.09%       0.40%       0.38%       0.42%         0.69%            8.41%
 1.50%   2.18%   2.41%         1.64%         2.84%       1.50%       2.13%       2.17%         1.44%            9.16%
    --      --      --         0.32%         1.93%          --          --          --         0.12%            8.23%
 1.50%   2.18%   2.41%/(6)/    1.32%/(5)/    0.91%/(5)/  1.50%/(8)/  2.13%/(8)/  2.17%/(8)/   1.32%%/(5)(8)/    0.93%/(5)(8)/


                      Balanced
                    Assets Fund
--------------------------------------------
Class A     Class B     Class II    Class I/(7)/
-------     -------     --------    -----------
 5.75%       4.00%       2.00%          None
 5.75%        None       1.00%          None
  None       4.00%       1.00%          None
  None        None        None          None
  None        None        None          None
  None        None        None          None
  None        None        None          None
 0.75%       0.75%       0.75%         0.75%
 0.35%       1.00%       1.00%          None
 0.37%       0.37%       0.38%         0.77%
 1.47%       2.12%       2.13%         1.52%
    --          --          --         0.19%
 1.47%/(8)/  2.12%/(8)/  2.13%/(8)/    1.33%/(5)(8)/



(5) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.



(6) SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for Class II shares of the New Century Fund and Class X shares of the Growth Opportunities Fund do not exceed 2.14% and 1.20%, respectively. The expense waivers and fee reimbursements will continue indefinitely, but may be terminated at any time.



(7) Class I and Class Z are offered exclusively to participants in certain employee retirement plans and other programs. Class X shares are offered exclusively for sale to certain group plans.



(8) Through directed brokerage arrangements a portion of the Fund's expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" would have been lower by 0.01% and 0.02% for each class of the Blue Chip Growth and Growth and Income Funds, respectively. Had the expenses been taken into account for the Growth Opportunities, Balanced Assets and International Equity Funds, the "Net Expenses" would have remained the same.

         Fund Highlights
============================




                                                                  SunAmerica
                                                                  Value Fund
                                       ----------------------------------------------------------       --------------
                                       Class A     Class B     Class II     Class I/(7)/  Class Z/(7)/  Class A
                                       -------     -------     --------     -----------   -----------   -------
SHAREHOLDER FEES (FEES PAID
 DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge Load               5.75%       4.00%        2.00%         None          None        5.75%
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/     5.75%       None         1.00%         None          None        5.75%
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   amount redeemed)/(2)/                None        4.00%        1.00%         None          None        None
  Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                            None        None         None          None          None        None
  Redemption Fee/(3)/                   None        None         None          None          None        None
  Exchange Fee                          None        None         None          None          None        None
Maximum Account Fee                     None        None         None          None          None        None
ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
Management Fees                         1.00%       1.00%        1.00%         1.00%         1.00%       1.00%
  Distribution [and/or Service] (12b-
   1) Fees/(4)/                         0.35%       1.00%        1.00%         None          None        0.35%
  Other Expenses                        0.44%       0.43%        0.46%         0.87%         5.73%       0.66%
Total Annual Fund
 Operating Expenses Before
 Expense Reimbursement                  1.79%       2.43%        2.46%         1.87%         6.73%       2.01%
Expense Reimbursement                   0.01          --         0.03%         0.19%         5.52%       0.08%
Net Expenses                            1.78%/(5)/  2.43%/(5)/   2.43%/(5)/    1.68%/(5)/    1.21%/(5)/  1.90%/(5)(8)/





                                       Class B        Class II        Class I/(7)/
                                       -------        --------        -----------
SHAREHOLDER FEES (FEES PAID
 DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge Load               4.00%           2.00%            None
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)/(1)/     None            1.00%            None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of
   amount redeemed)/(2)/                4.00%           1.00%            None
  Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends                            None            None             None
  Redemption Fee/(3)/                   None            None             None
  Exchange Fee                          None            None             None
Maximum Account Fee                     None            None             None
ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
Management Fees                         1.00%           1.00%            1.00%
  Distribution [and/or Service] (12b-
   1) Fees/(4)/                         1.00%           1.00%            None
  Other Expenses                        0.70%           0.68%            0.91%
Total Annual Fund
 Operating Expenses Before
 Expense Reimbursement                  2.70%           2.68%            1.91%
Expense Reimbursement                   0.14%           0.13%            0.11%
Net Expenses                            2.55%/(5)(8)/   2.55%/(5)(8)/    1.80%/(5)(8)/

================================================================================

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------

           BLUE CHIP GROWTH FUND
            (Class A shares)........  $716  $1,013  $1,332   $2,231
            (Class B shares)*.......   621     982   1,370    2,334
            (Class II shares).......   424     790   1,283    2,639
            (Class I shares)........   135     421     729    1,601

           GROWTH OPPORTUNITIES FUND
            (Class A shares)........  $718  $1,019  $1,341   $2,252
            (Class B shares)*.......   621     982   1,370    2,339
            (Class II shares).......   422     784   1,273    2,619
            (Class I shares)........   135     421     729    1,601
            (Class X shares)........   161     499     860    1,878

           NEW CENTURY FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   621     982   1,370    2,341
            (Class II shares)**.....   442     844   1,373    2,819
            (Class I shares)........   134     418     723    1,590
            (Class Z shares)........    93     290     504    1,120

           GROWTH AND INCOME FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   616     967   1,344    2,302
            (Class II shares).......   418     772   1,253    2,578
            (Class I shares)........   134     418     723    1,590
            (Class Z shares)........    95     296     515    1,143

           BALANCED ASSETS FUND
            (Class A shares)........  $716  $1,013  $1,332   $2,231
            (Class B shares)*.......   615     964   1,339    2,286
            (Class II shares).......   414     760   1,233    2,537
            (Class I shares)........   135     421     729    1,601

           SUNAMERICA VALUE FUND
            (Class A shares)........  $745  $1,103  $1,484   $2,549
            (Class B shares)*.......   646   1,087   1,495    2,605
            (Class II shares).......   444     850   1,383    2,839
            (Class I shares)........   171     530     913    1,987
            (Class Z shares)........   123     381     657    1,431

           INTERNATIONAL EQUITY FUND
            (Class A shares)........  $756  $1,138  $1,542   $2,669
            (Class B shares)*.......   658   1,094   1,555    2,727
            (Class II shares).......   456     886   1,442    2,956
            (Class I shares)........   183     566     975    2,116

         Fund Highlights
============================


           If you did not redeem your shares:
                                     1 Year 3 Years 5 Years 10 Years
                                     ------ ------- ------- --------

           BLUE CHIP GROWTH FUND
            (Class A shares)........  $716  $1,013  $1,332   $2,231
            (Class B shares)*.......   221     682   1,170    2,334
            (Class II shares).......   324     790   1,283    2,639
            (Class I shares)........   135     421     729    1,601

           GROWTH OPPORTUNITIES FUND
            (Class A shares)........  $718  $1,019  $1,341   $2,252
            (Class B shares)*.......   221     682   1,170    2,339
            (Class II shares).......   322     784   1,273    2,619
            (Class I shares)........   135     421     729    1,601
            (Class X shares)........   161     499     860    1,878

           NEW CENTURY FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   221     682   1,170    2,341
            (Class II shares)**.....   342     844   1,373    2,819
            (Class I shares)........   134     418     723    1,590
            (Class Z shares)........    93     290     504    1,120

           GROWTH AND INCOME FUND
            (Class A shares)........  $719  $1,022  $1,346   $2,263
            (Class B shares)*.......   216     667   1,144    2,302
            (Class II shares).......   318     772   1,253    2,578
            (Class I shares)........   134     418     723    1,590
            (Class Z shares)........    95     296     515    1,143

           BALANCED ASSETS FUND
            (Class A shares)........  $716  $1,013  $1,332   $2,231
            (Class B shares)*.......   215     664   1,139    2,286
            (Class II shares).......   314     760   1,233    2,537
            (Class I shares)........   135     421     729    1,601

           SUNAMERICA VALUE FUND
            (Class A shares)........  $745  $1,103  $1,484   $2,549
            (Class B shares)*.......   246     758   1,296    2,806
            (Class II shares).......   344     850   1,383    2,839
            (Class I shares)........   171     530     913    1,987
            (Class Z shares)........   123     381     657    1,431

           INTERNATIONAL EQUITY FUND
            (Class A shares)........  $757  $1,138  $1,542   $2,669
            (Class B shares)*.......   258     794   1,355    2,727
            (Class II shares).......   356     886   1,442    2,956
            (Class I shares)........   183     566     975    2,116

--------


* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 17. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

** SunAmerica is voluntarily waiving fees and/or reimbursing expenses for this Class. This fee waiver and/or expense reimbursement is not reflected in the Example above. The following are your costs after these fee waivers and/or expense reimbursements:


  If you redeemed your investment:
                                                   1 Year 3 Years 5 Years 10 Years
  New Century Fund, Class II:.....................  $442   $844   $1,373   $2,819
  Growth Opportunities Fund, Class X..............  $122   $381   $  660   $1,455

  If you did not redeem your shares:
                                                   1 Year 3 Years 5 Years 10 Years
  New Century Fund, Class II:.....................  $342   $844   $1,373   $2,819
  Growth Opportunities Fund, Class X..............  $122   $381   $  660   $1,455

         Shareholder Account Information
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


Each Fund offers a number of classes of shares through this prospectus including: Class A, Class B, Class II, Class I, Class X and Class Z shares.


Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.


      CLASS A              CLASS B             CLASS II              CLASS I              CLASS X              CLASS Z
..  Front-end sales   .  No front-end      .  Front-end sales   .  Offered           .  Offered           .  Offered
   charges, as          sales charge;        charge, as           exclusively to       exclusively to       exclusively to
   described below.     all your money       described below.     certain              certain group        certain
   There are            goes to work for  .  Higher annual        institutions.        plans including,     SunAmerica
   several ways to      you right away.      expenses than     .  Also offered to      but not limited      affiliated
   reduce these      .  Higher annual        Class A shares.      the SunAmerica       to, state-           companies'
   charges, also        expenses than     .  Deferred sales       Aggressive           sponsored            retirement plans
   described below.     Class A shares.      charge on shares     Growth, Moderate     tuition savings      (the "Plan").
..  Lower annual      .  Deferred sales       you sell within      Growth and           plans.            .  No sales charges.
   expenses than        charge on shares     eighteen months      Conservative      .  No sales charges. .  Lower annual
   Class B or Class     you sell within      of purchase, as      Growth LifeStage                          expenses than
   II shares.           six years of         described below.     Funds, which are                          Class A, B, II
                        purchase, as      .  No conversion to     funds-of-funds.                           or I Shares.
                        described below.     Class A.          .  No sales charges.
                     .  Automatic                              .  Lower annual
                        conversion to                             expenses than
                        Class A shares                            Class A, B, or
                        approximately                             II Shares.
                        eight years
                        after purchase.
                     .  Purchases in an
                        amount over
                        $500,000 are
                        generally not
                        permitted; you
                        should consult
                        with your
                        financial
                        advisor to
                        determine
                        whether other
                        share classes
                        are more
                        beneficial given
                        your
                        circumstances.


CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

                                       Sales Charge    Concession to Dealers
                                     ----------------- ---------------------
                                       % of   % of Net         % of
                                     Offering  Amount        Offering
                                      Price   Invested         Price
   Your Investment                   -------- -------- ---------------------
   Less than $50,000................  5.75%    6.10%           5.00%
   $50,000 but less than $100,000...  4.75%    4.99%           4.00%
   $100,000 but less than $250,000..  3.75%    3.90%           3.00%
   $250,000 but less than $500,000..  3.00%    3.09%           2.25%
   $500,000 but less than $1,000,000  2.10%    2.15%           1.35%
   $1,000,000 or more...............   None     None           1.00%

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

         Shareholder Account Information
--------------------------------------------------------------------------------




CLASS B. SHARES ARE OFFERED AT THEIR NET ASSET VALUE PER SHARE, WITHOUT ANY FRONT-END SALES CHARGE. HOWEVER, THERE IS A CDSC ON SHARES YOU SELL WITHIN SIX YEARS OF BUYING THEM. THE LONGER THE TIME BETWEEN THE PURCHASE AND THE SALE OF SHARES, THE LOWER THE RATE OF THE CDSC:

Class B deferred charges:

             Years after purchase       CDSC on shares being sold
             1st or 2nd year            4.00%
             3rd or 4th year            3.00%
             5th year                   2.00%
             6th year                   1.00%
             7th year and thereafter    None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC Schedule described above.

Class II. Sales Charges are as follows:

                      Sales Charge    Concession to Dealers
                    ---------------------------------------
                      % of   % of Net         % of
                    Offering  Amount        Offering
                     Price   Invested         Price
                    -------- -------- ---------------------
                     1.00%    1.01%           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.


If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.


For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:


  . financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

  . participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

  . Fund Trustees and other individuals, and their families, who are affiliated with the Funds or any SunAmerica Mutual Funds distributed by AIG SunAmerica Capital Services, Inc.

  . selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the following cases:

  .  within one year of the shareholder's death or becoming legally disabled

  . taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made


  . Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by AIG SunAmerica Capital Services, Inc.

  . to make payments through the Systematic Withdrawal Plan (subject to certain conditions)


We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege. If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds of the sale in the same share class of the same Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES


Each class of shares (other than Class I, Class X and Class Z) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to the AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                        Account Maintenance and
                 Class Distribution Fee       Service Fee
                  A         0.10%                0.25%
                  B         0.75%                0.25%
                  II        0.75%                0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.


OPENING AN ACCOUNT (CLASSES A, B AND II)
1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:
  .  non-retirement account: $500
  .  retirement account: $250
  .  dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investments for the Funds are as follows:
  .  non-retirement account: $100
  .  retirement account: $25


3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850.


4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.


5. Make your initial investment using the chart on page 20. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

         Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES (CLASSES A, B AND II)

Opening an account                             Adding to an account

By check

--------------------------------------------------------------------------------

         .  Make out a check for          .  Make out a check for
            the investment                   the investment
            amount, payable to               amount, payable to
            the specific Fund or             the specific Fund or
            SunAmerica Funds. An             SunAmerica Funds.
            account cannot be                Shares cannot be
            opened with a                    purchased with a
            SunAmerica Money                 SunAmerica Money
            Market Fund or                   Market Fund or
            SunAmerica Municipal             SunAmerica Municipal
            Money Market Fund                Money Market Fund
            check.                           check.
         .  Deliver the check             .  Include the stub
            and your completed               from your Fund
            Account Application              statement or a note
            (and Supplemental                specifying the Fund
            Account Application,             name, your share
            if applicable) to                class, your account
            your broker or                   number and the
            financial advisor,               name(s) in which the
            or mail them to:                 account is
                                             registered.
              SunAmerica Mutual           .  Indicate the Fund
              Funds                          and account number
              c/o NFDS                       in the memo section
              P.O. Box 219186                of your check.
              Kansas City, MO             .  Deliver the check
              64121-9186                     and your note to
                                             your broker or
         .  All purchases must               financial advisor,
            be in U.S. dollars.              or mail them to
            Cash will not be
            accepted. A $25.00                 Non-Retirement
            fee will be charged                Accounts:
            for all checks                     SunAmerica Mutual
            returned due to                    Funds
            insufficient funds.                c/o NFDS
                                               P.O. Box 219373
                                               Kansas City,
                                               Missouri 64121-9373

                                               Retirement
                                               Accounts:
                                               SunAmerica Mutual
                                               Funds
                                               c/o NFDS
                                               P.O. Box 219373
                                               Kansas City,
                                               Missouri 64121-9373


By wire

--------------------------------------------------------------------------------

         .  Deliver your                  .  Instruct your bank
            completed                        to wire the amount
            application to your              of your investment
            broker or financial              to:
            advisor or fax it to
            SunAmerica Fund                    State Street Bank
            Services, Inc. at                  & Trust Company
            201-324-6496.                      Boston, MA
         .  Obtain your account                ABA #0110-00028
            number by referring                DDA # 99029712
            to your statement or
            by calling your             Specify the Fund name,
            broker or financial         your share class, your
            advisor or                  Fund number, account
            Shareholder/Dealer          number and the name(s) in
            Services at                 which the account is
            1-800-858- 8850.            regis-tered. Your bank
         .  Instruct your bank          may charge a fee to wire
            to wire the amount          funds.
            of your investment
            to:

              State Street Bank
              & Trust Company
              Boston, MA
              ABA #0110-00028
              DDA # 99029712

       Specify the Fund name,
       your choice of share
       class, your new Fund
       number and account number
       and the name(s) in which
       the account is
       registered. Your bank may
       charge a fee to wire
       funds.


To open or add to an account using dollar cost averaging, see "Additional Investor Services."

--------------------------------------------------------------------------------

SELLING SHARES (CLASSES A, B AND II)

How                                            Requirements

Through Your Broker or Financial Advisor

--------------------------------------------------------------------------------
  .  Accounts of any type.   .  Call your broker or
  .  Sales of any amount.       financial advisor to
                                place your order to
                                sell shares.

By mail

--------------------------------------------------------------------------------

  .  Accounts of any type.         .  Write a letter of
  .  Include all                      instruction
     signatures and any               indicating the Fund
     additional documents             name, your share
     that may be required             class, your account
     (see next page).                 number, the name(s)
  .  Mail the materials               in which the account
     to:                              is registered and
                                      the dollar value or
       SunAmerica Mutual              number of shares you
       Funds                          wish to sell.
       c/o NFDS                    .  Sales of $100,000 or
       P.O. Box 219186                more require the
       Kansas City, MO                letter of
       64121-9186                     instruction to have
                                      a signature
                                      guarantee.
                                   .  A check will
                                      normally be mailed
                                      on the next business
                                      day to the name(s)
                                      and address in which
                                      the account is
                                      registered, or
                                      otherwise according
                                      to your letter of
                                      instruction.


By phone

--------------------------------------------------------------------------------

  .  Most accounts.          .  Call
  .  Sales of less than         Shareholder/Dealer
     $100,000.                  Services at
                                1-800-858- 8850,
                                between 8:30 a.m.
                                and 7:00 p.m.
                                (Eastern time) on
                                most business days.
                                State the Fund name,
                                the name of the
                                person requesting
                                the redemption, your
                                share class, your
                                account number, the
                                name(s) in which the
                                account is
                                registered and the
                                dollar value or
                                number of shares you
                                wish to sell.
                             .  A check will be
                                mailed to the
                                name(s) and address
                                in which the account
                                is registered, or to
                                a different address
                                indicated in a
                                written
                                authorization
                                previously provided
                                to the Fund by the
                                shareholder(s) on
                                the account.


By wire

--------------------------------------------------------------------------------
  .  Request by mail to      .  Proceeds will
     sell any amount            normally be wired on
     (accounts of any           the next business
     type). A signature         day. A $15 fee will
     guarantee may be           be deducted from
     required in certain        your account.
     circumstances.
  .  Request by phone to
     sell less than
     $100,000.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

         Shareholder Account Information
--------------------------------------------------------------------------------


Selling shares in writing (Classes A, B and II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  .  your address of record has changed within the past 30 days

  .  you are selling shares worth $100,000 or more

  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  .  a broker or securities dealer

  .  a federal savings, cooperative or other type of bank

  .  a savings and loan or other thrift institution

  .  a credit union

  .  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)


Class I shares of each Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Funds are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)



Class X shares are offered exclusively for sale to certain group plans including, but not limited to state-sponsored tuition savings plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

--------------------------------------------------------------------------------

TRANSACTION POLICIES (ALL CLASSES)

Valuation of shares. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.


Buy and sell prices. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, Class X or Z shares, you pay the NAV. When you sell Class I, Class X or Z shares, you receive NAV.



Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before a Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund except International Equity Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.

Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


Multi-party checks. The Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

         Shareholder Account Information
--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850.



Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.



Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:


  .  Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.


Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. To use:


  . Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Specify the amount(s). Each exchange must be worth at least $50.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.




Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account statements. In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

  .  after any changes of name or address of the registered owner(s)

  .  in all other circumstances, annually

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds.


Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial

--------------------------------------------------------------------------------


advisor or call Shareholder/Dealer Services at 1-800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Fund shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class X and Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class II and Class I shares of the same Fund shares as a result of the fact that Class X and Class Z shares are not subject to any distribution or service fee.


Taxability of dividends. As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January, which were declared in a previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

"Buying into a Dividend." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Fund must withhold 30% in the year 2003, 29% in the year 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.


Small accounts (other than Class I, Class X or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

         More Information About the Funds
--------------------------------------------------------------------------------

                          FUND INVESTMENT STRATEGIES

      Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.


                                               BLUE CHIP                          GROWTH
                                                GROWTH                         OPPORTUNITIES
What is the Fund's investment goal? Capital appreciation             Capital appreciation
-------------------------------------------------------------------------------------------------------
What principal investment strategy  growth                           growth
does the Fund use to implement its
investment goal?
-------------------------------------------------------------------------------------------------------
What are the Fund's principal       .active trading of equity        . active trading of equity
investment techniques?                securities of Blue Chip          securities that demonstrate
                                      companies that                   the potential for capital
                                      demonstrate the potential        appreciation, issued generally
                                      for capital appreciation,        by mid-cap companies
                                      issued by large-cap
                                      companies. At least 80% of
                                      the Fund's net assets plus
                                      any borrowing for
                                      investment purposes will be
                                      invested in such securities.
-------------------------------------------------------------------------------------------------------
What are the Fund's other           .Foreign securities              .Small-cap stocks
significant (non-principal)                                          .Large-cap stocks
investments?
-------------------------------------------------------------------------------------------------------
What other types of securities may  . Short-term investments         .Short-term investments
the Fund normally invest in as part   (up to 10%)                      (up to 10%)
of efficient portfolio management   .Defensive instruments           .Defensive investments
and which may produce some          .Options and futures             .Options and futures
income?                             .Special situations              .Special situations
-------------------------------------------------------------------------------------------------------
What risks may affect the Fund?     PRINCIPAL RISKS:                 PRINCIPAL RISKS:
                                    .Market volatility               .Market volatility
                                    .Securities selection            .Securities selection
                                    NON-PRINCIPAL RISKS:             .Small and mid market
                                    .Foreign securities                capitalization
                                    .Derivatives                     NON-PRINCIPAL RISKS:
                                    .Hedging                         .Derivatives
                                    .Emerging markets                .Hedging
                                                                     .Technology companies
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                                                                     SUNAMERICA
                                       GROWTH AND                      BALANCED                        VALUE
         NEW CENTURY                     INCOME                         ASSETS                          FUND
Capital appreciation          Capital appreciation and      Capital appreciation and       Long-term growth of capital
                              current income                conservation of principal
--------------------------------------------------------------------------------------------------------------------------
growth                        growth and value              asset allocation and growth    value


--------------------------------------------------------------------------------------------------------------------------
..active trading of equity     .active trading of equity     .invests, under normal         .active trading of equity
 securities that demonstrate   securities issued by          market conditions, at least    securities of companies of
 the potential for capital     companies of any size, that   25% of its total assets in     any market capitalization
 appreciation, without         pay dividends,                equity securities issued by    that offer the potential for
 regard to market              demonstrate the potential     companies with market          long-term growth of
 capitalization                for capital appreciation      capitalization of over $1.5    capital
                               and/or are believed to be     billion that demonstrate the
                               undervalued in the market     potential for capital
                                                             appreciation,
                                                            .Invests at least 25% of its
                                                             total assets in high-quality
                                                             bonds and engage in active
                                                             trading of such securities

--------------------------------------------------------------------------------------------------------------------------

..None                         .Small-cap stocks             .Small-cap stocks              .Foreign securities
                              .Foreign securities           .Foreign securities
                              .Investment grade fixed       .Junk bonds (up to 15%)
                               income securities
--------------------------------------------------------------------------------------------------------------------------
..Short-term investments       .Short-term investments       .Short-term investments (up    .Short-term investments
 (up to 10%)                   (up to 10%)                   to 10%)                       .Defensive instruments
..Defensive investments        .Defensive instruments        .Defensive investments         .Options and futures
..Options and futures          .Options and futures          .Options and futures           .Special situations
..Special situations           .Special situations           .Special situations



--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:              PRINCIPAL RISKS:              PRINCIPAL RISKS:               PRINCIPAL RISKS:
..Market volatility            .Market volatility            .Market volatility             .Stock market volatility
..Securities selection         .Securities selection         .Securities selection          .Securities selection
..Small and mid market         .Small and mid market         .Small and mid market          .Non-diversification
 capitalization                capitalization                capitalization                .Small and mid market
NON-PRINCIPAL RISKS:          NON-PRINCIPAL RISKS:          NON-PRINCIPAL RISKS:            capitalization
..Derivatives                  .Derivatives                  .Derivatives                   NON-PRINCIPAL RISKS:
..Hedging                      .Hedging                      .Hedging                       .Foreign exposure
..Technology companies         .Interest rate fluctuations   .Interest rate fluctuations    .Derivatives
                              .Credit quality               .Credit quality                .Hedging
                              .Foreign securities           .Emerging markets
                                                            .Foreign securities
--------------------------------------------------------------------------------------------------------------------------




        INTERNATIONAL
           EQUITY
Capital appreciation

-----------------------------
international


-----------------------------
..active trading of equity
 securities and other
 securities with equity
 characteristics of non-
 U.S. issuer located in at
 least three countries other
 than the U.S. and selected
 without regard to market
 capitalization. At least
 80% of the Fund's net
 assets plus any borrowing
 for investment purposes
 will be invested in such
 securities.
-----------------------------

..Foreign investment
 companies


-----------------------------
..Fixed income securities
 (up to 20%)
..Short-term investments
..Defensive instruments
..Options and futures
..Special situations
..Currency transactions
..Junk bond
-----------------------------
PRINCIPAL RISKS:
..Market volatility
..Securities selection
..Non-diversification
..Foreign exposure
..Currency volatility
..Small and mid market
 capitalization
NON-PRINCIPAL RISKS:
..Emerging markets
..Derivatives
..Hedging
-----------------------------

       More Information About the Funds
--------------------------------------------------------------------------------

GLOSSARY

      Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

      The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

ASSET ALLOCATION means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.


LARGE-CAP COMPANIES are those with market caps within the Morningstar, Inc. Large-Cap category, as described on page 3. Currently, this range is $7.8 billion or higher.



MID-CAP COMPANIES are those with markets caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.3 billion and 7.8 billion.



SMALL-CAP COMPANIES are those with market caps within the Morningstar, Inc. Small-Cap category, as described on page 3. Currently, this range is $1.3 billion or less.


FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.



A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

--------------------------------------------------------------------------------


RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

EMERGING MARKET: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

CURRENCY VOLATILITY: The value of a Fund's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies. As a result, a fund that invests in technology companies may be considerably more volatile than a fund that does not invest in technology companies.

         Fund Management
===================================



Adviser. AIG SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a Fund to a subadviser. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., SunAmerica Style Select Series, Inc., SunAmerica Senior Floating Rate Fund, Inc. SunAmerica managed, advised or administered assets in excess of $29.7 billion as of September 30, 2002.



For the fiscal year ended September 30, 2002, each Fund paid SunAmerica a fee equal to 0.75% of average daily net assets except the International Equity Funds which paid a fee equal to 1.00%, of average daily net assets.



For the fiscal year ended October 31, 2002, the SunAmerica Value Fund paid SunAmerica a fee equal to 1.00% of average daily net assets.



Prior to November 16, 2001, the International Equity Fund operated as the International Equity Portfolio of SunAmerica Style Select Series, Inc. For the fiscal year ended October 31, 2001, the Fund paid its adviser 1.25% of average daily net assets.



The Domestic Equity Investment Team is responsible for the portfolio management of each of the Funds except the International Equity Fund and SunAmerica Value Fund. Also, the Fixed Income Investment Team is responsible for the portfolio management of a portion of the Balanced Assets Fund and assists the portfolio management of each Fund. Together, the teams consist of sixteen portfolio managers, research analysts and traders.


SunAmerica's investment discipline is based on fundamental research of earnings, revenues and market opportunities. Investment decisions are based upon a company's underlying fundamentals and strategic position, in light of industry and market outlook. SunAmerica makes buy and sell decisions consistent with the investment goals and strategies of each fund.


The International Equity Fund is subadvised by AIG Global Investment Corp. ("AIGGIC"), located at 175 Water Street, New York, NY 10038, is responsible for investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. AIGGIC was organized as a New Jersey corporation in 1983 as R.J. Hoffman & Co., Inc., and subsequently changed to its current name in 1995. AIGGIC is a wholly owned subsidiary of AIG Global Investment Group, Inc. ("AIGGIG"), which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2002, AIGGIC and its affiliated asset managers had $306.9 billion in assets under management. SunAmerica and not the Fund compensates AIGGIC for its services (when the Prospectus refers to the "Adviser," it means SunAmerica, AIGGIC or American Century as applicable).



Hans Danielsson is the portfolio manager for SunAmerica International Equity Fund and is Chief Investment Officer--Global Equities of AIGGIC. Mr. Danielsson is Senior Managing Director of AIGGIC and is responsible for directing all Global Equities activities worldwide. Mr. Danielsson joined AIGGIC in early 1998 after five years with SE Banken Fonder, as CIO of International Equities. He has over twenty years experience in the industry including five years with J.P. Morgan in London. Mr. Danielsson earned a BA from Uppsala University in Sweden in 1976 and an MBA from INSEAD, France, in 1982.



The SunAmerica Value Fund is subadvised by American Century Investment Management, Inc. ("American Century"), located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, is responsible for investment decisions for the Fund. As of November 24, 2002 American Century had approximately 74.8 billion in total assets under management. SunAmerica and not the Fund compensates American Century for its services (when the Prospectus refers to the "Adviser," it means SunAmerica, American Century or AIGGIC as applicable).



Phil Davidson and Scott Moore are the portfolio managers for the SunAmerica Value Fund. Mr. Davidson has been a Vice President and Portfolio Manager with American Century since 1993. Mr. Moore has been a member of the team that manages the Fund since October 1996 and Portfolio Manager since February 1999. He joined American Century in August 1993 as an Investment Analyst.



Distributor. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class II 12b-1 plans.


The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips

--------------------------------------------------------------------------------

taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


Administrator. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares.



For Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class X and Class Z shares. SunAmerica, the Distributor and the Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

       Financial Highlights
==================================


The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information, except for the International Equity Fund and the SunAmerica Value Fund, for the fiscal years ended September 30, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request. The information for the International Equity Fund for the fiscal year ended September 30, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The financial highlights for prior fiscal periods have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The information for the SunAmerica Value Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.


BLUE CHIP GROWTH FUND


                                   Net gain
                           Net    on invest-    Total    Dividends Distri-
              Net Asset  invest-  ments (both    from    from net  butions         Net Asset           Net Assets
               Value,     ment     realized    invest-    invest-   from    Total   Value,               end of
   Period     beginning  income       and        ment      ment    capital distri-  end of     Total     period
   Ended      of period (loss)(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
   ------     --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                                    Class A
                                                                                    -------
9/30/98......  $20.22    $(0.04)    $  0.91    $  0.87     $ --    $(2.48) $(2.48)  $18.61      5.09%   $ 72,536
9/30/99......   18.61     (0.05)       6.53       6.48       --     (1.47)  (1.47)   23.62     36.29     103,841
9/30/00......   23.62     (0.14)       8.00       7.86       --     (2.46)  (2.46)   29.02     34.66     152,788
9/30/01......   29.02     (0.03)     (11.13)    (11.16)      --     (3.51)  (3.51)   14.35    (42.23)     82,523
9/30/02......   14.35     (0.07)      (3.13)     (3.20)      --        --      --    11.15    (22.30)     59,812
                                                                                    Class B
                                                                                    -------
9/30/98......  $19.61    $(0.16)    $  0.87    $  0.71     $ --    $(2.48) $(2.48)  $17.84      4.36%   $ 36,106
9/30/99......   17.84     (0.19)       6.25       6.06       --     (1.47)  (1.47)   22.43     35.45      49,015
9/30/00......   22.43     (0.31)       7.58       7.27       --     (2.46)  (2.46)   27.24     33.80      67,586
9/30/01......   27.24     (0.16)     (10.35)    (10.51)      --     (3.51)  (3.51)   13.22    (42.66)     34,649
9/30/02......   13.22     (0.16)      (2.86)     (3.02)      --        --      --    10.20    (22.84)     31,203
                                                                                    Class II
                                                                                    --------
2/02/99-
 9/30/99(3)..  $21.79    $(0.13)    $  0.77    $  0.64     $ --    $   --  $   --   $22.43      2.94%   $    785
9/30/00......   22.43     (0.31)       7.53       7.22       --     (2.46)  (2.46)   27.19     33.57       8,939
9/30/01......   27.19     (0.15)     (10.32)    (10.47)      --     (3.51)  (3.51)   13.21    (42.58)      6,127
9/30/02......   13.21     (0.16)      (2.87)     (3.03)      --        --      --    10.18    (22.94)      7,687
                                                                                    Class I
                                                                                    -------
11/16/01-
 9/30/02/(3)/  $16.30    $(0.04)    $ (5.10)   $ (5.14)    $ --    $   --  $   --   $11.16    (31.53)%  $ 15,612


                                  Ratio of net
                                   investment
                 Ratio of            income
                 expenses            (loss)
   Period       to average         to average        Portfolio
   Ended      net assets/(6)/    net assets/(6)/     turnover
   ------     --------------     --------------      ---------


9/30/98......      1.52%             (0.20)%             90%
9/30/99......      1.49              (0.22)              71
9/30/00......      1.43              (0.49)              75
9/30/01......      1.45              (0.15)             136
9/30/02......      1.47              (0.47)             107


9/30/98......      2.17%             (0.86)%             90%
9/30/99......      2.15              (0.89)              71
9/30/00......      2.09              (1.16)              75
9/30/01......      2.19              (0.89)             136
9/30/02......      2.18              (1.18)             107


2/02/99-
 9/30/99(3)..      2.17%(4)(5)       (0.95)%(4)(5)       71%
9/30/00......      2.17(5)           (1.17)(5)           75
9/30/01......      2.11/(5)/         (0.81)/(5)/        136
9/30/02......      2.23              (1.25)             107


11/16/01-
 9/30/02/(3)/      1.33%/(4)(5)/     (0.32)%/(4)(5)/    107%

--------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                               9/30/99/(4)/ 9/30/00 9/30/01  9/30/02
                               -----------  ------- ------- -------
Blue Chip Growth Class II/(6)/    8.74%      0.17%   0.03%     --
Blue Chip Growth Class I/(6)/.      --         --      --    0.08%/(4)/


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01%.

--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND


                                   Net gain
                                   (loss) on
                           Net    investments   Total    Dividends Distri-
              Net Asset  invest-     (both       from    from net  butions         Net Asset           Net Assets
               Value,     ment     realized    invest-    invest-   from    Total   Value,               end of
Period        beginning  income       and        ment      ment    capital distri-  end of     Total     period
Ended         of period (loss)(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------        --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                                    Class A
                                                                                    -------
9/30/98......  $20.66    $(0.13)    $ (0.78)   $ (0.91)     $--    $(3.53) $(3.53)  $16.22     (4.20)%  $ 38,437
9/30/99......   16.22     (0.19)       8.26       8.07       --     (1.17)  (1.17)   23.12     52.42      57,880
9/30/00......   23.12     (0.17)      21.77      21.60       --     (3.93)  (3.93)   40.79    102.04     206,531
9/30/01......   40.79     (0.14)     (22.33)    (22.47)      --     (2.90)  (2.90)   15.42    (58.23)     89,935
9/30/02......   15.42     (0.17)      (5.26)     (5.43)      --        --      --     9.99    (35.21)     50,018
                                                                                    Class B
                                                                                    -------
9/30/98......  $20.06    $(0.25)    $ (0.76)   $ (1.01)     $--    $(3.53) $(3.53)  $15.52     (4.93)%  $ 10,027
9/30/99......   15.52     (0.32)       7.85       7.53       --     (1.17)  (1.17)   21.88     51.24      16,529
9/30/00......   21.88     (0.37)      20.42      20.05       --     (3.93)  (3.93)   38.00    100.58     108,083
9/30/01......   38.00     (0.28)     (20.66)    (20.94)      --     (2.90)  (2.90)   14.16    (58.50)     54,902
9/30/02......   14.16     (0.26)      (4.79)     (5.05)      --        --      --     9.11    (35.66)     33,221
                                                                                    Class II
                                                                                    --------
2/02/99-
 9/30/99(3)..  $19.86    $(0.21)    $  2.23    $  2.02      $--    $   --  $   --   $21.88     10.17%   $  1,089
9/30/00......   21.88     (0.33)      20.35      20.02       --     (3.93)  (3.93)   37.97    100.44      65,322
9/30/01......   37.97     (0.28)     (20.64)    (20.92)      --     (2.90)  (2.90)   14.15    (58.50)     31,594
9/30/02......   14.15     (0.26)      (4.79)     (5.05)      --        --      --     9.10    (35.69)     17,484
                                                                                    Class I
                                                                                    -------
11/16/01-
 9/30/02/(3)/  $18.09    $(0.14)    $ (7.95)   $ (8.09)     $--    $   --  $   --   $10.00    (44.72)%  $  3,054
                                                                                    Class X
                                                                                    -------
3/19/02-
 9/30/02/(3)/  $18.19    $(0.08)    $ (8.10)   $ (8.18)     $--    $   --  $   --   $10.01    (44.97)%  $  2,492



                                  Ratio of net
                                   investment
                 Ratio of            income
                 expenses            (loss)
Period          to average         to average        Portfolio
Ended         net assets/(6)/    net assets/(6)/     turnover
------        --------------     --------------      ---------


9/30/98......      1.62%             (0.75)%            377%
9/30/99......      1.57              (0.93)             220
9/30/00......      1.43              (0.49)             139
9/30/01......      1.49              (0.57)             207
9/30/02......      1.49              (1.11)             344


9/30/98......      2.33%             (1.45)%            377%
9/30/99......      2.32              (1.67)             220
9/30/00......      2.10              (1.11)             139
9/30/01......      2.17              (1.25)             207
9/30/02......      2.18              (1.80)             344


2/02/99-
 9/30/99(3)..      2.35%(4)(5)       (1.74)%(4)(5)      220%
9/30/00......      2.09(5)           (0.99)(5)          139
9/30/01......      2.16              (1.24)             207
9/30/02......      2.21              (1.82)             344


11/16/01-
 9/30/02/(3)/      1.33%/(4)(5)/     (0.95)%/(4)(5)/    344%


3/19/02-
 9/30/02/(3)/      1.20%/(4)(5)/     (0.83)%/(4)(5)/    344%

--------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                   9/30/99/(4)/ 9/30/00 9/30/01  9/30/02
                                   -----------  ------- ------- -------
Growth Opportunities Class II/(6)/    9.94       0.01%    --       --
Growth Opportunities Class I/(6)/.      --         --     --     0.18%/(4)/
Growth Opportunities Class X/(6)/.      --         --     --     0.38%/(4)/


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.

       Financial Highlights
==================================


NEW CENTURY FUND


                                   Net gain
                                   (loss) on
                           Net    investments   Total    Dividends Distri-
              Net Asset  invest-     (both       from    from net  butions         Net Asset           Net Assets
               Value,     ment     realized    invest-    invest-   from    Total   Value,               end of
Period        beginning  income       and        ment      ment    capital distri-  end of     Total     period
Ended         of period (loss)(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------        --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                                   Class A
                                                                                   -------
9/30/98......  $28.27    $(0.18)    $ (6.59)   $ (6.77)    $ --    $(2.40) $(2.40)  $19.10    (25.00)%  $105,243
9/30/99......   19.10     (0.21)       9.89       9.68       --     (1.40)  (1.40)   27.38     53.00     148,376
9/30/00......   27.38     (0.31)      19.04      18.73       --     (4.97)  (4.97)   41.14     72.74     253,359
9/30/01......   41.14     (0.05)     (19.00)    (19.05)      --     (8.88)  (8.88)   13.21    (54.88)    101,691
9/30/02......   13.21     (0.13)      (1.86)     (1.99)      --        --      --    11.22    (15.06)     74,710
                                                                                   Class B
                                                                                   -------
9/30/98......  $27.43    $(0.33)    $ (6.36)   $ (6.69)    $ --    $(2.40) $(2.40)  $18.34    (25.52)%  $ 61,398
9/30/99......   18.34     (0.35)       9.48       9.13       --     (1.40)  (1.40)   26.07     52.15      77,331
9/30/00......   26.07     (0.53)      18.04      17.51       --     (4.97)  (4.97)   38.61     71.59     122,004
9/30/01......   38.61     (0.17)     (17.57)    (17.74)      --     (8.88)  (8.88)   11.99    (55.15)     39,577
9/30/02......   11.99     (0.20)      (1.68)     (1.88)      --        --      --    10.11    (15.68)     23,271
                                                                                  Class II
                                                                                  --------
2/02/98-
 9/30/98(3)..  $21.11    $(0.19)    $ (2.58)   $ (2.77)    $ --    $   --  $   --   $18.34    (13.12)%  $    168
9/30/99......   18.34     (0.40)       9.51       9.11       --     (1.40)  (1.40)   26.05     52.04       2,599
9/30/00......   26.05     (0.54)      18.01      17.47       --     (4.97)  (4.97)   38.55     71.48      10,848
9/30/01......   38.55     (0.17)     (17.54)    (17.71)      --     (8.88)  (8.88)   11.96    (55.16)      4,508
9/30/02......   11.96     (0.20)      (1.67)     (1.87)      --        --      --    10.09    (15.64)      2,447
                                                                                   Class I
                                                                                   -------
11/21/01-
 9/30/02/(3)/  $14.67    $(0.10)    $ (3.32)   $ (3.42)    $ --    $   --  $   --   $11.25    (23.31)%  $  3,378
                                                                                   Class Z
                                                                                   -------
9/30/98......  $28.45    $(0.07)    $ (6.65)   $ (6.72)    $ --    $(2.40) $(2.40)  $19.33    (24.64)%  $    565
9/30/99......   19.33     (0.07)      10.04       9.97       --     (1.40)  (1.40)   27.90     53.91       1,050
9/30/00......   27.90     (0.09)      19.42      19.33       --     (4.97)  (4.97)   42.26     73.63       3,360
9/30/01......   42.26      0.07      (19.65)    (19.58)      --     (8.88)  (8.88)   13.80    (54.62)      1,442
9/30/02......   13.80     (0.05)      (1.96)     (2.01)      --        --      --    11.79    (14.57)      1,214



                                Ratio of net
                                 investment
                Ratio of           income
                expenses           (loss)
Period         to average        to average       Portfolio
Ended          net assets        net assets       turnover
------        ----------       ------------       ---------


9/30/98......    1.50%            (0.79)%            292%
9/30/99......    1.48             (0.82)             177
9/30/00......    1.42             (0.80)             227
9/30/01......    1.46             (0.23)             282
9/30/02......    1.50             (0.92)            1.99


9/30/98......    2.14%            (1.44)%            292%
9/30/99......    2.12             (1.46)             177
9/30/00......    2.07             (1.46)             227
9/30/01......    2.11             (0.88)             282
9/30/02......    2.18             (1.60)             199


2/02/98-
 9/30/98(3)..    2.15%(4)(5)      (1.35)%(4)(5)      292%
9/30/99......    2.15(5)          (1.60)(5)          177
9/30/00......    2.14(5)          (1.47)(5)          227
9/30/01......    2.13/(5)/        (0.90)(5)          282
9/30/02......    2.14/(5)/        (1.56)/(5)/        199


11/21/01-
 9/30/02/(3)/    1.32%/(4)(5)/    (0.81)%/(4)(5)/    199%


9/30/98......    1.01%(5)         (0.30)%(5)         292%
9/30/99......    0.93(5)          (0.28)(5)          177
9/30/00......    0.91(5)          (0.24)(5)          227
9/30/01......    0.92/(5)/         0.30/(5)/         282
9/30/02......    0.91/(5)/        (0.34)/(5)/        199

------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                       9/30/98    9/30/99 9/30/00 9/30/01  9/30/02
                     -------      ------- ------- ------- -------
New Century Class II  13.58%/(4)/  2.48%   0.05%   0.06%   0.27%
New Century Class I.     --          --      --      --    0.32%/(4)/
New Century Class Z.   1.85%       4.95%   0.87%   0.30%   1.93%

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND


                                   Net gain
                                   (loss) on
                         Net      investments   Total    Dividends Distri-
            Net Asset  invest-       (both       from    from net  butions         Net Asset             Net Assets
             Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period      beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended       of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------      --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                   Class A
                                                                                   --------
9/30/98....  $13.45     $ 0.02      $ 0.68      $ 0.70     $ --    $(1.35) $(1.35)  $12.80       5.53%    $ 57,129
9/30/99....   12.80      (0.02)       3.92        3.90       --     (0.47)  (0.47)   16.23      30.99       86,524
9/30/00....   16.23      (0.08)       4.51        4.43       --     (0.66)  (0.66)   20.00      27.64      127,168
9/30/01....   20.00      (0.03)      (7.43)      (7.46)      --     (1.43)  (1.43)   11.11     (39.45)      75,795
9/30/02....   11.11         --       (2.24)      (2.24)      --        --      --     8.87     (20.16)      71,482
                                                                                   Class B
                                                                                   --------
9/30/98....  $13.36     $(0.07)     $ 0 68      $ 0.61     $ --    $(1.35) $(1.35)  $12.62       4.84%    $ 79,004
9/30/99....   12.62      (0.12)       3.87        3.75       --     (0.47)  (0.47)   15.90      30.23      121,709
9/30/00....   15.90      (0.20)       4.40        4.20       --     (0.66)  (0.66)   19.44      26.74      176,395
9/31/01....   19.44      (0.12)      (7.19)      (7.31)      --     (1.43)  (1.43)   10.70     (39.85)      99,012
9/30/02....   10.70      (0.07)      (2.14)      (2.21)      --        --      --     8.49     (20.65)      81,886
                                                                                   Class II
                                                                                   ---------
2/02/98-
 9/30/98(3)  $12.78     $(0.04)     $(0.13)     $(0.17)    $ --    $   --  $   --   $12.61      (1.33)%   $    963
9/30/99....   12.61      (0.12)       3.87        3.75       --     (0.47)  (0.47)   15.89      30.25       11,135
9/30/00....   15.89      (0.20)       4.39        4.19       --     (0.66)  (0.66)   19.42      26.78       39,986
9/30/01....   19.42      (0.13)      (7.18)      (7.31)      --     (1.43)  (1.43)   10.68     (39.89)      28,283
9/30/02....   10.68      (0.07)      (2.13)      (2.20)      --        --      --     8.48     (20.60)      60,174
                                                                                   Class I
                                                                                   --------
11/16/01-
 9/30/02(3)  $12.29     $ 0.02      $(3.43)     $(3.41)    $ --    $   --  $   --   $ 8.88     (27.75)%   $  9,877
                                                                                   Class Z
                                                                                   --------
4/15/98(3)-
 9/30/98...  $14.35     $ 0.04      $(1.55)     $(1.51)    $ --    $   --  $   --   $12.84     (10.52)%   $     93
9/30/99....   12.84       0.07        3.93        4.00       --     (0.47)  (0.47)   16.37      31.69          218
9/30/00....   16.37       0.01        4.55        4.56       --     (0.66)  (0.66)   20.27      28.29          607
9/30/01....   20.27       0.05       (7.55)      (7.50)      --     (1.43)  (1.43)   11.34     (39.10)         309
9/30/02....   11.34       0.07       (2.29)      (2.22)      --        --      --     9.12     (19.58)         306


                                Ratio of net
                                 investment
                                   income
               Ratio of            (loss)
               expenses          to average
Period        to average            net           Portfolio
Ended       net assets/(6)/     assets/(6)/       turnover
------      --------------     ------------       ---------


9/30/98....      1.50%             0.12%             150%
9/30/99....      1.48             (0.13)              63
9/30/00....      1.44             (0.43)              61
9/30/01....      1.45             (0.21)             126
9/30/02....      1.50             (0.01)             118


9/30/98....      2.13%            (0.52)%            150%
9/30/99....      2.11             (0.76)              63
9/30/00....      2.07             (1.07)              61
9/31/01....      2.09             (0.85)             126
9/30/02....      2.13             (0.66)             118


2/02/98-
 9/30/98(3)      2.15%/(4)(5)/    (0.57)%/(4)(5)/    150%
9/30/99....      2.15/(5)/        (0.80)/(5)/         63
9/30/00....      2.10/(5)/        (1.10)/(5)/         61
9/30/01....      2.13             (0.88)             126
9/30/02....      2.17/(5)/        (0.68)/(5)/        118


11/16/01-
 9/30/02(3)      1.32%/(4)(5)/     0.21%/(4)(5)/     118%


4/15/98(3)-
 9/30/98...      0.93%/(4)(5)/     0.57%/(4)(5)/     150%
9/30/99....      0.93/(5)/         0.43/(5)/          63
9/30/00....      0.93/(5)/         0.07/(5)/          61
9/30/01....      0.90/(5)/         0.34/(5)/         126
9/30/02....      0.93/(5)/         0.59/(5)/         118

--------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                                9/30/98/(4)/ 9/30/99 9/30/00 9/30/01  9/30/02
                                -----------  ------- ------- ------- -------
Growth and Income Class II/(6)/     6.99%      0.44%  0.01%     --      --
Growth and Income Class I/(6)/.       --         --     --      --    0.12%/(4)/
Growth and Income Class Z/(6)/.    28.17%     21.57%  9.23%   2.44%   8.23%


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.02%.

       Financial Highlights
==================================

BALANCED ASSETS FUND


                                          Net
                                      gain (loss)
                                      on invest-    Total    Dividends Distri-
                  Net Asset    Net    ments (both    from    from net  butions         Net Asset           Net Assets
                   Value,    invest-   realized    invest-    invest-   from    Total   Value,               end of
Period            beginning   ment        and        ment      ment    capital distri-  end of     Total     period
Ended             of period income(1) unrealized) operations  income    gains  butions  period   Return(2)  (000's)
------            --------- --------- ----------- ---------- --------- ------- ------- --------- --------- ----------
                                                                                       Class A
                                                                                       -------
9/30/98..........  $18.49     $0.29     $ 1.29      $ 1.58    $(0.30)  $(1.74) $(2.04)  $18.03      9.32%   $189,668
9/30/99..........   18.03      0.25       3.57        3.82     (0.26)   (1.47)  (1.73)   20.12     22.11     256,467
9/30/00..........   20.12      0.21       2.83        3.04     (0.22)   (1.98)  (2.20)   20.96     15.69     319,598
9/30/01..........   20.96      0.22      (5.73)      (5.51)    (0.21)   (2.00)  (2.21)   13.24    (28.35)    229,609
9/30/02/(7)/.....   13.24      0.19      (1.45)      (1.26)    (0.19)      --   (0.19)   11.79     (9.65)    183,652
                                                                                       Class B
                                                                                       -------
9/30/98..........  $18.48     $0.18     $ 1.28      $ 1.46    $(0.19)  $(1.74) $(1.93)  $18.01      8.62%   $165,926
9/30/99..........   18.01      0.13       3.57        3.70     (0.15)   (1.47)  (1.62)   20.09     21.38     177,577
9/30/00..........   20.09      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.92     14.98     174,936
9/30/01..........   20.92      0.11      (5.70)      (5.59)    (0.13)   (2.00)  (2.13)   13.20    (28.80)     95,473
9/30/02/(7)/.....   13.20      0.10      (1.45)      (1.35     (0.11)      --   (0.11)   11.74    (10.29)     64,452
                                                                                       Class II
                                                                                       --------
2/02/99-
 9/30/99(3)......  $20.00     $0.08     $ 0.11      $ 0.19    $(0.08)  $   --  $(0.08)  $20.11      0.95%   $  8,851
9/30/00..........   20.11      0.08       2.82        2.90     (0.09)   (1.98)  (2.07)   20.94     14.95      29,506
9/30/01..........   20.94      0.12      (5.72)      (5.60)    (0.13)   (2.00)  (2.13)   13.21    (28.83)     24,450
9/30/02/(7)/.....   13.21      0.09      (1.43)      (1.34)    (0.11)      --   (0.11)   11.76    (10.21)     31,894
                                                                                       Class I
                                                                                       -------
11/16/01-
 9/30/02/(3)(7)#/  $14.29     $0.19     $(2.48)     $(2.29)   $(0.21)  $   --  $(0.21)  $11.79    (16.18)%  $  4,457


                                     Ratio of net
                                      investment
                                        income
                     Ratio of           (loss)
                     expenses         to average
Period              to average           net           Portfolio
Ended             net assets/(6)/    assets/(6)/       turnover
------            --------------     ------------      ---------


9/30/98..........      1.46%             1.59%             80%
9/30/99..........      1.45              1.26             123
9/30/00..........      1.44              1.01             259
9/30/01..........      1.44              1.32             362
9/30/02/(7)/.....      1.47              1.39             485


9/30/98..........      2.08%             0.97%             80%
9/30/99..........      2.06              0.64             123
9/30/00..........      2.06              0.40             259
9/30/01..........      2.08              0.68             362
9/30/02/(7)/.....      2.12              0.73             485


2/02/99-
 9/30/99(3)......      2.05%(4)(5)       0.71%(4)(5)      123%
9/30/00..........      2.05(5)           0.38(5)          259
9/30/01..........      2.05(5)           0.71(5)          362
9/30/02/(7)/.....      2.13              0.72             485


11/16/01-
 9/30/02/(3)(7)#/      1.33%/(4)(5)/     1.52%/(4)(5)/    485%

--------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):


                              9/30/99/(4)/ 9/30/00 9/30/01 9/30/02
                              -----------  ------- ------- -------
Balanced Assets Class II/(6)/    1.41%      0.07%   0.06%     --
Balanced Assets Class I/(6)/.      --         --      --    0.19%/(4)/


(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.


(7) As disclosed in the Notes to the Financial Statements, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began accreting discount and amortizing premium on debt securities. The per share affect of this change for the period ended September 30, 2002 on investment income and realized and unrealized gain and losses was approximately $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.05% for all classes of shares. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in accounting policy.

--------------------------------------------------------------------------------


SUNAMERICA VALUE FUND



                                         Net
                                     gain (loss)
                            Net      on invest-    Total    Dividends Distri-
               Net Asset  invest-    ments (both    from    from net  butions         Net Asset             Net Assets
                Value,      ment      realized    invest-    invest-   from    Total   Value,                 end of
Period         beginning   income        and        ment      ment    capital distri-  end of     Total       period
Ended          of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------         --------- ----------  ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                          Class A
                                                                          -------
10/31/98......  $16.09     $   --      $(0.51)     $(0.51)   $   --   $(0.59) $(0.59)  $14.99      (3.32)%   $ 71,116
10/31/99......   14.99       0.07        1.76        1.83        --       --      --    16.82      12.21       58,581
10/31/00......   16.82       0.04        1.68        1.72        --    (0.77)  (0.77)   17.77      10.73       52,062
10/31/01......   17.77       0.11       (0.83)      (0.72)       --    (1.95)  (1.95)   15.10      (4.42)      51,150
10/31/02......   15.10       0.18        0.07        0.25     (0.09)   (0.63)  (0.72)   14.63       1.44       50,975
                                                                          Class B
                                                                          -------
10/31/98......  $16.00     $(0.10)     $(0.50)     $(0.60)   $   --   $(0.59) $(0.59)  $14.81      (3.92)%   $111,030
10/31/99......   14.81      (0.03)       1.73        1.70        --       --      --    16.51      11.48       95,112
10/31/00......   16.51       0.06        1.51        1.57        --    (0.77)  (0.77)   17.31      10.00       79,261
10/31/01......   17.31         --       (0.80)      (0.80)       --    (1.95)  (1.95)   14.56      (5.06)      77,667
10/31/02......   14.56       0.07        0.07        0.14     (0.01)   (0.63)  (0.64)   14.06       0.74       78,584
                                                                         Class II
                                                                         --------
10/31/98......  $16.00     $(0.11)     $(0.49)     $(0.60)   $   --   $(0.59) $(0.59)  $14.81      (3.92)%   $ 15,260
10/31/99......   14.81      (0.03)       1.73        1.70        --       --      --    16.51      11.48       12,976
10/31/00......   16.51       0.07        1.49        1.56        --    (0.77)  (0.77)   17.30       9.93       14,652
10/31/01......   17.30         --       (0.79)      (0.79)       --    (1.95)  (1.95)   14.56      (5.01)      17,805
10/31/02......   14.56       0.07        0.07        0.14     (0.01)   (0.63)  (0.64)   14.06       0.74       18,504
                                                                          Class I
                                                                          -------
11/16/01/(6)/-
 10/31/02.....  $15.93     $ 0.19      $(0.77)     $(0.58)   $(0.09)  $(0.63) $(0.72)  $14.63      (3.83)%   $  4,726
                                                                          Class Z
                                                                          -------
4/03/98-
 10/31/98.....  $17.62     $ 0.05      $(2.63)     $(2.58)   $   --   $   --  $   --   $15.04     (14.64)%   $    101
10/31/99......   15.04       0.17        1.76        1.93        --       --      --    16.97      12.83           74
10/31/00......   16.97       0.13        1.69        1.82        --    (0.77)  (0.77)   18.02      11.25          353
10/31/01......   18.02       0.21       (0.85)      (0.64)       --    (1.95)  (1.95)   15.43      (3.86)         487
10/31/02......   15.43       0.27        0.06        0.33     (0.16)   (0.63)  (0.79)   14.97       1.98          360



                                      Ratio of net
                                       investment
                   Ratio of              income
                   expenses              (loss)
Period            to average           to average        Portfolio
Ended             net assets           net assets        turnover
------         ----------          ------------          ---------


10/31/98......    1.78%/(4)(5)/       (0.01)%/(4)(5)/        69%
10/31/99......    1.77/(4)(5)/         0.43/(4)(5)/         118
10/31/00......    1.78/(4)(5)/         0.25/(4)(5)/          95
10/31/01......    1.78/(4)(5)/         0.68/(4)(5)/         146
10/31/02......    1.78/(4)/            1.15/(4)/            188


10/31/98......    2.43%/(4)(5)/       (0.66)%/(4)(5)/        69%
10/31/99......    2.40/(4)(5)/        (0.19)/(4)(5)/        118
10/31/00......    2.43/(4)(5)/         0.39/(4)(5)/          95
10/31/01......    2.43/(4)(5)/         0.03/(4)(5)/         146
10/31/02......    2.43/(4)(7)/         0.49/(4)(7)/         188


10/31/98......    2.43%/(4)(5)/       (0.66)%/(4)(5)/        69%
10/31/99......   (0.21)/(4)(5)/        0.21/(4)(5)/         118
10/31/00......    2.43/(4)(5)/         0.40/(4)(5)/          95
10/31/01......    2.43/(4)(5)/         0.02/(4)(5)/         146
10/31/02......    2.43/(4)/            0.49/(4)/            188


11/16/01/(6)/-
 10/31/02.....    1.68%/(3)(4)/        1.26%/(3)(4)/        188%


4/03/98-
 10/31/98.....    1.21%/(3)(4)(5)/    (0.62)%/(3)(4)(5)/     69%
10/31/99......    1.21/(4)(5)/         0.98/(4)(5)/         118
10/31/00......    1.21/(4)(5)/         0.72/(4)(5)/          95
10/31/01......    1.21/(4)(5)/         1.26/(4)(5)/         146
10/31/02......    1.21/(4)/            1.69/(4)/            188

--------

(1) Calculated based upon average shares outstanding


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.


(3) Annualized


(4) Net of the following expense reimbursements (based on average net assets):



                          10/31/98 10/31/99 10/31/00 10/31/01 10/31/02
                          -------- -------- -------- -------- --------
SunAmerica Value Class A.   0.17%    0.04%    0.09%      --     0.01%
SunAmerica Value Class B.   0.19%    0.02%    0.07%      --       --
SunAmerica Value Class II   0.21%    0.13%    0.11%    0.05%    0.03%
SunAmerica Value Class I.     --       --       --       --     0.19%
SunAmerica Value Class Z.  28.83%   23.27%   10.14%    6.55%    5.52%


(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% on waiver/reimbursements if applicable.


(6) Inception of class.


(7) The ratios reflect an expense cap of 2.43% for Class B, which includes advisory fee recoupment which increased the net expense ratio and decreased the net investment income ratio by 0.02%.

       Financial Highlights
==================================


INTERNATIONAL EQUITY FUND


                                        Net gain
                                        (loss) on
                                       investments            Dividends Distri-
                 Net Asset     Net        (both      Total    from net  butions         Net Asset             Net Assets
                  Value,     invest-    realized      from     invest-   from    Total   Value,                 end of
Period           beginning ment income     and     investment   ment    capital distri-  end of     Total       period
Ended            of period (loss)/(1)/ unrealized) operations  income    gains  butions  period   Return/(2)/  (000's)
------           --------- ----------- ----------- ---------- --------- ------- ------- --------- ----------  ----------
                                                                                             Class A
                                                                                            --------
11/19/96-
 10/31/97.......  $12.50     $ 0.01      $(0.05)     $(0.04)    $ --    $   --  $   --   $12.46      (0.32)%   $24,365
10/31/98........   12.46      (0.01)      (0.01)      (0.02)      --     (0.22)  (0.22)   12.22      (0.09)     28,418
10/31/99........   12.22      (0.03)       2.12        2.09       --     (0.05)  (0.05)   14.26      17.15      29,324
10/31/00........   14.26      (0.11)       0.29        0.18       --        --      --    14.44       1.26      49,085
10/31/01........   14.44      (0.05)      (4.40)      (4.45)      --     (1.11)  (1.11)    8.88     (33.17)     24,408
 9/30/02/(8)/...    8.88         --       (1.88)      (1.88)      --        --      --     7.00     (21.17)     30,896
                                                                                             Class B
                                                                                            --------
11/19/96-
 10/31/97.......  $12.50     $(0.09)     $(0.03)     $(0.12)    $ --    $   --  $   --   $12.38      (0.96)%   $42,656
10/31/98........   12.38      (0.09)         --       (0.09)      --     (0.22)  (0.22)   12.07      (0.67)     47,817
10/31/99........   12.07      (0.12)       2.08        1.96       --     (0.05)  (0.05)   13.98      16.29      47,342
10/31/00........   13.98      (0.22)       0.31        0.09       --        --      --    14.07       0.64      48,901
10/31/01........   14.07      (0.13)      (4.26)      (4.39)      --     (1.11)  (1.11)    8.57     (33.64)     26,747
 9/30/02/(8)/...    8.57      (0.06)      (1.78)      (1.84)      --        --      --     6.73     (21.47)     25,509
                                                                                            Class II
                                                                                            --------
 3/06/97-
 10/31/97.......  $12.60     $(0.07)     $(0.15)     $(0.22)    $ --    $   --  $   --   $12.38      (1.75)%   $ 4,459
10/31/98........   12.38      (0.09)         --       (0.09)      --     (0.22)  (0.22)   12.07      (0.67)      7,982
10/31/99........   12.07      (0.13)       2.10        1.97       --     (0.05)  (0.05)   13.99      16.37      11,709
10/31/00........   13.99      (0.21)       0.30        0.09       --        --      --    14.08       0.64      20,367
10/31/01........   14.08      (0.12)      (4.28)      (4.40)      --     (1.11)  (1.11)    8.57     (33.69)     12,949
 9/30/02/(8)/...    8.57      (0.06)      (1.79)      (1.85)      --        --      --     6.72     (21.59)     15,067
                                                                                             Class I
                                                                                            --------
11/16/01-
 9/30/02/(6)(8)/  $ 9.09     $ 0.01      $(2.08)     $(2.07)    $ --    $   --  $   --   $ 7.02     (22.77)%   $15,802



                                            Ratio of
                                           investment
                     Ratio of                income
                     expenses                (loss)
Period              to average             to average          Portfolio
Ended            net assets(4)(7)       net assets(4)(7)       turnover
------           ----------------       ----------------       ---------


11/19/96-
 10/31/97.......       2.10%/(3)(4)/          0.07%/(3)(4)/        70%
10/31/98........       2.03/(4)/             (0.11)/(4)/          114
10/31/99........       2.03/(4)/             (0.23)/(4)/          102
10/31/00........       2.03/(4)(5)/          (0.72)/(4)(5)/        89
10/31/01........       2.03/(4)/             (0.42)/(4)/          272
 9/30/02/(8)/...       1.93/(3)(4)(5)/       (0.06)/(3)(4)(5)/    230


11/19/96-
 10/31/97.......       2.72%/(3)(4)/          0.69%/(3)(4)/        70%
10/31/98........       2.68/(4)/             (0.74)/(4)/          114
10/31/99........       2.68/(4)/             (0.92)/(4)/          102
10/31/00........       2.68/(4)(5)/          (1.37)/(4)(5)/        89
10/31/01........       2.68/(4)/             (1.14)/(4)/          272
 9/30/02/(8)/...       2.56/(3)(4)(5)/       (0.72)/(3)(4)(5)/    230


 3/06/97-
 10/31/97.......       2.70%/(3)(4)/         (0.75)%/(3)(4)/       70%
10/31/98........       2.68/(4)/             (0.71)/(4)/          114
10/31/99........       2.68/(4)/             (0.95)/(4)/          102
10/31/00........       2.68/(5)/             (1.30)/(5)/           89
10/31/01........       2.68/(4)/             (1.13)/(4)/          272
 9/30/02/(8)/...       2.55/(3)(4)(5)/       (0.72)/(3)(4)(5)/    230


11/16/01-
 9/30/02/(6)(8)/       1.80%/(3)(4)(5)/       0.16%/(3)(4)(5)/    230%

------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.

(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):


                          10/31/97/(3)/ 10/31/98 10/31/99 10/31/00 10/31/01 9/30/02/(3)/
                          ------------- -------- -------- -------- -------- ------------
International Equity
 Class A/(8)/............     0.37%       0.45%    0.25%    0.04%    0.03%     0.08%
International Equity
 Class B/(8)/............     0.45%       0.48%    0.24%    0.04%    0.06%     0.14%
International Equity
 Class II/(8)/...........     0.87%       0.55%    0.33%    0.10%    0.14%     0.13%
International Equity
 Class I/(8)/............       --          --       --       --       --      0.11%


(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.



(6) Commencement of sale of respective class of shares


(7) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have remained the same.


(8) The Fund changed its fiscal year end from October 31 to September 30

         For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

   ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the applicable period.

   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:


   AIG SunAmerica Fund Services, Inc.

   Mutual Fund Operations

   Harborside Financial Center


   3200 Plaza 5




   Jersey City, NJ 07311-4992


   1-800-858-8850

   www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: AIG SunAmerica Capital Services


INVESTMENT COMPANY ACT
File No. 811-4801

EXPLANATORY NOTE FOR STATEMENTS OF ADDITIONAL INFORMATION

Following are two statements of Additional Information ("SAI"). The first SAI relates to the registrant SunAmerica Style Select Series, Inc. The second SAI relates to the registrant SunAmerica Equity Funds.

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 28, 2003

Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850



       SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of fifteen different investment portfolios:

o Focused Large-Cap Growth Portfolio    o Focused 2000 Value Portfolio
o Focused 2000 Growth Portfolio         o Focused International Equity Portfolio
o Focused Multi-Cap Value Portfolio     o Focused Equity Strategy
o Focused Growth and Income Portfolio   o Focused Multi-Asset Strategy
o Focused Technology Portfolio          o Focused Balanced Strategy
o Focused Large-Cap Value Portfolio     o Focused Fixed Income and Equity
o Focused Multi-Cap Growth Portfolio      Strategy
o SunAmerica Value Fund                 o Focused Fixed Income Strategy


       Each Portfolio is managed by AIG SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). With the exception of the SunAmerica Value Fund, which is managed by one investment adviser, the assets of each Portfolio are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.


       This  statement  of  Additional  Information  relates  only to ten of the
Portfolios: Focused Large-Cap Growth Portfolio, Focused 2000 Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Growth Portfolio, SunAmerica Value Fund, Focused 2000 Value Portfolio, and Focused International Equity Portfolio. Each Portfolio has distinct investment objectives and strategies.

       This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated January 28, 2003, and the SunAmerica Equity Funds Prospectus dated January 28, 2003. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

THE FUND .....................................................................3

INVESTMENT OBJECTIVES AND POLICIES............................................3

INVESTMENT RESTRICTIONS......................................................31

DIRECTORS AND OFFICERS.......................................................34

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR.........43

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT..............................46

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................53

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES..........................56

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES........................67

EXCHANGE PRIVILEGE...........................................................67

DETERMINATION OF NET ASSET VALUE.............................................68

PERFORMANCE DATA.............................................................69

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................81

RETIREMENT PLANS.............................................................85

DESCRIPTION OF SHARES........................................................87

ADDITIONAL INFORMATION.......................................................88

FINANCIAL STATEMENTS.........................................................94

APPENDIX......................................................................1



         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

       The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of fifteen Portfolios; each offering different classes, including Class A, Class B, Class II, Class I, Class X and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.


       On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

       On April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board of Directors approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the "Focused Large-Cap Value Portfolio," the Small-Cap Value Portfolio to the "Focused 2000 Value Portfolio", the Multi-Cap Value Portfolio to the "SunAmerica Value Fund," the Small-Cap Growth Portfolio to the "Focused 2000 Growth Portfolio," the Multi-Cap Growth Portfolio to the "Focused Multi-Cap Growth Portfolio," the Focused Value Portfolio to the "Focused Multi-Cap Value Portfolio," the Focused International Portfolio to the "Focused International Equity Portfolio," and the Focused Growth Portfolio to the "Focused Large-Cap Growth Portfolio.

       On September 6, 2002, the Large-Cap Growth Portfolio and he Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered.


                       INVESTMENT OBJECTIVES AND POLICIES

       The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

       The Focused Technology Portfolio will invest, under normal market conditions, at least 80% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

       Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused Technology Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

       A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

       Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

       As described in the Prospectuses, each Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

       Companies with market capitalization of $1.6 billion to $9.1 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

       Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Fund is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

       Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

       Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges;

greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

       The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

       Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

FOREIGN INVESTMENT COMPANIES

       Each Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

       The Portfolios may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

       Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

       The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

       The Portfolios may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Focused Multi-Cap Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).

       The Portfolios may invest up to 20% of its total assets in debt securities which may include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

       The Focused Large-Cap Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

       "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

       Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

       As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

       Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call  provisions  that may be exercised at inopportune  times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f)
special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

       High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

       There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

       Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

       Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

       The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

       As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

       These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

       Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

       Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

       Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

       A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

       The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

       The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

       GNMA CERTIFICATES

       GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

       GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

       The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

       FHLMC CERTIFICATES

       The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

       GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

       FNMA CERTIFICATES

       FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

       Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

       The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

       Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

       COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

       Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

       Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

       Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

       Principal  prepayments on the underlying  mortgages may cause the CMOs to
be  retired   substantially  earlier  than  their  stated  maturities  or  final distribution dates.

       A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

       STRIPPED MORTGAGE-BACKED SECURITIES

       Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

       SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

       High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

       PAYMENT EXPECTATION

       High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

       LIQUIDITY AND VALUATION

       There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

       Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

       Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

       Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

       Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

       Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

       Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

       The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

       In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

       Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Management LLC ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

       Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

       Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

       Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

       A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

       Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

       A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

DIVERSIFICATION

       Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

       Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

       In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

       Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

       In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

       The Portfolios may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

       Primarily for hedging purposes, and from time to time for income enhancement, a Portfolio may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

       Forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. Each Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

       EURODOLLAR INSTRUMENTS

       If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

       A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (SunAmerica Value Fund only); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

       OPTIONS ON SECURITIES

       As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

       When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

       When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

       A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

       A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

       When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

       Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

       When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

       Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

       OPTIONS ON FOREIGN CURRENCIES

       The Portfolios may write, and each Portfolio may purchase, puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

       As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

       OPTIONS ON SECURITIES INDICES

       As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

       FUTURES

       Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

       Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized.

At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

       Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

       As noted above, the Portfolios may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

       Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

       OPTIONS ON FUTURES

       As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

       The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

       A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

       A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not utilize Forward Contracts on foreign currencies.

       A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

       A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

       The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price.
Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

       The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

       Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

       At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

       Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

       The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

       A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

       A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

       Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

       Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

       Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

       Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

       Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

       If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

       When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

       In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

       No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

       In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

       For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

       Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES


       The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

       Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale if, as a result, more than 25% of its net assets would be subject to such short sales.


HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

       Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

       Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

       The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

       Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

       Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

       Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

       The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

       Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

       A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

       To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

       When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING

       As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

       In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

       Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

       Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

       A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

       Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

       Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the

Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

       Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

       In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

       A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

       The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

       Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

       The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

       A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

       Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

       Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

       Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

       The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

       1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

       2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

       3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

       4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

       5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

       6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

       7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

       8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

       9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

       10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

       11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

       The Focused Technology Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS


       The following table lists the Directors and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Strategic Investment Series, Inc. and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

DISINTERESTED DIRECTORS

-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
                                                                                         Number of
                                                                                         Portfolios in
                                                                                         Fund
Name and Date of Birth     Position(s)                                                   Complex
                           Held with      Length of        Principal Occupation          Overseen by     Other Directorships
                           Fund           Time Served      during the last 5 years       Director(1)     Held by Director(2)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
S. James Coppersmith       Director       17 years         Retired; formerly, President  45              Board of Directors of BJ's
DOB: February 21, 1933                                     and General Manager,                          Wholesale Club; Board of
                                                           WCVB-TV, a division of the                    Directors of the Boston
                                                           Hearst Corp. (1982 to 1994);                  Stock Exchange
                                                           Director/Trustee of SAMF and
                                                           Anchor Series Trust ("AST").
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------

----------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios).

(2) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
                                                                                         Number of
                                                                                         Portfolios in
                                                                                         Fund
Name and Date of Birth     Position(s)                                                   Complex
                           Held with      Length of        Principal Occupation          Overseen by     Other Directorships
                           Fund           Time Served      during the last 5 years       Director(1)     Held by Director(2)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Dr. Judith L. Craven       Director       1 year           Retired Administrator.        75              Director, Compaq Computer
DOB: October 6, 1945                                       Director, VALIC Company I                     Corporation (1992 to
                                                           (November 1998 to present);                   present); Director, A.G.
                                                           Director, VALIC Company II,                   Belo Corporation (1992 to
                                                           (August 1998 to present);                     present); Director, Sysco
                                                           Director/Trustee of SAMF and                  Corporation (1996 to
                                                           SunAmerica 45 Senior                          present); Director, Luby's,
                                                           Floating Rate Fund, Inc.                      Inc. (1998 to present);
                                                           ("SASFR").                                    Director, University of
                                                                                                         Texas Board of Regents
                                                                                                         (May 2001 to present).
                                                                                                         Formerly, Director,
                                                                                                         CypressTree Senior Floating
                                                                                                         Rate Fund, Inc. (June 2000
                                                                                                         to May 2001); Formerly
                                                                                                         Director, USLIFE Income
                                                                                                         Fund, Inc. (November 1998
                                                                                                         to December 2001);
                                                                                                         Formerly, Director, Houston
                                                                                                         Branch of the Federal
                                                                                                         Reserve Bank of Dallas
                                                                                                         (1992-2000); Formerly,
                                                                                                         Board Member, Sisters of
                                                                                                         Charity of the Incarnate
                                                                                                         Word (1996-1999); Formerly,
                                                                                                         President, United Way of
                                                                                                         the Texas Gulf Coast
                                                                                                         (1992-1998);
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------

-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
                                                                                         Number of
                                                                                         Portfolios in
                                                                                         Fund
Name and Date of Birth     Position(s)                                                   Complex
                           Held with      Length of        Principal Occupation          Overseen by     Other Directorships
                           Fund           Time Served      during the last 5 years       Director(1)     Held by Director(2)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
William F. Devin           Director       1 year           Director/Trustee of SAMF;     72              Member of the Board of
DOB: December 30, 1938                                     SASFR; VALIC Company I and                    Governors, Boston Stock
                                                           VALIC Company II. Vice                        Exchange (1985-Present);
                                                           President,                                    formerly, Executive;
                                                                                                         formerly, Director Cypress
                                                                                                         Tree Senior Floating Rate
                                                                                                         Fund, Inc. (October
                                                                                                         1997-May 2001); formerly
                                                                                                         Fidelity Capital Markets,
                                                                                                         a division of National
                                                                                                         Financial Services
                                                                                                         Corporation (1966-1996)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Samuel M. Eisenstat        Chairman of    16 years         Attorney, solo practitioner,  46              Director of North European
DOB: March 7, 1940         the Board                       Chairman of the Boards of                     Oil Royal Trust
                                                           Directors/Trustees of SAMF
                                                           and AST. Director of SASFR.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Stephen J. Gutman          Director       17 years         Partner and Managing Member   46               None
DOB: May 10, 1943                                          of B.B. Associates LLC
                                                           (menswear specialty
                                                           retailing and other
                                                           activities) since June
                                                           1988; Director/Trustee of
                                                           SAMF, AST and SASFR.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Sebastiano Sterpa          Director       10 years         Founder and Chairman of the   37              Director, Real Estate
DOB: July 18, 1929                                         Board of the Sterpa Group                     Business Service and
                                                           (real estate) since 1962;                     Countrywide Financial
                                                           Director/Trustee of SAMF.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------

INTERESTED DIRECTORS

-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
                                                                                         Number of
                                                                                         Portfolios in
                                                                                         Fund
                           Position(s)    Length                                         Complex
Name and Date of Birth     Held with      of Time          Principal Occupations         Overseen by     Other Directorships
                           Company        Served           During Past 5 years           Director(1)     Held by Director(2)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Peter A. Harbeck(3)        Director       7 years          Director and President, the   83              None
DOB: January 23, 1954                                      Adviser, since August 1995;
                                                           Director, AIG SunAmerica
                                                           Capital Services, Inc.
                                                           ("SACS"), since August
                                                           1993; Director and
                                                           President, AIG SunAmerica
                                                           Fund Services, Inc.
                                                           ("SAFS"), since May 1988;
                                                           Director, AIG Financial
                                                           Adviser Services, Inc.
                                                           ("AIGFAS") since 2000;
                                                           Director VALIC Company I
                                                           and VALIC Company II since
                                                           October 2001.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------

----------
(3) Mr. Harbeck is considered to be an Interested Director because he serves as President and CEO of the Adviser, Director of AIGFAS, Director of SACS and Director and President of SAFS.

OFFICERS

-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
                                                                                         Number of
                                                                                         Portfolios in
                                                                                         Fund
Name and Date of Birth     Position(s)    Length                                         Complex
                           Held with      of Time          Principal Occupations         Overseen by     Other Directorships
                           Company        Served           During Past 5 years           Director(1)     Held by Director(2)
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
J. Steven Neamtz           Vice           7 Years          Executive Vice President of   N/A             N/A
DOB: October 14, 1958      President                       the Adviser, since April
                                                           1996; Director and Chairman
                                                           of the Board, AIGFAS since
                                                           February 2000; Vice
                                                           President, SAMF since
                                                           November 1999; Director and
                                                           President, SACS, since
                                                           April 1996.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------
Robert M. Zakem            President      11 Years         Senior Vice President and     N/A             N/A
DOB: January 26, 1958                                      General Counsel, the
                                                           Adviser, since April 1993;
                                                           Executive Vice President,
                                                           General Counsel and
                                                           Director, SACS, since
                                                           August 1993; Vice
                                                           President, General Counsel
                                                           and Assistant Secretary,
                                                           SAFS, since January 1994;
                                                           Vice President, SAST, APF
                                                           and Seasons; Assistant
                                                           Secretary, SAST and APF,
                                                           since September 1993;
                                                           Assistant Secretary,
                                                           Seasons, since April 1997;
                                                           Secretary of SAMF and AST
                                                           from 1992-2002; Vice
                                                           President amd Assistant
                                                           Secretary, VALIC Company I
                                                           and VALIC Company II, since
                                                           2001.
-------------------------- -------------- ---------------- ----------------------------- --------------- ---------------------------

       The Directors of the Portfolio are responsible for the overall supervision of the operation of the Portfolios and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica Inc.


        The Fund pays each Director who is not an interested person of the Fund or the Adviser (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Funds.


        The Board of Directors has established two committees, i.e., Audit and Nominating.


       Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SASFRF as well as AST. With respect to the Fund, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Fund. The Audit Committee met twice during the fiscal year ended December 31, 2002.

       The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Directors. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. In addition, each number of the Nominating Committee receives $500 per meeting. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2002.

       The  Directors  (and  Trustees)  of the  SAMF and AST  have  adopted  the
SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.

DIRECTOR OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2002.

-------------------------------- ------------------------------------------------- -----------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                         REGISTERED INVESTMENT
                                                                                         COMPANIES OVERSEEN BY
                                          DOLLAR RANGE OF EQUITY                         DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                 SECURITIES IN THE FUND(1)                      INVESTMENT COMPANIES(2)
-------------------------------- ------------------------------------------------- -----------------------------------
S. James Coppersmith             Focused Large-Cap Growth - $10,001-$50,001                 $10,001-$50,000

-------------------------------- ------------------------------------------------- -----------------------------------
Dr. Judith L. Craven                               None                                           None

-------------------------------- ------------------------------------------------- -----------------------------------
William F. Devin                                   None                                           None

-------------------------------- ------------------------------------------------- -----------------------------------
Samuel M. Eisenstat              Focused Large-Cap Growth - $1-$10,000                      $10,001-$50,000

-------------------------------- ------------------------------------------------- -----------------------------------
Stephen J. Gutman
                                                   None                                           None
-------------------------------- ------------------------------------------------- -----------------------------------
Sebastiano Sterpa                Focused Large-Cap Growth - $10,001-$50,000                    >$100,000
                                 Focused  Growth  and  Income - $10,001-$50,000
                                 Focused  Large-Cap  Value - $10,001-$50,000
                                 Focused  200  Value - $10,001-$50,000
                                 Focused  2000  Growth - $10,001-$50,000
                                 Focused International Equity - $10,001-$50,000
                                 Focused Multi-Cap Value - $10,001-$50,000
                                 SunAmerica Value - $10,001-$50,000
                                 Focused Multi-Cap Growth - $50,001-$100,000
                                 Focused Technology - $10,001-$50,000

-------------------------------- ------------------------------------------------- -----------------------------------
Peter A. Harbeck(3)              Focused Large-Cap Growth - >$100,000                          >$100,000
                                 Focused 2000 Value - >$100,000
                                 Focused International Equity - $50,000-$100,000
                                 Focused Large-Cap Value - >$100,000
                                 Focused Multi-Cap Growth - >$100,00
                                 SunAmerica Value - $1-$10,000
-------------------------------- ------------------------------------------------- -----------------------------------

----------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.

(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (8 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), APF (7 series), SAST (33 portfolios) and Seasons (19 portfolios).

(3)    Interested Director

                               COMPENSATION TABLE


----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
                                                      PENSION OR                                   TOTAL COMPENSATION
                                                      RETIREMENT                                   FROM
                              AGGREGATE               BENEFITS              ESTIMATED              REGISTRANT AND
                              COMPENSATION            ACCRUED AS            ANNUAL                 FUND COMPLEX
                              FROM                    PART OF FUND          BENEFITS UPON          PAID TO
DIRECTOR                      REGISTRANT              EXPENSES*             RETIREMENT *           DIRECTORS*
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
S. James Coppersmith          $ 23,705                $ 19,237              $ 28,757               $ 75,000
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
Samuel M. Eisenstat**         $ 24,724                $ 16,830              $ 49,016               $ 88,840
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
Stephen J.  Gutman            $ 23,695                $ 16,984              $ 64,594               $ 84,840
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
Sebastiano Sterpa**           $ 24,028                $  4,938              $ 10,962               $ 53,333
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
William F. Devin**            $ 22,948                N/A                   $ 24,023               $120,556
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------
Judith L. Craven***           $ 22,948                N/A                   N/A                    $121,756
----------------------------- ----------------------- --------------------- ---------------------- -------------------------------

       *      Complex includes SAMF and AST

       **     Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

       *** Mr. Devin and Dr. Craven were elected to the Board effective November 16, 2001.


              As of January 6, 2003, the officers and Directors of each Portfolio owned in the aggregate less than 1% of each class of each Portfolio's total outstanding shares.

              A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of January 6, 2003:

                 PORTFOLIO NAME AND CLASS                      HOLDER AND ADDRESS                         PERCENTAGE OWNED OF RECORD
                 ------------------------                      ------------------                         --------------------------
Focused Multi-Cap Value Portfolio - Class A           Raymond  James &  Assoc.  Inc.,                     owned of record 7%
                                                      St. Petersburg, FL 33716.

Focused Multi-Cap Value Portfolio - Class B           Merrill Lynch, Pierce, Fenner &                     owned of record 7%
                                                      Smith, Inc. ("Merrill Lynch"),
                                                      Jacksonville, FL 32246

Focused Multi-Cap Value Portfolio - Class II          Merrill Lynch                                       owned of record 8%

Focused Technology Portfolio- Class Z                 AIG SunAmerica Asset Management Corp,               owned of record 6%
                                                      Jersey City, NJ 07311

                                                      FIIOC as Agent for Certain Non-Qualified            owned of record 93%
                                                      Employee Benefit Plans - Covington, KY 41015

Focused Large-Cap Growth Portfolio - Class B          Merrill Lynch, Jacksonville, FL 32246               owned of record 7%

Focused Large-Cap Growth Portfolio - Class II         Merrill Lynch, Jacksonville, FL 32246                owned of record 6%

Focused Large-Cap Growth Portfolio - Class Z          Vanguard Fiduciary Trust,                            owned of record 97%
                                                      Valley Forge, PA 19482

Focused Growth & Income Portfolio - Class Z           AIG SunAmerica Asset Management Corp,                owned of record 46%
                                                      Jersey City, NJ 07311

                                                      FIIOC as Agent for Certain Non-Qualified             owned of record 53%
                                                      Employee Benefit Plans, Covington, KY 41015

                                                      FIIOC as Agent for Certain Employee                  owned of record 29%
                                                      Benefit Plans, Covington, KY 41015

Focused Multi-Cap Growth Portfolio - Class A          SunAmerica Inc., Los Angeles, CA 90067               owned of record 5%

Focused Multi-Cap Growth Portfolio - Class B          Merrill Lynch, Jacksonville, FL 32246                owned of record 5%

Focused Multi-Cap Growth Portfolio - Class II         Merrill Lynch, Jacksonville, FL 32246                owned of record 9%

Focused Multi-Cap Growth Portfolio - Class Z          FIIOC as Agent for Certain Non-Qualified             owned of record 95%
                                                      Employee Benefit Plans, Covington, KY 41015

SunAmerica Value Fund - Class B                       Merrill Lynch, Jacksonville, FL 32246                owned of record 7%

SunAmerica Value Fund - Class II                      Merrill Lynch, Jacksonville, FL 32246                owned of record 7%

SunAmerica Value Fund - Class Z                       Vanguard  Fiduciary  Trust,                          owned of record 70%
                                                      Valley  Forge,  PA 19482

                                                      FIIOC as Agent for Certain Non-Qualified             owned of record 29%
                                                      Employee Benefit Plans, Covington, KY 41015

Focused 2000 Value Portfolio - Class B                Merrill Lynch, Jacksonville, FL 32246                owned of record 6%

Focused 2000 Value Portfolio - Class II               Merrill Lynch, Jacksonville, FL 32246                owned of record 7%

Focused 2000 Value Portfolio - Class Z                FIIOC as Agent for Certain Non-Qualified             owned of record 97%
                                                      Employee Benefit Plans, Covington, KY 41015

Focused Large-Cap Value Portfolio - Class A           SunAmerica, Inc., Los Angeles, CA 90067              owned of record 5%

Focused Large-Cap Value Portfolio - Class Z           FIIOC as Agent for Certain Non-Qualified             owned of record 95%
                                                      Employee Benefit Plans, Covington, KY 41015

Focused International Equity Portfolio - Class A      SunAmerica Inc., Los Angeles, CA 90067-6100          owned of record 31%

                                                      SunAmerica Focused Multi-Asset Strategy Portfolio,   owned of record 8%
                                                      2919 Allen Parkway, Houston, TX 77019

Focused 2000 Growth - Class A                         VALIC, Houston, TX 77019-2142                        owned of record 5%

                                                      Merrill Lynch, Jacksonville, FL 32246                owned of record 5%

                                                      SunAmerica Focused Multi-Asset Strategy Portfolio,   owned of record 6%
                                                      2919 Allen Parkway, Houston, TX 77019



                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR


AIG SUNAMERICA ASSET MANAGEMENT CORP.

       SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2002, SunAmerica managed and or administered in excess of $29.7 billion of assets.


       AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

       Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

       Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

       The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.


       SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.72% of the assets of Class A shares, 2.37% of the assets of Class B and Class II shares, and 1.15% of the assets of Class Z shares for each applicable Portfolio other than those listed in the following table. (The Focused Large-Cap Growth Portfolio is not subject to any fee waivers or reimbursements.)

--------------------------------------------- ---------------------------------------------------------------------------
                                                       OPERATING EXPENSES AT OR BELOW ANNUAL RATE
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
PORTFOLIO                                      CLASS A     CLASS B      CLASS I     CLASS II      CLASS Z      CLASS X
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused Technology Portfolio                    1.97%       2.62%         --          2.62%        1.40%         --
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused International Equity Portfolio          1.95%       2.60%         --          2.60%         --           --
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
SunAmerica Value Fund                           1.78%       2.43%        1.68%         --          1.21%         --
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused 2000 Growth Portfolio                     --          --         1.62%         --           --           --
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused Multi-Cap Value                           --          --         1.62%         --           --           --
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused Growth and Income Portfolio               --          --          --           --           --          1.47%
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------
Focused Multi-Cap Growth Portfolio                --          --          --           --           --          1.47%
--------------------------------------------- ----------- ----------- ------------ ------------ ------------ ------------


       SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

       The  Management  Agreement  continues  in  effect  with  respect  to each
Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

       Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS


       Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Adviser's fees. The Adviser are as follows:
Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), Baron Capital Management, Inc. ("Baron"), Boston Partners Asset Management ("Boston Partners"), L.P. Credit Suisse Asset Management, LLC ("CSAM"), Deutsche Asset Management, Inc. ("DAMI"), Dreman Value Management, L.L.C. ("Dreman"), Dresdner RCM Global Investors LLC ("Dresdner"), Third Avenue Management LLC ("Third Avenue"), Harris Associates L.P. ("Harris"), Janus Capital Management LLC ("Janus"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell & Company ("PWM"), Salomon Brothers Asset Management LLC ("Salomon Brothers"), Standish Mellon Asset Management LLC ("Standish Mellon"), Thornburg Investment Management, Inc. ("Thornburg"), Van Wagoner Capital Management, Inc. ("Van Wagoner") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Focused Multi-Cap Growth and Focused Technology Portfolios.

                                             PORTFOLIO MANAGEMENT ALLOCATED
            PORTFOLIO                        AMONG THE FOLLOWING ADVISERS
            ---------                        ----------------------------
Focused 2000 Growth Portfolio                Baron
                                             Oberweis
                                             DAMI

Focused Multi-Cap Growth Portfolio           Janus
                                             SunAmerica
                                             CSAM

Focused Large-Cap Value Portfolio            Dreman
                                             Harris
                                             Wellington Management

Focused 2000 Value Portfolio                 Janus* (subcontracted to Perkins,
                                             Wolf, McDonell & Company)
                                             Boston Partners
                                             Third Avenue

SunAmerica Value Fund                        American Century

Focused Large-Cap Growth Portfolio           Alger
                                             Salomon Brothers
                                             Marsico

Focused Technology Portfolio                 Dresdner
                                             SunAmerica
                                             Van Wagoner

Focused Growth and Income Portfolio          Thornburg
                                             Marsico
                                             Harris

                                             PORTFOLIO MANAGEMENT ALLOCATED
            PORTFOLIO                        AMONG THE FOLLOWING ADVISERS
            ---------                        ----------------------------
Focused Multi-Cap Value Portfolio            American Century
                                             Third Avenue
                                             Thornburg

Focused International Equity Portfolio       MFS
                                             Harris
                                             Standish Mellon

----------
* Pursuant to an agreement between Janus and PWM, PWM manages Janus' portion of the Focused 2000 Value Portfolio.



       As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.


       Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focused 2000 Growth and Focused Technology Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2002, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Large-Cap Growth Portfolio, 0.37%; Mid-Cap Growth Portfolio, 0.35%; Focused Multi-Cap Growth Portfolio, 0.37%; Focused Large-Cap Value Portfolio, 0.46%; SunAmerica Value Fund, 0.48%; Focused 2000 Value Portfolio, 0.51%; Focused Large-Cap Growth Portfolio 0.40%; Focused Growth and Income Portfolio, 0.40%; Focused Multi-Cap Value Portfolio 0.48%; Focused Technology Portfolio 0.39%. For the Prior Small Cap Growth Fund, subadvisory fees were paid at the annual rate of 0.54% as a percentage of assets. For the Focused International Equity Portfolio, subadvisory fees were paid at an annual rate of 0.55%.

                 ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT


       The  Board  of  Directors  of  the  Fund,   including  the  Disinterested
Directors, approved the continuation of the Fund's Advisory Agreement with the Adviser with respect to each Portfolio for an additional one-year period. In approving the continuation of the Fund's Advisory Agreement, the Board, including the Disinterested Directors, considered (i) the reasonableness of the Advisory fee in light of the nature and quality of Advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds, (v) economics of scale, (vi) the terms of the agreement, (vii) the overall organization of the Adviser, as well as the Adviser's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by the Adviser in connection with soft dollar commissions.


       In addition, the Board reviewed the Code of Ethics of the Adviser, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

       In making their determination regarding the nature and quality of the Adviser's services, the Directors considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by SunAmerica's research teams. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Directors. In reviewing performance, the Directors particularly reviewed the relative rankings of each portfolio, manager and subadviser, and with respect to those Portfolios with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Directors considered statistical analyses prepared by the Adviser, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Directors reviewed the Portfolios' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the Advisor. Where applicable, the Directors considered that the Portfolios' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. The Board also considered that the Focused Portfolios are multi-managed and its effect on expenses related to administration, research and management. The Directors also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other fully diversified strategies. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Directors considered SunAmerica's relationships with its affiliates and the resources available to them.

       Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the existing Advisory fee structures are fair, reasonable, and that the existing Advisory Agreement should be continued.

       The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of each Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

       Under the terms of the Advisory Agreement, the Adviser is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


       The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2002, 2001 and 2000.

                                  ADVISORY FEES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                                    ADVISORY FEES*                          ADVISORY FEES WAIVED
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
                                                   2002            2001            2000         2002        2001         2000
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Multi-Cap Growth Portfolio             $ 2,271,489     $ 3,198,944     $ 4,383,211           --          --           --
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Large-Cap Value Portfolio              $   898,155     $   899,384     $   629,304     $ 66,779          --     $ 60,581
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
SunAmerica Value Fund                          $ 1,697,340     $ 1,517,392     $ 1,489,746           --          --           --
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused 2000 Value Portfolio                   $ 1,375,815     $   789,310     $   471,360     $ 43,218      93,850     $117,780
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Large-Cap Growth Portfolio             $11,422,496     $13,183,277     $13,196,864           --          --     $615,935
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Growth and Income Portfolio            $ 1,933,426     $ 1,827,293     $ 1,778,603     $295,420     495,167     $569,263
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Multi-Cap Value Portfolio              $ 6,336,378     $ 3,658,600     $   743,756           --     170,749     $371,876
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused Technology Portfolio                   $   904,018     $ 1,744,629     $ 1,025,920     $185,544     189,296     $246,221**
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused 2000 Growth                            $   386,631              --              --     $ 70,796          --           --
--------------------------------------------- -------------- --------------- --------------- ------------ ----------- -------------
Focused International Equity Portfolio         $   475,961              --              --     $ 97,240         --           --
-----------------------------------------------------------------------------------------------------------------------------------

----------

*      Without giving effect to fee waivers.



**     From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid advisory fees of $139,442, $9,513 for the fiscal year ended October 31, 2000 and 1999. The Prior Small Cap Growth Fund's adviser waived fees and reimbursed expenses of $107,930 and $52,756 for the fiscal years ended October 31, 2000 and 1999.



       The Board of Directors, including all of the Independent Directors, considered and approved the Subadvisory Agreements with respect to the Portfolio. In approving the Subadvisory Agreements, the Board considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadvisers; the amount and structure of the investment advisers' fees generally and the fees payable under the Subadvisory Agreement; comparative fee information of the Portfolios and representative peer groups; the Portfolio's investment performance compared to selected peer groups, and to an appropriate combination of indices; economies of scale; the Subadvisers' profitability and the terms of the Agreements; and the management personnel and operations of the Subadvisers. The Directors' considerations thereto are described above. As noted above, the materials provided to the Board by Lipper contained comparative fee and performance information. The Directors considered this information as well as the level of assistance and diligence provided by each subadvisor with respect to marketing support, compliance and other matters. The Board also considered that the subadvisory fees are paid by the Adviser and not the Portfolios. In addition, the Board reviewed the Codes of Ethics of the Subadvisers, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Fund personnel in connection with their personal transactions in securities held or to acquired by the Fund.

       After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreements were in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.

       The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.


         The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2002, 2001, and 2000.

                                SUBADVISORY FEES

------------------------------------------------------------------------------
PORTFOLIO+                                          SUBADVISORY FEES
------------------------------------------ ----------- ----------- -----------
                                               2002        2001         2000
------------------------------------------ ----------- ----------- -----------
Focused Multi-Cap Growth Portfolio            831,372   1,107,818   $1,462,758
------------------------------------------ ----------- ----------- -----------
Focused Large-Cap Value Portfolio             416,174     387,797   $  272,673
------------------------------------------ ----------- ----------- -----------
SunAmerica Value Fund                         824,501     741,192   $  742,396
------------------------------------------ ----------- ----------- -----------
Focused 2000 Value Portfolio                  720,163     424,259   $  258,756
------------------------------------------ ----------- ----------- -----------
Focused Large-Cap Growth Portfolio          5,295,649   6,204,098   $6,210,289
------------------------------------------ ----------- ----------- -----------
Focused Growth and Income Portfolio           830,868     440,066   $  398,598
------------------------------------------ ----------- ----------- -----------
Focused Multi-Cap Value Portfolio           3,035,351   1,800,688   $  371,878
------------------------------------------ ----------- ----------- -----------
Focused Technology Portfolio                  267,082     621,767   $  397,365**
------------------------------------------ ----------- ----------- -----------
Focused 2000 Growth                           231,660       --           --
------------------------------------------ ----------- ----------- -----------
Focused International Equity Portfolio        210,341       --           --
------------------------------------------------------------------------------

----------
*      From date of inception of June 1, 1998.
**     From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid subadvisory fees of $80,730 and $5,910 for the fiscal year ended October 31, 2000 and 1999.


PERSONAL SECURITIES TRADING

       The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements,  (iv) blackout periods,
(v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment

Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

       The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR


       The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

       SACS serves as Distributor of Class I, Class X and Class Z shares and incurs the expenses of distributing the Class I, Class X and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


       The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

       The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

       The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

       As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

       Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

       The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2002, 2001 and 2000.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES
--------------------- -------------------------------------- ------------------------------------ ----------------------------------
PORTFOLIO+                            2002                                  2001                                2000
--------------------- -------------------------------------- ------------------------------------ ----------------------------------
                        CLASS A       CLASS B    CLASS  II*    CLASS A     CLASS B    CLASS  II*    CLASS A     CLASS B   CLASS  II*
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Multi-Cap        $273,753   $1,121,564     $351,852    $388,647  $1,570,748     $494,288    $532,245  $2,170,897    $611,057
Growth Portfolio
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Large-Cap
Value Portfolio           $88,709     $347,732     $287,319     $84,822    $388,883     $257,311     $57,231    $310,656    $149,172
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
SunAmerica Value Fund    $191,531     $881,239     $217,452    $184,531    $809,224     $176,402    $183,495    $830,082    $132,812
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused 2000 Value
Portfolio                $155,714     $489,895     $420,888     $94,635    $309,332     $199,737     $54,523    $217,503     $95,423
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Large-Cap
Growth Portfolio       $1,057,446   $4,848,648   $5,471,599  $1,174,738  $5,488,463   $6,561,179  $1,186,074  $5,527,594  $6,499,351
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Growth and
Income Portfolio         $177,015     $697,060     $701,213    $178,048    $710,167     $602,941    $188,783    $730,278    $508,875
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Multi-Cap
Value Portfolio          $556,017   $2,139,084   $2,509,952    $332,995  $1,167,373   $1,539,811     $85,099    $153,458    $347,158
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused Technology
Portfolio***              $92,605     $198,117     $253,703    $180,436    $385,874     $487,860    $105,281    $235,762    $282,109
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused 2000 Growth       $27,943     $136,325     $104,614          --          --         ----          --          --          --
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------
Focused International
Equity Portfolio          $99,803      $34,780      $60,835          --          --           --          --          --          --
--------------------- ------------ ------------ ------------ ----------- ----------- ------------ ----------- ----------- ----------

----------
* Class II shares of all Portfolios except the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios were previously designated as Class C until December 1, 1998.
**   From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid distribution and account maintenance and service fees of $19,946, $126,447 and $26,752, for Class A, Class B and Class C respectively for the fiscal year ended October 31, 2001. Class C has been redesignated as Class II.



       Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

       The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement,

SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

       The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


       Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses applicable to that Class. For the fiscal year ending October 31, 2002, the total amount paid to the Administrator by the Fund was $6,075,433. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

       Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a
Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

       In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


       On behalf of the Portfolios, the Adviser has entered into directed brokerage agreements. A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.


       Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

       Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.


       The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2002, 2001, and 2000.

                                                     BROKERAGE COMMISSIONS

                                                             2002
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                                                                       PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                    PERCENTAGE OF      INVOLVING PAYMENT OF
                                           AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                           BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO                     COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Growth Portfolio          $1,193,982                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Value Portfolio             $469,333             $36,550                7.79%                 4.38%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
SunAmerica Value Fund                         $391,752              $1,476                0.38%                 0.18%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused 2000 Value Portfolio                  $831,743            $120,328               14.47%                20.94%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Large-Cap Growth Portfolio          $5,259,508          $1,237,184               23.52%                20.03%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Growth and Income Portfolio         $1,035,316            $153,761               15.94%                10.48%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Value Portfolio           $1,845,624            $140,198                7.60%                 3.04%
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Technology Portfolio                  $509,794                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                           $238,832              $8,091                3.39%                 1.58%
-----------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio        $223,147                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------

                                                              2001
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                                                                       PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                    PERCENTAGE OF      INVOLVING PAYMENT OF
                                           AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                           BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                    COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Growth Portfolio                  --                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio             $143,526                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica Value Fund                         $428,601              $2,544                0.59%                 0.18%
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                  $203,916             $53,189               26.08%                 2.76%
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio          $4,587,191            $948,977               20.69%                 3.95%
-----------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio           $669,454             $35,714                5.33%                 6.47%
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio           $9,932,639            $463,027                4.66%                13.04%
-----------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                  $925,722                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                                 --                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Focused International Equity Portfolio              --                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------

                                                          2000
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
                                                                                                       PERCENTAGE OF AMOUNT
                                                                                                          OF TRANSACTIONS
                                                                                    PERCENTAGE OF      INVOLVING PAYMENT OF
                                           AGGREGATE         AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                           BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                    COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused Multi-Cap Growth Portfolio            $516,815                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio             $109,720                  --                  --                    --
-----------------------------------------------------------------------------------------------------------------------------
SunAmerica Value Fund                         $310,306             $60,799               19.59%                14.51%
-----------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                  $240,793              $8,528                3.54%                 0.78%
-----------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio          $4,112,513          $1,289,891               31.37%                 4.80%
-----------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio           $245,958             $18,153                7.38%                 3.65%
-----------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio           $1,648,088            $118,246                7.17%                 9.31%
-----------------------------------------------------------------------------------------------------------------------------
Focused Technology Portfolio*                  $56,494                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused 2000 Growth                                 --                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------
Focused International Equity Portfolio              --                  --                  --                    --
-------------------------------------- ------------------ ---------------------- --------------------- ----------------------

----------
*    From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid brokerage commission fees of $38,047 for the fiscal year ended October 31, 2000, none of which was paid to affiliated broker-dealers.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

       Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

       Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

       Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

       The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2002, 2001, and 2000.

                                                            2002
--------------------- ------------ ------------- ------------ --------------- -------------- ------------- -------------- ----------
                                                            AMOUNT      AMOUNT      AMOUNT      AMOUNT
                                                          REALLOWED   REALLOWED   REALLOWED   REALLOWED
                                                              TO       TO NON-      TO NON-     TO NON-   CONTINGENT    CONTINGENT
                                 FRONT-END    FRONT-END   AFFILIATED  AFFILIATED  AFFILIATED  AFFILIATED   DEFERRED      DEFERRED
                                   SALES        SALES       BROKER-     BROKER-     BROKER-     BROKER-      SALES         SALES
                                CONCESSIONS  CONCESSIONS-   DEALERS     DEALERS     DEALERS     DEALERS      CHARGE       CHARGE-
                                  CLASS A      CLASS II     CLASS A    CLASS II     CLASS A    CLASS II     CLASS B      CLASS II
     PORTFOLIO                     SHARES       SHARES*     SHARES      SHARES      SHARES      SHARES       SHARES       SHARES**
----------------------------     ---------     -------     -------     -------     ---------     -------    ---------     -------
Focused Multi-Cap
Growth Portfolio                   408,836      27,157     238,153      15,296       118,119      11,861     2,004,773       9,617
----------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Value Portfolio                    248,603      68,707     108,424      24,753       102,218      43,954       180,736      20,608
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica Value Fund              197,901      22,258     105,349       6,791        63,340      15,467       213,335       6,875
----------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio       654,383     158,480     262,965      64,733       316,005      93,747       154,617      24,622
----------------------------------------------------------------------------------------------------------------------------------
Focused Large-Cap
Growth Portfolio                 2,109,930     915,205     576,444     141,493     1,227,365     773,712       301,454     190,282
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                   953,580     136,321     173,312      53,503       656,828      82,818       294,826      34,791
----------------------------------------------------------------------------------------------------------------------------------
Focused Multi-Cap
Value Portfolio                  1,937,638     818,579     667,463     151,281     1,014,524     667,298     1,225,082     175,714
----------------------------------------------------------------------------------------------------------------------------------
Focused Technology
Portfolio                          214,197      47,812      59,674      12,697       124,838      35,115       114,639      20,270
----------------------------------------------------------------------------------------------------------------------------------
Focused 2000 Growth                197,353      62,100      79,711      27,269        92,114      34,831        34,039       6,191
----------------------------------------------------------------------------------------------------------------------------------
Focused International Equity       147,437      33,308      47,991      14,523        78,894      18,785        37,868      12,922
----------------------------------------------------------------------------------------------------------------------------------

                                                            2001
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                AMOUNT        AMOUNT REALLOWED
                                            FRONT-END          REALLOWED     TO NON-AFFILIATED      CONTINGENT       CONTINGENT
                                              SALES          TO AFFILIATED     BROKER-DEALERS     DEFERRED SALES      DEFERRED
                                          CONCESSIONS -      BROKER-DEALERS       CLASS A            CHARGE -      SALES CHARGE -
          PORTFOLIO                       CLASS A SHARES     CLASS A SHARES        SHARES         CLASS B SHARES  CLASS II SHARES**
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Multi-Cap Growth Portfolio         $1,530,781         $  853,222         $  451,536         $  254,562          $ 31,193
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Large-Cap Value Portfolio          $  147,823         $   66,987         $   57,311         $  115,689          $  7,233
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
SunAmerica Value Fund                      $  226,376         $  107,024         $   85,360         $  326,284          $  4,775
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused 2000 Value Portfolio               $  111,286         $   45,514         $   39,073         $   99,822          $  5,690
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Large-Cap Growth Portfolio         $8,469,185         $2,379,036         $5,054,322         $1,017,230          $319,233
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Growth and Income Portfolio        $1,174,057         $  541,224         $  487,288         $  120,069          $ 24,016
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Multi-Cap Value Portfolio          $  743,264         $  274,175         $  359,867         $   32,526          $ 25,873
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Technology Portfolio               $3,596,404         $  891,882         $2,430,800         $   57,569          $ 17,778
-------------------------------------- ------------------ ------------------ ------------------ ------------------ -----------------

                                               2001
-------------------------------------------------------------------------------------------------------
                                                            AMOUNT REALLOWED          AMOUNT REALLOWED
                                         FRONT-END SALES      TO AFFILIATED          TO NON-AFFILIATED
                                          CONCESSIONS-       BROKER-DEALERS            BROKER-DEALERS
PORTFOLIO+                              CLASS II SHARES*     CLASS II SHARES         CLASS II SHARES**
-------------------------------------------------------------------------------------------------------
Focused Multi-Cap Growth Portfolio            $121,470             $60,242                  $61,228
-------------------------------------------------------------------------------------------------------
Focused Large-Cap Value Portfolio              $73,656             $29,484                  $44,172
-------------------------------------------------------------------------------------------------------
SunAmerica Value Fund                          $46,521             $20,504                  $26,017
-------------------------------------------------------------------------------------------------------
Focused 2000 Value Portfolio                   $37,989             $17,089                  $20,900
-------------------------------------------------------------------------------------------------------
Focused Large-Cap Growth Portfolio          $2,363,391            $413,746               $1,949,645
-------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio           $133,119            $104,107                  $29,012
-------------------------------------------------------------------------------------------------------
Focused Multi-Cap Value Portfolio                   --                  --                       --
-------------------------------------------------------------------------------------------------------
Focused Technology Portfolio                        --                  --                       --
-------------------------------------------------------------------------------------------------------


                                                             2000
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
                                                                        AMOUNT
                                                                       REALLOWED
                                                                          TO
                                                 AMOUNT REALLOWED    NON-AFFILIATED       CONTINGENT        CONTINGENT
                               FRONT-END SALES     TO AFFILIATED     BROKER-DEALERS     DEFERRED SALES       DEFERRED
                                CONCESSIONS -     BROKER-DEALERS        CLASS A             CHARGE-        SALES CHARGE-
        PORTFOLIO              CLASS A SHARES     CLASS A SHARES        SHARES          CLASS B SHARES   CLASS II SHARES**
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Multi-Cap
Growth Portfolio                 $1,530,781         $  853,222         $  451,536         $  254,562         $ 31,193
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Large-Cap
Value Portfolio                  $  147,823         $   66,987         $   57,311         $  115,689         $  7,233
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
SunAmerica Value Fund            $  226,376         $  107,024         $   85,360         $  326,284         $  4,775
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused 2000 Value
Portfolio                        $  111,286         $   45,514         $   39,073         $   99,822         $  5,690
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Large-Cap
Growth Portfolio                 $8,469,185         $2,379,036         $5,054,322         $1,017,230         $319,233
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Growth and
Income Portfolio                 $1,174,057         $  541,224         $  487,288         $  120,069         $ 24,016
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Multi-Cap
Value Portfolio                  $  743,264         $  274,175         $  359,867         $   32,526         $ 25,873
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------
Focused Technology
Portfolio***                     $3,596,404         $  891,882         $2,430,800         $   57,569         $ 17,778
---------------------------- ------------------ ------------------ ------------------ ------------------ -----------------

                                                     2000
--------------------------------------- ------------------- ----------------------- ----------------------------
                                                               AMOUNT REALLOWED          AMOUNT REALLOWED
                                         FRONT-END SALES        TO AFFILIATED            TO NON-AFFILIATED
                                          CONCESSIONS -      BROKER-DEALERS CLASS     BROKER-DEALERS CLASS II
         PORTFOLIO                       CLASS II SHARES*         II SHARES                  SHARES**
--------------------------------------- ------------------- ----------------------- ----------------------------
Large-Cap Growth Portfolio                    $151,626              $53,704                 $97,922
--------------------------------------- ------------------- ----------------------- ----------------------------
Mid-Cap Growth Portfolio                      $147,052              $57,498                 $89,554
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Multi-Cap Growth Portfolio            $942,502             $211,880                $730,622
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Large-Cap Value Portfolio             $106,222              $36,018                 $70,204
--------------------------------------- ------------------- ----------------------- ----------------------------
SunAmerica Value Fund                          $54,400              $19,259                 $35,141
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused 2000 Value Portfolio                   $62,631              $19,997                 $42,634
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Large-Cap Growth Portfolio          $6,169,053           $1,318,097              $4,850,956
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Growth and Income Portfolio           $500,228             $262,875                $237,353
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Multi-Cap Value Portfolio             $616,547             $154,050                $462,497
--------------------------------------- ------------------- ----------------------- ----------------------------
Focused Technology Portfolio***               $794,686             $225,256                $569,430
--------------------------------------- ------------------- ----------------------- ----------------------------

----------
* Prior to December 1, 1998, only Focused Large-Cap Growth Portfolio's Class II shares carried a front-end sales.
**   Previously  designated  as  Class C  shares  other  than  for  the  Focused
     Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios.

*** For the period from May 22, 2000 (commencement of offering of shares of Focused Technology Portfolio).
+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 2001, for Class A shares, front end sales concessions A were $47,869; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $40,869. For Class B shares, the CDSC was $34,865. For Class C shares, the CDSC was $1,347; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

       Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


               YEARS AFTER PURCHASE             CDSC ON SHARES BEING SOLD
               1st or 2nd year                            4.00%
               3rd or 4th year                            3.00%
               5th year                                   2.00%
               6th year                                   1.00%
               7th year and thereafter                    None



         Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.


         Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:


               YEARS AFTER PURCHASE             CDSC ON SHARES BEING SOLD
               1st                                        5.00%
               2nd                                        4.00%
               3rd and 4th year                           3.00%
               5th year                                   2.00%
               6th year and thereafter                    1.00%
               7th year and thereafter                    None


       Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.


       Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

       For Class B and Class II shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


       CLASS B

       YEARS AFTER PURCHASE                   CDSC ON SHARES BEING SOLD
       Up to 2 years                                    5.00%
       2 years or more but less than 3 years            4.00%
       3 years or more but less than 4 years            3.00%
       4 years or more but less than 5 years            2.00%
       5 years or more but less than 6 years            1.00%
       6 or more years                                  None

                CLASS II (CALLED CLASS C OF NORTH AMERICAN FUNDS)

           YEARS AFTER PURCHASE                CDSC ON SHARES BEING SOLD
           Up to 1 year                                  1.00%
           1 year or more                                None

       As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

       CDSCs may be waived on  redemptions  within one year  following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

DISABILITY

       A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

       CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

       CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

       An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK


       Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Mutual Funds, C/O NFDS, P.O. Box 219186, Kansas City, MO 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Mutual Funds, C/O NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Mutual Funds, C/O NFDS, P.O. Box 219186, Kansas City, MO 64121-9186. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)


PURCHASE THROUGH SAFS

       SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE

       An investor may make purchases by having his or her bank wire federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:


   1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.


   2.  Call SunAmerica Fund Services'  Shareholder/Dealer Services, toll free at
(800) 858-8850 to obtain your new account number.

   3.  Instruct the bank to wire the  specified  amount to the  Transfer  Agent:
State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

       To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

       As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

       The  following  persons may qualify for the sales  charge  reductions  or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

       1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

       2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

       3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

       4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

       5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

       6.     group purchases as described below.

       A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

       A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

       The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

       A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

       The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

       Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

       To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

       Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

       Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

       Interested   groups  should  contact  their  investment   dealer  or  the
Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of a Portfolio at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either
(a) paid a  front-end  sales load or (b) was  subject  to, or paid a CDSC on the redemption proceeds. Shareholders may purchase Class A shares through the program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class A or Class B shares of the respective SunAmerica Mutual Fund. Shareholders may purchase Class II shares through the Program to the extent that they previously held shares of a non-SunAmerica Mutual Fund with a similar load structure to the Class II shares of the respective SunAmerica Mutual Fund. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. The NAV Transfer Program is only available through firms that have executed an Agreement with the Distributor to sell shares through the Program. In addition, it is essential that a NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

       Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

       If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio and Focused International Equity Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

       The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

       Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

       If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

       A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).

       Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

       In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

       The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

       Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the

U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or if a development/event occurs that may significantly impact the value of a security, then these securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

       A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA


       Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

       A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

       Average annual total return is determined separately for each Class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

              P    =  a hypothetical initial purchase payment of $1,000
              T    =  average annual total return
              n    =  number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

       The above formula assumes that:

              (a) The maximum sales load (I.E., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

              (b) All dividends and distributions are reinvested at net asset value; and

              (c)    Complete redemption occurs at the end of the 1-, 5-, or 10-
                     year  periods  or  fractional   portion  thereof  with  all
                     nonrecurring charges deducted accordingly.

       Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2002. No performance information is shown for the Focused International Equity Portfolio since it has not had 1 full calendar year of operations.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS A SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)             0.53%             -16.11%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)        5.58%             -15.72%              1.65%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)        -1.99%-            -19.84%             -0.97%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                     5.99%              -4.38%              1.88%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)              1.29%             -14.36%              1.89%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)       -0.08%             -17.72%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)      -0.19%             -11.89%              0.66%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(5)         2.83%             -21.87%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(6)            -47.16%             -33.41%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 20007

--------------------------------------- ----------------- ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS B SHARES                             INCEPTION             YEAR               YEARS              YEARS
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)              0.61%             -15.06%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)         5.80%             -14.79%              1.89%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)         -1.65%             -18.84%             -0.82%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                      6.23%              -3.12%              2.09%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)               1.61%             -13.17%              2.06%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)         0.16%             -16.70%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)        0.15%             -10.84%              0.85%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(5)          3.29%             -20.87%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Technology Portfolio(6)             -46.77%             -32.82%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of March 6, 1997.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of  inception  of November 1, 1999.
(6) From date of inception of May 22, 2000.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS II SHARES(1)                         INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(5)             0.76%             -13.44%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)        4.78%             -12.91%              1.99%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(2)        -1.64%             -17.05%             -0.61%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                     4.98%              -1.24%              2.21%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(2)              1.60%             -11.51%              2.22%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(4)        0.37%             -14.93%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(2)       0.11%              -9.00%              0.99%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(6)         3.83%             -19.32%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(7)            -46.41%             -31.25%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth                           --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of November 19, 1996.
(4) From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6) From date of inception of November 1, 1999.
(7) From date of inception of May 22, 2000.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS I SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(1)           --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(1)                       --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth(2)                       -22.72%            -10.82%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------


-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS Z SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(3)        -8.86%             -12.13%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(4)              -58.14%            -29.07%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(5)       -21.03%             -5.80%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(6)          0.45%            -10.10%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(6)          -2.56%            -14.35%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(6)                1.38%             -8.60%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(6)                       1.08%              1.98%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

(1) From date of inception of November 16, 2001

(2) From date of inception of July 7, 2000

(3) From date of inception of July 7, 1999

(4) From date of inception of October 3, 2000

(5) From date of inception of October 6, 2000

(6) From date of inception of April 1, 1998


(8) From date of inception of April 16, 1998

       Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

       Total return information is based on a Portfolio's historical performance and is not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities comprising the Portfolio's portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and investor's shares, when redeemed, may be worth more or less than their original cost.

       Average annual total return (after taxes on distributions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                        n
                                P(1 + T)  = ATV
                                               D

              P    = a hypothetical initial purchase payment of $1,000.
              T    = average annual total return (after taxes on distributions).
              n    = number of years.
              ATV  = ending value of a  hypothetical  $1,000 payment made at the
                 D beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

              The above formula assumes that:

              a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

              b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

              c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

              d.     Complete redemption occurs at the end of the 1-, 5-, or 10-
                     year  periods  or  fractional   portion  thereof  with  all
                     nonrecurring charges deducted accordingly.


The Funds' average annual total return (after taxes on distributions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2002, is presented below. No performance information is shown for the Focused International Equity Portfolio since it has not had 1 full calendar year of operations. No performance information is shown for Class X since they have had 1 full calendar year of operations; however, information for these classes is computed in the same manner as described herein, are as follows:

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS A SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)              0.19%             -16.11%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)         4.19%             -15.72%              0.07%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)         -2.40%             -19.84%             -1.39%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                      4.83%              -5.82%              0.56%
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)               0.88%             -16.05%              1.48%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)        -0.24              -17.72%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)       -0.75%             -11.89%              0.09%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(5)          1.94%             -22.61%               --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(6)              -47.16%            -33.41%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000


--------------------------------------- ----------------- ------------------- ------------------ -------------------
CLASS B SHARES                               SINCE               ONE                FIVE                TEN
                                           INCEPTION             YEAR               YEARS              YEARS
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)              0.26%             -15.06%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)         4.37%             -14.79%              0.24%
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)         -2.02%             -18.84%             -1.19%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                      5.06%              -4.49%              0.75%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)               1.19%             -15.00%              1.63%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)         0.00%             -16.70%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)       -0.42%             -10.84%              0.26%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(7)          2.36%             -21.67%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Technology Portfolio(6)              -46.77%            -32.58%
--------------------------------------- ----------------- ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.
(7) From date of inception of April 16, 1998.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS II SHARES(1)                         INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(5)              0.42%             -13.44%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)         3.30%             -12.91%              0.35%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(2)         -2.00%             -17.05%             -0.97%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                      3.77%              -2.59%              0.89%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(2)               1.18%             -*13.32%             1.80%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(4)         0.21%             -14.93%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(2)       -0.46%              -9.00%              0.41%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(6)          2.93%             -20.10%               --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(7)              -46.41%            -31.25%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of March 6, 1997.
(4) From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6) From date of inception of November 1, 1999.
(7) From date of inception of May 22, 2000.


-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS I SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(1)           --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(1)                       --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth(2)                       -23.48%            -10.82%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS Z SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(3)        -9.04%             -12.47%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(4)             -58.14%             -28.82%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(5)      -21.28%              -6.04%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(6)        -1.17%             -10.10%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(6)         -3.68%             -14.35%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(6)               0.94%             -10.37%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(6)                     -0.06%               0.29%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) From date of inception of November 16, 2001
(2) From date of inception of July 7, 2000
(3) From date of inception of July 7, 1999
(4) From date of inception of October 3, 2000
(5) From date of inception of October 6, 2000
(6) From date of inception of April 1, 1998

       Average annual total return (after taxes on distributions and redemptions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                        n
                                P(1 + T)  = ATV
                                               DR

             P     = a hypothetical initial purchase payment of $1,000.
             T     = average  annual total return (after taxes on  distributions and redemption).
             n     = number of years.
             ATV   = ending value of a  hypothetical  $1,000 payment made at the
                DR beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on fund.

                         The above formula assumes that:

              a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

              b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

              c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

              d.     Complete redemption occurs at the end of the 1-, 5-, or 10-
                     year  periods  or  fractional   portion  thereof  with  all
                     nonrecurring charges deducted accordingly.


The Funds' average annual total return (after taxes on distributions and redemptions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2002, is presented below. No performance information is shown for the Focused International Equity Portfolio since it has not had 1 full calendar year of operations. No performance information is shown for Class X since they have had 1 full calendar year of operations; however, information for these classes is computed in the same manner as described herein, are as follows:

       Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2002.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS A SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)             0.47%              -9.89%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)        4.78%              -9.65%              1.56%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)        -1.64%             -12.18%             -0.84%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                     4.59%              -2.42%              1.16%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)              0.97%              -8.04%              1.42%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)        0.00%             -10.88%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)      -0.26%              -7.30%              0.42%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(5)         1.93%             -13.15%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(6)             -33.55%            -20.52%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000


--------------------------------------- ----------------- ------------------- ------------------ -------------------
CLASS B SHARES                               SINCE               ONE                FIVE                TEN
                                           INCEPTION             YEAR               YEARS              YEARS
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(4)              0.55%              -9.25%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)         5.00%              -9.08%              1.79%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(1)         -1.36%             -11.57%             -0.69%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                      4.81%              -1.62%              1.35%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(1)               1.20%              -7.23%              1.56%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(2)         0.20%             -10.25%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(1)        0.02%              -6.65%              0.58%                --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(5)          2.29%             -12.52%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------
Focused Technology Portfolio(6)             -33.33%             -20.00%               --                  --
--------------------------------------- ----------------- ------------------- ------------------ -------------------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS II SHARES(1)                         INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth Portfolio(5)             0.66%              -8.25%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(3)        4.14%              -7.93%              1.86%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(2)        -1.34%             -10.47%             -0.53%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(3)                     3.75%              -0.46%              1.45%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(2)              1.19%              -6.22%              1.69%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(4)        0.37%              -9.17%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(2)      -0.01%              -5.53%              0.69%                --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(6)         2.74%             -11.57%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(7)             -33.12%            -19.19%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) Previously designated as Class C shares other than for the Focused Large-Cap Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of November 19, 1996.
(4) From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6) From date of inception of November 1, 1999.
(7) From date of inception of May 22, 2000.

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS I SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Value Portfolio(1)           --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(1)                       --                  --                 --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Growth(2)                       -17.72%             -6.65%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

-------------------------------------- ------------------ ------------------- ------------------ -------------------
                                             SINCE               ONE                FIVE                TEN
CLASS Z SHARES                             INCEPTION             YEAR               YEARS              YEARS
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Growth Portfolio(3)        -6.85%              -7.65%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Technology Portfolio(4)             -41.27%             -17.70%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Growth and Income Portfolio(5)      -16.38%              -3.71%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Multi-Cap Growth Portfolio(6)         0.62%              -6.20%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused Large-Cap Value Portfolio(6)         -2.13%              -8.81%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
Focused 2000 Value Portfolio(6)               1.04%              -4.47%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------
SunAmerica Value Fund(6)                      0.63%               1.50%               --                  --
-------------------------------------- ------------------ ------------------- ------------------ -------------------

----------
(1) From date of  inception  of November  16, 2001
(2) From date of inception of July 7, 2000
(3)  From  date of  inception  of July 7,  1999
(4) From date of inception of October 3, 2000
(5) From date of  inception of October 6, 2000
(6) From date of inception of April 1, 1998

COMPARISONS

       Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

              o Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

              o Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

              o Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

              o The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

              o Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

              o Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

              o CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

              o Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

              o Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

              o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

              o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

              o Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

              o Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

              o Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

              o Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

              o Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

              o Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

              o Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

              o      Salomon   Brothers  High  Grade  Corporate  Bond  Index  --
                     consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

              o Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

              o Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                           Australian Dollars            Netherlands Guilders
                           Canadian Dollars              Swiss Francs
                           European Currency Units       UK Pound Sterling
                           French Francs                 U.S. Dollars
                           Japanese Yen                  German Deutsche Marks

              o J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

              o Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

              o NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

              o The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

              o First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

              o Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

              o Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

              o Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

              o Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

              o Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

              o Russell 2000 Growth Index-- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

              o NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

              o      Russell 3000 Growth Index -- measures  the  performance  of
                     those   Russell   3000   Index    companies   with   higher
                     price-to-book ratios and higher forecasted growth values.

              o Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

              o Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

              o Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

              o Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

       In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

       Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

       Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

       If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

       Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

       As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

       Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

       Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

       Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

       Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

       Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

       Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

       The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

       A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

       Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A
Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

       Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

       A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 30% in the year 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

       The Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio and Focused International Equity Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

       Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

       The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

       Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

       Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(K)

       The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

       The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

TAX-SHELTERED CUSTODIAL ACCOUNTS

       Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

       Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

       A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

       This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

       Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

       Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

       Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).


       Currently, ten Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Focused 2000 Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the SunAmerica Value Fund, the Focused 2000 Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, and the Focused International Equity Portfolio. The Focused 2000 Portfolio and Focused Multi-Cap Value Portfolio is divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Focused Multi-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused 2000 Value Portfolio, Focused Large-Cap Growth Portfolio, Focused Technology Portfolio and Focused Multi-Cap Value Portfolio are divided into four classes of shares, designated as Class A, Class B, Class II and Class Z. The SunAmerica Value Fund is divided into Class A, Class B, Class II, Class I and Class Z. The Focused Growth and Income Portfolio is divided into five Classes of shares, designated as Class A, Class B, Class II, Class X and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


       Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.


       The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule
12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class X shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.


       The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE


       The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2002. There are no sales charges for Class I or Class X shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

-------------------------------------------------------------------------------------------------------------------
                                                             FOCUSED MULTI-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                               CLASS A          CLASS B**          CLASS II+          CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets.................................. 85,244,230        118,177,427        38,883,701         1,246,930
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ...............  6,386,005         9,291,571          3,057,611          90,411
-------------------------------------------------------------------------------------------------------------------
Net Asset  Value Per  Share  (net  assets
divided by number of shares) ...............    13.35             12.72              12.72             13.79
-------------------------------------------------------------------------------------------------------------------
Sales  charge  for Class A Shares:  5.75%
of  offering  price  (6.10%  of net asset
value per share)* ..........................    0.81                --                --                --
-------------------------------------------------------------------------------------------------------------------
Sales  charge for Class II Shares:  1.00%
of  offering  price  (1.01%  of net asset
value per share)*...........................     --                 --                --                --
-------------------------------------------------------------------------------------------------------------------
Offering Price..............................    14.16                                 --                --
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                              FOCUSED LARGE-CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                              CLASS A           CLASS B**          CLASS II+          CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets...............................   26,268,711         32,260,621         33,297,067          773,434
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ............    2,363,792          2,977,878          3,069,770           68,207
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ............      11.11              10.83              10.85             11.34
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* .......................      0.68                --                 --                 --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of net
asset value per share)*..................       --                 --                0.11                --
-------------------------------------------------------------------------------------------------------------------
Offering Price...........................      11.79               --                10.96               --
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                                 SUNAMERICA VALUE FUND
-------------------------------------------------------------------------------------------------------------------
                                           CLASS A           CLASS B**           CLASS II+           CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets............................   50,975,203          78,583,761         18,504,475           359,565
-------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ..........................    3,485,455          5,587,696           1,315,858            24,018
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........      14.63              14.06               14.06              14.97
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:            0.89                 --                 --                  --
5.75% of offering price (6.10% of
net asset value per share)* ..........
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:            --                  --                0.14                 --
1.00% of offering price (1.01% of
net asset value per share)*...........
-------------------------------------------------------------------------------------------------------------------
Offering Price........................      15.52                --                14.20                --
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                              FOCUSED 2000 VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                          CLASS A           CLASS B**            CLASS II+             CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets............................   43,321,899         44,538,010          50,880,745           1,594,630
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding .........   3,280,629          3,492,333            3,986,316            117,550
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........     13.21              12.75                12.76               13.,57
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* ..........     0..81                --                  --                   --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*...........       --                 --                 0.13                  --
-------------------------------------------------------------------------------------------------------------------
Offering Price........................     14.02                --                 12.89                 --
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                                     FOCUSED 2000 GROWTH
-------------------------------------------------------------------------------------------------------------------
                                              CLASS A           CLASS B**          CLASS II+          CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets...............................   10,856,130         14,374,556         22,029,086         4,854,439
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ............    1,062786           1,462,066          2,244,529          471,351
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ............      10.21              9.83               9.81              10.30
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* .......................      0.62                --                 --                 --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of net
asset value per share)*..................       --                 --                0.10                --
-------------------------------------------------------------------------------------------------------------------
Offering Price...........................      10.83               --                9.91                --
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                           FOCUSED LARGE-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                          CLASS A           CLASS B**            CLASS II+            CLASS Z++
-------------------------------------------------------------------------------------------------------------------
Net Assets............................  273,034,232        414,904,047          458,334,525          8,784,782
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding .........   21,307,638         33,347,137          36,839,095            677,318
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........     12.81              12.44                12.44               12.97
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* ..........      0.78                --                  --                   --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*...........       --                 --                 0.13                  --
-------------------------------------------------------------------------------------------------------------------
Offering Price........................     13.60                --                 12.57                 --
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                              FOCUSED TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                          CLASS A            CLASS B**           CLASS II+             CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets............................   18,034,045         13,367,841          17,136,892            549,275
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding .........   6,461,163          4,852,556            6,226,991            193,822
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........      2.79               2.75                2.75                 2.83
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* ..........      0.17                --                  --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*...........       --                 --                 0.03
-------------------------------------------------------------------------------------------------------------------
Offering Price........................      2.96                --                  --
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

+ Class II shares (previously designated as Class C shares other than for the Focused Multi-Cap Value, Focused International Equity, Focused Technology and Focused Large-Cap Growth Portfolios) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                             FOCUSED GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                            CLASS A       CLASS B**      CLASS II+        CLASS Z++       CLASS X
-------------------------------------------------------------------------------------------------------------------
Net Assets............................    59,185,709     65,824,795      85,093,572       335,859        7,782,114
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding .........     4,915,577      5,655,276      7,316,849         27,597         645,064
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........       12.04          11.64          11.63           12.17           12.06
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* ....................       0.73            --              --              --              --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of net
asset value per share)*...............        --             --             0.12             --              --
-------------------------------------------------------------------------------------------------------------------
Offering Price........................       12.77           --            11.75             --              --
-------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                                 FOCUSED MULTI-CAP VALUE
-------------------------------------------------------------------------------------------------------------------
                                          CLASS A            CLASS B             CLASS II+             CLASS Z
-------------------------------------------------------------------------------------------------------------------
Net Assets............................  128,255,000        169,874,934          209,028,538          12,801,401
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding .........   9,550,317          12,899,114          15,879,253            952,727
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) .........     13.43              13.17                13.16               13.44
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* ..........      0.82                --                  --                   --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*...........       --                 --                 0.13                  --
-------------------------------------------------------------------------------------------------------------------
Offering Price........................     14.25                --                 13.29                 --
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

-------------------------------------------------------------------------------------------------------------------
                                                         FOCUSED INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                               CLASS A                  CLASS B**                  CLASS II
-------------------------------------------------------------------------------------------------------------------
Net Assets..............................     17,225,009                 5,097,145                 10,349,815
-------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding ...........      1,434,239                  426,940                   867,610
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares) ...........        12.01                     11.94                     11.93
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* ............        0.73                        --                        --
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)*.............         --                         --                       0.12
-------------------------------------------------------------------------------------------------------------------
Offering Price..........................        12.74                       --                      12.05
-------------------------------------------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

REPORTS TO SHAREHOLDERS

       The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

       State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS


       The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

       Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

       A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.


                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

       The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

       Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

       --  Leading market positions in well established industries

       --  High rates of return on funds employed

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

       -- Well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

       If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

       Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.


                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

       A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

       The   ratings  are  based,   in  varying   degrees,   on  the   following
considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

       A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

              Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

       BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

       B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


                                   Appendix-3

       CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

       CI The rating CI is reserved for income bonds on which no interest is being paid.

       D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

       L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

       * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

       NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

       Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

       Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

       A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

       B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

       C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

       The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.





                                   Appendix-5

                             SUNAMERICA EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 28, 2003



Harborside Financial Center                         General Marketing and
3200 Plaza 5                                        Shareholder Information
Jersey City, NJ 07311                               (800) 858-8850


     SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of seven different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, Focused Dividend Strategy Portfolio and SunAmerica International Equity Fund. Each Fund has distinct investment objectives and strategies.



     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated January 28, 2003 and the Focused Portfolios Prospectus dated January 28, 2003. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. Each Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

HISTORY OF THE TRUST...........................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................34
TRUSTEES AND OFFICERS.........................................................36
COMPENSATION TABLE............................................................43
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR...........44
ADVISORY FEES.................................................................46
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................53
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................55
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................65
EXCHANGE PRIVILEGE............................................................66
DETERMINATION OF NET ASSET VALUE..............................................67
PERFORMANCE DATA..............................................................68
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................82
RETIREMENT PLANS..............................................................86
DESCRIPTION OF SHARES.........................................................88
ADDITIONAL INFORMATION........................................................90
FINANCIAL STATEMENTS..........................................................93
APPENDIX......................................................................95


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

     This Statement of Additional Information relates to the seven different investment Funds of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The seven Funds are:
SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), Focused Dividend Strategy Portfolio and SunAmerica International Equity Fund ("International Equity Fund").


                              HISTORY OF THE TRUST

     The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. All of the Funds except the International Equity Fund and the Focused Dividend Strategy Portfolio are diversified.

     AIG SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained AIG Global Investment Corp. ("AIGGIC") to provide subadvisory services to the International Equity Fund. The term "Adviser" is used to refer to SunAmerica or AIGGIC, as applicable.

     On June 18, 1996, the Trustees authorized the designation of Class Z shares of the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.

     On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

     The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

     On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998.

     On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

     On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to Growth Opportunities Fund. The name change became effective September 13, 1999.

     On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.

     On August 22, 2001, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Style Select Series, Inc. (the "Prior International Fund") and three series of North American Funds. The offering of International Equity Fund's Class A, B, II and I shares commenced on November 16, 2001. The Trustees also authorized, to commence offering on November 16, 2001,

Class I shares for Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.

     On November 29, 2001, the Trustees authorized the designation of Class X shares of the Growth Opportunities Fund. The offering of such class X shares commenced on January 30, 2002.


     On December 30, 2002, the Trustees adopted a resolution to change the name of the SunAmerica "Dogs" of Wall Street Fund to the Focused Dividend Strategy Portfolio. The name change became effective January 2, 2003.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of each of the Funds are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds -- Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

ILLIQUID AND RESTRICTED SECURITIES

     No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

FIXED INCOME SECURITIES


     Each Fund, except Focused Dividend Strategy Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.


     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.

     The Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

     The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 15% of total assets (measured at the time of investment) in securities rated below investment grade.

     The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

     As described above, debt securities in which the Growth and Income, Balanced Assets and International Equity Funds may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix. No minimum rating standard is required for a purchase by the Fund.

     Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

     Fixed income securities in which the Growth and Income and International Equity Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS


     In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). Focused Dividend Strategy Portfolio may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.


     Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Commercial Paper

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

Certificates of Deposit and Bankers' Acceptances

     Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations

     Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

Repurchase Agreements

     See the section entitled "Repurchase Agreements" above.

U.S. Government Securities


     Each Fund except Focused Dividend Strategy Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.


     Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

     Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Mortgage-backed Securities

     The Balanced Assets and International Equity Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets and International Equity Funds to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets and International Equity Funds may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

          FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

          Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Balanced Assets and International Equity Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

          Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, the Fund may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

          Stripped Mortgage-Backed Securities. The Balanced Assets and International Equity Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

INVESTMENT IN SMALL, UNSEASONED COMPANIES


     As described in the Prospectus, the Growth Opportunities and New Century Funds will invest, and each other Fund except for Focused Dividend Strategy Portfolio may invest, in the securities of small companies having market capitalizations under $1.3 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.



     Companies with market capitalization of $1.3 billion to $7.87 billion ("mid-cap companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.


WARRANTS AND RIGHTS

     Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

FOREIGN SECURITIES


     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund except Focused Dividend Strategy Portfolio is authorized to invest without limitation in foreign securities. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.


     Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

FOREIGN SECURITIES


     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund except Focused Dividend Strategy Portfolio is authorized to invest without limitation in foreign securities. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.


     Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S.

markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

     The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

     Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Brady Bonds

     The International Equity Fund may invest in "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

     Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

INVESTMENT COMPANIES

     All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

     The International Equity Fund may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

     Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

     The International Equity Fund may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES OF FOCUSED DIVIDEND STRATEGY PORTFOLIO


     Focused Dividend Strategy Portfolio will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by Focused Dividend Strategy Portfolio will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Focused Dividend Strategy Portfolio's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Focused Dividend Strategy Portfolio's portfolio is automatically exchanged for a stock of another company, Focused Dividend Strategy Portfolio will hold the newly acquired stock until such time as Focused Dividend Strategy Portfolio's entire portfolio is rebalanced; however, Focused Dividend Strategy Portfolio would not add to this position when it invests new cash flow. In the event that Focused Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Focused Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

DIVERSIFICATION


     All of the Funds except the Focused Dividend Strategy Portfolio and International Equity Funds are classified as "diversified" for purposes of the 1940 Act. As "non-diversified" funds, the Funds are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.



     All of the Funds, including Focused Dividend Strategy Portfolio and International Equity Fund, intend to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of Focused Dividend Strategy Portfolio's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.


LOANS OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

DERIVATIVES STRATEGIES


     Each Fund may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that Focused Dividend Strategy Portfolio does not intend to write call options on securities traded on foreign securities exchanges. After any sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


     In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

     The Balanced Assets and International Equity Funds also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

HEDGING STRATEGIES


     For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). In addition, the International Equity Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, except with respect to Focused Dividend Strategy Portfolio, (v) reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. Focused Dividend Strategy Portfolio does not intend to use

Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.


     For the International Equity Fund, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


     Each Fund except Focused Dividend Strategy Portfolio may use spread transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Focused Dividend Strategy Portfolio does not intend to use this strategy. Additional information about the Hedging Instruments the Funds may use is provided below.

OPTIONS


          Options on Securities. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities except that Focused Dividend Strategy Portfolio does not intend to engage in yield curve options or options on debt securities.


     When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss, which can be significant if the Fund does not own the securities subject to the call, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a

Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment that a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


          Options on Foreign Currencies. Each Fund except Focused Dividend Strategy Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.


          Options on Securities Indices. As noted above under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

          Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


     As noted above, each Fund except Focused Dividend Strategy Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          Options on Futures. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

Forward Contracts


     Each Fund except Focused Dividend Strategy Portfolio may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.


     A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

     A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds, except Focused Dividend Strategy Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

     A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Hedging Instruments

     Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

     In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

     Other Derivatives Strategies

     In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

DOLLAR ROLLS

     The Funds may enter into "dollar rolls" in which the Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SHORT SALES

     The International Equity Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

     Each Fund, except Focused Dividend Strategy Portfolio, may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.


     A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

LEVERAGE


     In seeking to enhance investment performance, Focused Dividend Strategy Portfolio, the New Century Fund, the Growth and Income Fund and the International Equity Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.


SPECIAL SITUATIONS

     A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

     The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

     Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions, no Fund may:


     1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to Focused Dividend Strategy Portfolio and International Equity Fund.


     2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to Focused Dividend Strategy Portfolio and International Equity Fund.


     3. (a) For all Funds except International Equity Fund: Purchase securities on margin, borrow money or pledge their assets, except that "Dogs" of Wall Street

          Fund, the New Century Fund and the Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by Focused Dividend Strategy Portfolio or Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.


               (b) For International Equity Fund: Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets) and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     4. Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry, except that Focused Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.


     5. Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and
          (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate, except that "Dogs" of Wall Street may engage in such transactions for speculation.

     6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

     7. Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

     8. Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

          The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

     9. For all Funds except International Equity Fund: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

     10. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

     11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     12. For the International Equity Fund: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

     The following table lists the Trutees and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Style Select Series, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Strategic Investment Series, Inc. and the Trust. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees."

     DISINTERESTED TRUSTEES

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time     Principal Occupation       Overseen by     Other Directorships
Name and Date of Birth       Fund           Served             during the last 5 years    Trustee/1/      Held by Trustee/2/
---------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith         Trustee        17 years           Retired; formerly,         45              Board of Directors of
DOB: February 21, 1933                                         President and General                      BJ's Wholesale Club;
                                                               Manager, WCVB-TV, a                        Board of Directors of
                                                               division of the                            the Boston Stock
                                                               Hearst Corp. (1982                         Exchange
                                                               to 1994);
                                                               Director/Trustee of
                                                               SAMF and Anchor
                                                               Series Trust ("AST").
---------------------------------------------------------------------------------------------------------------------------------

----------
/1/ The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (12 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (33 portfolios), Season Series Trust (19 portfolios).

/2/ Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time     Principal Occupation       Overseen by     Other Directorships
Name and Date of Birth       Fund           Served             during the last 5 years    Trustee/1/      Held by Trustee/2/
---------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Trustee        3 years/3/         Retired                    75              Director, Compaq
DOB: October 6, 1945                                           Administrator.                             Computer Corporation
                                                               Director, VALIC                            (1992 to present);
                                                               Company I (November                        Director, A.G. Belo
                                                               1998 to present);                          Corporation (1992 to
                                                               Director, VALIC                            present); Director,
                                                               Company II, (August                        Sysco Corporation
                                                               1998 to present);                          (1996 to present);
                                                               Director/Trustee of                        Director, Luby's,
                                                               SAMF and SunAmerica                        Inc. (1998 to
                                                               Senior Floating Rate                       present); Director,
                                                               Fund, Inc. ("SASFR").                      University of Texas
                                                               Formerly, President,                       Board of Regents (May
                                                               United Way of the                          2001 to present).
                                                               Texas Gulf Coast                           Formerly, Director,
                                                               (1992-1998);                               CypressTree Senior
                                                                                                          Floating Rate Fund,
                                                                                                          Inc. (June 2000 to May
                                                                                                          2001); Formerly
                                                                                                          Director, USLIFE Income
                                                                                                          Fund, Inc. (November
                                                                                                          1998 to December 2001);
                                                                                                          Formerly, Director,
                                                                                                          Houston Branch of the
                                                                                                          Federal Reserve Bank of
                                                                                                          Dallas (1992-2000);
                                                                                                          Formerly, Board Member,
                                                                                                          Sisters of Charity of
                                                                                                          the Incarnate Word
                                                                                                          (1996-1999).
---------------------------------------------------------------------------------------------------------------------------------
William F. Devin             Trustee        3 years/3/         Director/Trustee of        75              Member of the Board
DOB: December 30, 1938                                         SAMF; SASFR; VALIC                         of Governors, Boston
                                                               Company I and VALIC                        Stock Exchange
                                                               Company II. Vice                           (1985-Present);
                                                               President, Fidelity                        formerly, Executive;
                                                               Capital Markets, a                         formerly, Director
                                                               division of National                       Cypress Tree Senior
                                                               Financial Services                         Floating Rate Fund,
                                                               Corporation                                Inc. (October
                                                               (1966-1996)                                1997-May 2001)
---------------------------------------------------------------------------------------------------------------------------------

-----------
/3/     Included time served on acquired company Board.

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held With      Length of Time     Principal Occupation       Overseen by     Other Directorships
Name and Date of Birth       Fund           Served             during the last 5 years    Trustee/1/      Held by Trustee/2/
---------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    16 years           Attorney, solo             46              Director of North
DOB: March 7, 1940           the Board                         practitioner,                              European Oil Royal
                                                               Chairman of the                            Trust
                                                               Boards of
                                                               Directors/Trustees of
                                                               SAMF and AST.
                                                               Director of SASFR.
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Trustee        17 years           Partner and Managing       46              None
DOB: May 10, 1943                                              Member of B.B.
                                                               Associates LLC
                                                               (menswear specialty
                                                               retailing and other
                                                               activities)since June
                                                               1988; Director/Trustee
                                                               of SAMF, AST and SASFR.
---------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa            Director       16 years           Founder and Chairman       37              Director, Real Estate
DOB: July 18, 1929                                             of the Board of the                        Business Service and
                                                               Sterpa Group                               Countrywide Financial
                                                               (real estate) since
                                                               1962; Director/Trustee
                                                               of SAMF.
---------------------------------------------------------------------------------------------------------------------------------



INTERESTED TRUSTEES

                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held with      Length of Time     Principal Occupations      Overseen by     Other Directorships
Name and Date of Birth       Company        Served             During Past 5 Years        Trustee/1/      Held by Trustee/2/
---------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck/4/          Trustee        7 years            Director and President,    83              None
DOB: January 23, 1954                                          the Adviser, since
                                                               August 1995; Director,
                                                               AIG SunAmerica Capital
                                                               Services, Inc.
                                                               ("SACS"), since August
                                                               1993; Director and
                                                               President, AIG
                                                               SunAmerica Fund
                                                               Services, Inc.
                                                               ("SAFS"), since May
                                                               1988; Director, AIG
                                                               Financial Adviser
                                                               Services, Inc.
                                                               ("AIGFAS") since 2000;
                                                               Director VALIC Company
                                                               I and VALIC Company II
                                                               since October 2001.
                                                               Director/Trustee of AST
                                                               and SASFR.
---------------------------------------------------------------------------------------------------------------------------------

-----------
/4/ Mr. Harbeck is considered to be an Interested Trustee because he serves as President and CEO of the Adviser, Director of AIGFAS, Director of SACS and Director and President of SAFS.

     OFFICERS


                                                                                          Number of
                                                                                          Portfolios in
                                                                                          Fund
                             Position(s)                                                  Complex
                             Held With      Length of Time     Principal Occupations      Overseen by     Other Directorships
Name and Date of Birth       Company        Served             During Past 5 Years        Trustee/1/      Held by Trustee/2/
---------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz             Vice           7 Years            Executive Vice             N/A             N/A
DOB: October 14, 1958        President                         President of the
                                                               Adviser, since April
                                                               1996; Director and
                                                               Chairman of the
                                                               Board, AIGFAS since
                                                               February 2000; Vice
                                                               President, SAMF since
                                                               November 1999;
                                                               Director and
                                                               President, SACS,
                                                               since April 1996.
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Zakem              President      11 Years           Senior Vice President      N/A             N/A
DOB: January 26, 1958                                          and General Counsel,
                                                               the Adviser, since
                                                               April 1993; Executive
                                                               Vice President,
                                                               General Counsel and
                                                               Director, SACS, since
                                                               August 1993; Vice
                                                               President, General
                                                               Counsel and Assistant
                                                               Secretary, SAFS,
                                                               since January 1994;
                                                               Vice President, SAST,
                                                               APF and Seasons;
                                                               Assistant Secretary,
                                                               SAST and APF, since
                                                               September 1993;
                                                               Assistant Secretary,
                                                               Seasons, since April
                                                               1997; Secretary of
                                                               SAMF, AST and SASFR
                                                               from 1992-2002. Vice
                                                               President and Assistant
                                                               Secretary of VALIC I and
                                                               VALIC II since 2001.
---------------------------------------------------------------------------------------------------------------------------------


     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS (the "Distributor") and other affiliates.


     The Trust pays each Trustee who is not an interested person of the Trust or SunAmerica (each a "Disinterested Trustee") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in SAMF. In addition, each disinterested Trustee receives $20,000 in annual compensation from AST. Also, each Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each

Disinterested Trustee of the retail funds in SAMF also receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.


     The Board of Trustees has established two committees, i.e., Audit and Nominating.

     Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SAMF and SASFRF as well as AST. With respect to the Fund, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Fund. The Audit Committee met twice during the fiscal year ended December 31, 2002.


     The Nominating Committee recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2002.


     The Trustees (and Directors) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SAMF with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SAMF for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest of 8.5%.

     As of January 6, 2003, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares.



     The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' outstanding shares as of January 6, 2003: SunAmerica Growth and Income - Class Z - Fidelity Investments Institutional Operations Co. (FIIOC) as agent for certain non-qualified employee benefit plans, Covington, KY 41015 - owned 77%; SunAmerica Asset Management Corp., Attn: Manpratap Shiwnath, Jersey City, NJ 07311 - owned 22%; Sunmerica Growth Opportunities - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 6%; Focused Dividend Strategy - Class A - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 15%; Prudential Securities Inc. for the benefit of its customers, New York, NY 10004 - owned 6%; Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 18%; Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 19%; SunAmerica New Century - Class II
- Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 7%; Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - owned 94%; AIG SunAmerica Asset Management Corp., Attn:
Manpratap Shiwnath, Jersey City, NJ 07311 - owned 5%; SunAmerica International Equity - Class B - VALIC Seed Account, Houston, TX 77019 - owned 5%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.


     TRUSTEE OWNERSHIP OF FUND SHARES


     The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2002.



                                                                   Aggregate Dollar Range of
                                                                   Equity Securities in All
                                                                   Registered Investment
                                                                   Companies Overseen by
                            Dollar Range of Equity                 Trustee in Family of
Name of Trustee             Securities in the Fund/1/              Investment Companies/2/
----------------------------------------------------------------------------------------------------
S. James Coppersmith                  None                              $10,001-$50,000
----------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                  None                                   None
----------------------------------------------------------------------------------------------------
William F. Devin                      None                                   None
----------------------------------------------------------------------------------------------------


----------
/1/ Where a Portfolio is not listed with respect to a Trustee, the Trustee held no shares of the Portfolio.

/2/ Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (8 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), APF (7 series), SAST (33 portfolios) and Seasons (19 portfolios).

/3/     Interested Trustee

----------------------------------------------------------------------------------------------------
Samuel M. Eisenstat         New Century Fund - $1-$10,000                     $10,001-$50,000
----------------------------------------------------------------------------------------------------
Stephen J. Gutman                           None                                   None
----------------------------------------------------------------------------------------------------
Sebastiano Sterpa                           None                                 >$100,000
----------------------------------------------------------------------------------------------------
Peter A. Harbeck/3/         Growth Opportunites Fund -                           >$100,000
                            $50,001-$100,000
                            Growth and Income Fund - >$100,000
                            New Century Fund - $10,001-$50,000
                            International Equity Fund $1-$10,000
----------------------------------------------------------------------------------------------------


     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 2002. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.


                               COMPENSATION TABLE


                                                 PENSION OR RETIREMENT                        TOTAL COMPENSATION FROM
                               AGGREGATE          BENEFITS ACCRUED AS     ESTIMATED ANNUAL     REGISTRANT AND FUND
                           COMPENSATION FROM         PART OF TRUST          BENEFITS UPON         COMPLEX PAID TO
TRUSTEE                          TRUST                 EXPENSES*             RETIREMENT              TRUSTEES*
-----------------------------------------------------------------------------------------------------------------------
S. James Coppersmith            $ 10,772                $ 9,738               $ 28,757               $  75,000
-----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat             $ 11,259                $ 8,515               $ 49,017               $  88,540
-----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman               $ 10,768                $ 8,585               $ 64,594               $  84,540
-----------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa **            $ 10,909                $ 2,486               $ 10,104               $  53,333
-----------------------------------------------------------------------------------------------------------------------
William F. Devin ***            $  9,680                      -               $ 17,334               $ 111,422
-----------------------------------------------------------------------------------------------------------------------
Judith L. Craven ***            $  9,680                      -                      -               $ 114,422
-----------------------------------------------------------------------------------------------------------------------

     *    Information is as of September 30, 2002

     **   Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

     *** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16, 2001.

                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.



     SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as investment manager to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of September 30, 2002, SunAmerica managed, advised and/or administered in excess of $29.7 billion of assets. SunAmerica is a wholly owned subsidiary of AIG SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

     Under the Advisory Agreement, SunAmerica selects and manages the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained AIGGIC as subadviser with respect to the International Equity Fund.

     In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rate of .75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million, except that SunAmerica receives a fee from Focused Dividend Strategy Portfolio and International Equity Fund, payable monthly, computed daily at the annual rate of ..35% and 1.00%, respectively, of average daily net assets.

                 ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

     The Board of Trustees of the Fund, including the Disinterested Trustees, approved the continuation of the Fund's Advisory Agreement with the Adviser with respect to each Portfolio for an additional one-year period. In approving the continuation of the Fund's Advisory Agreement, the Board, including the Disinterested Trustees, considered (i) the reasonableness of the Advisory fee in light of the nature and quality of Advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices,
(iii) the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds, (v) economics of scale, (vi) the terms of the agreement, (vii) the overall organization of the Adviser, as well as the Adviser's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by the Adviser in connection with soft dollar commissions.

     In addition, the Board reviewed the Code of Ethics of the Adviser, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

     In making their determination regarding the nature and quality of the Adviser's services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by SunAmerica's research teams. The Trustees received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Trustees. In reviewing performance, the Trustees particularly reviewed the relative rankings of each portfolio, manager and subadviser, and with respect to those Portfolios with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by the Adviser, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Trustees analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Trustees reviewed the Portfolios' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the Advisor. Where applicable, the Trustees considered that the Portfolios' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. The Board also considered that the Focused Portfolios are multi-managed and its effect on expenses related to administration, research and management. The Trustees also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other fully diversified strategies. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered SunAmerica's relationships with its affiliates and the resources available to them.

     Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Disinterested Trustees, concluded that the existing Advisory fee structures are fair, reasonable, and that the existing Advisory Agreement should be continued.

     The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Trustees or by the holders of a majority of each Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Advisory Agreement, the Adviser is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement, and the amount waived by SunAmerica for the fiscal years ended September 30, 2002, 2001 and 2000.


                                  ADVISORY FEES

                          ADVISORY FEES*                                        ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------------------
FUND                        2002            2001           2000          2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Blue Chip
 Growth Fund            $ 1,179,169      $ 1,299,503    $ 1,525,968       -              -              -
-----------------------------------------------------------------------------------------------------------------
Growth Opportunities
 Fund                   $ 1,424,430      $ 2,114,794    $ 1,512,865       -              -              -
-----------------------------------------------------------------------------------------------------------------
New Century Fund        $ 1,082,836      $ 1,824,596    $ 2,670,121       -              -              -
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund  $ 2,421,639      $ 2,133,350    $ 2,217,243       -              -              -
-----------------------------------------------------------------------------------------------------------------

                          ADVISORY FEES*                                        ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------------------
FUND                         2002           2001           2000          2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Balanced Assets Fund    $ 2,675,924      $ 3,253,876    $ 3,730,199       -              -              -
-----------------------------------------------------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio     $   205,740      $   191,885    $   349,698       -              -              -
-----------------------------------------------------------------------------------------------------------------
International Equity
 Fund                   $ 1,018,427      $ 1,007,157**  $ 1,225,017**
-----------------------------------------------------------------------------------------------------------------


     *    Without giving effect to voluntary fee waivers or expense
          reimbursements.
     **   Includes amounts paid by the prior International Equity Fund


The following table sets forth the fee waivers and expense reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2002, 2001 and 2000.


                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS


FUND                                         2002
----------------------------------------------------------------------------------------
                          CLASS A    CLASS B     CLASS I    CLASS II   CLASS Z   CLASS X
----------------------------------------------------------------------------------------
Blue Chip Growth Fund           -          -    $ 11,309    $    433         -         -
----------------------------------------------------------------------------------------
Growth Opportunities
 Fund                           -          -    $ 10,519           -  $      -  $  2,937
----------------------------------------------------------------------------------------
New Century Fund                -          -    $  9,825    $ 10,764  $ 28,784         -
----------------------------------------------------------------------------------------
Growth and Income Fund          -          -    $ 11,329           -  $ 28,232         -
----------------------------------------------------------------------------------------
Balanced Assets Fund            -          -    $  8,195    $  1,725         -         -
----------------------------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio      $ 30,132   $ 56,890           -    $ 55,126         -         -
----------------------------------------------------------------------------------------
International Equity**   $ 25,647   $ 17,955    $ 16,728    $ 26,343         -         -
----------------------------------------------------------------------------------------

FUND                                   2001
-----------------------------------------------------------------
                          CLASS A   CLASS B   CLASS II    CLASS Z
-----------------------------------------------------------------
Blue Chip Growth Fund           -         -   $  3,061          -
-----------------------------------------------------------------
Growth Opportunities
 Fund                           -         -          -          -
-----------------------------------------------------------------
New Century Fund                -         -   $  4,130   $  6,679
-----------------------------------------------------------------
Growth and Income Fund          -         -   $    154   $ 10,884
-----------------------------------------------------------------
Balanced Assets Fund     $ 16,055         -          -          -
-----------------------------------------------------------------
Focused Dividend
 Strategy Portfolio      $ 31,680  $ 56,777   $ 64,634          -
-----------------------------------------------------------------
International Equity**          -         -          -          -
-----------------------------------------------------------------

FUND                                   2000
-------------------------------------------------------------------
                          CLASS A    CLASS B    CLASS II*   CLASS Z
-------------------------------------------------------------------
Blue Chip Growth Fund            -          -    $  7,812         -
-------------------------------------------------------------------
Growth Opportunities
 Fund                            -          -    $  1,810         -
-------------------------------------------------------------------
New Century Fund                 -          -    $  3,580  $ 21,496
-------------------------------------------------------------------
Growth and Income Fund           -          -    $  2,950  $ 31,980
-------------------------------------------------------------------
Balanced Assets Fund             -          -    $ 13,300         -
-------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio       $ 52,356   $102,011    $134,637         -
-------------------------------------------------------------------
International Equity**           -          -           -         -
-------------------------------------------------------------------


* Class II shares were previously designated as Class C shares except for Focused Dividend Strategy Portfolio.
**   The fee waivers and expense reimbursements made to the Prior International
Fund by SunAmerica for the fiscal years ended October 31, 2001 and 2000 were $61,640 and $84,141 respectively.


AIGGIC

     AIGGIC acts as subadviser to the International Equity Fund pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreement").

     In its capacity as subadviser, AIGGIC performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the AIGGIC's fees. AIGGIC is a wholly owned subsidiary of AIG and an affiliate of SunAmerica.


     The annual rate of fees that SunAmerica pays to AIGGIC is equal to .470% of the average daily net assets of the Fund. For the fiscal year ended September 30, 2002, SunAmerica paid AIGGIC $477,072.

     The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of AIGGIC (and its affiliates), AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify AIGGIC (and its affiliates) from any liability arising from AIGGIC's conduct under the Subadvisory Agreement.


               ANNUAL BOARD APPROVAL OF THE SUBADVISORY AGREEMENT

     The Board of Trustees, including all of the Independent Trustees, considered and approved the Subadvisory Agreements with respect to the Portfolio. In approving the Subadvisory Agreements, the Board considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadvisers; the amount and structure of the investment advisers' fees generally and the fees payable under the Subadvisory Agreement; comparative fee information of the Portfolios and representative peer groups; the Portfolio's investment performance compared to selected peer groups, and to an appropriate combination of indices; economies of scale; the Subadvisers' profitability and the terms of the Agreements; and the management personnel and operations of the Subadvisers. The Trustees' considerations thereto are described above. As noted above, the materials provided to the Board by Lipper contained comparative fee and performance information. The Trustees considered this information as well as the level of assistance and diligence provided by each subadvisor with respect to marketing support, compliance and other matters. The Board also considered that the subadvisory fees are paid by the Adviser and not the Portfolios. In addition, the Board reviewed the Codes of Ethics of the Subadvisers, and determined that they contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Fund personnel in connection with their personal transactions in securities held or to acquired by the Fund.



     After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreements were in the best interests of the Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.



     The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the

Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.


PERSONAL SECURITIES TRADING

     The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.

     AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

THE DISTRIBUTOR


     The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).


     SACS serves as Distributor of Class I shares and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

     Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

     The Trust, on behalf of each Class I share, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund's Class I shares.

DISTRIBUTION PLANS

     Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B, and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan", and the "Class II Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class I, Class X or Z shares.

     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

     It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.


     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 2002, 2001 and 2000.




              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

FUND                                   2002                                2001                                  2000
------------------------------------------------------------------------------------------------------------------------------------
                         CLASS A      CLASS B    CLASS II    CLASS A      CLASS B      CLASS II    CLASS A      CLASS B     CLASS II
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund   $ 295,497   $   462,737  $ 117,889  $ 397,893   $   505,190   $  90,634  $   474,450  $   632,467  $  46,588
------------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
 Fund                   $ 309,399   $   608,245  $ 339,433  $ 508,562   $   853,699   $ 514,727  $   436,037  $   545,668  $ 226,033
------------------------------------------------------------------------------------------------------------------------------------
New Century Fund*       $ 348,018   $   364,394  $  39,760  $ 570,626   $   707,380   $  73,105  $   801,745  $ 1,187,778  $  75,980
------------------------------------------------------------------------------------------------------------------------------------

Growth and Income
 Fund*                  $ 349,356   $ 1,268,765  $ 873,216  $ 364,582   $ 1,428,416   $ 369,929  $   389,836  $ 1,582,043  $ 257,171
------------------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund    $ 787,422   $   903,341  $ 386,877  $ 969,299   $ 1,347,547   $ 281,607  $ 1,040,454  $ 1,913,526  $ 192,600
------------------------------------------------------------------------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio     $  36,489   $   241,775  $ 241,795  $  31,182   $   223,817   $ 235,333  $    53,469  $   344,479  $ 501,127
------------------------------------------------------------------------------------------------------------------------------------
International Equity
 Fund                   $ 115,281   $   336,009  $ 196,575  $ 125,468   $   382,436   $ 174,195  $   130,871  $   555,736  $ 181,751
------------------------------------------------------------------------------------------------------------------------------------



     * For the period from 3/22/98 (for those Funds for which Class II shares were previously designated as Class C shares).


     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR


     The Trust has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.


     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class X, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent"). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

     The Service Agreement dated January 1, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


     On behalf of the Funds, the Adviser has entered into directed brokerage agreements. A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to Sub-advisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield.


     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.


     The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2002, 2001 and 2000.



                           2002 BROKERAGE COMMISSIONS

                                                                                                PERCENTAGE OF AMOUNT OF
                                                                                                 TRANSACTIONS INVOLVING
                                         AGGREGATE       AMOUNT PAID TO    PERCENTAGE PAID TO    PAYMENT OF COMMISSIONS
                                         BROKERAGE         AFFILIATED          AFFILIATED            TO AFFILIATED
                                        COMMISSIONS      BROKER-DEALERS      BROKER-DEALERS          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   $   452,834            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               $ 1,638,541            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                        $   665,909            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  $ 1,269,062            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                    $   727,064            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio     $    44,624            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund               $   981,610            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------


                           2001 BROKERAGE COMMISSIONS

                                                                                                PERCENTAGE OF AMOUNT OF
                                                                                                 TRANSACTIONS INVOLVING
                                         AGGREGATE       AMOUNT PAID TO    PERCENTAGE PAID TO    PAYMENT OF COMMISSIONS
                                         BROKERAGE         AFFILIATED          AFFILIATED            TO AFFILIATED
                                        COMMISSIONS      BROKER-DEALERS      BROKER-DEALERS          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   $   405,203            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               $ 1,138,157            -                  -                       -
-------------------------------------------------------------------------------------------------------------------------

                                                                                                PERCENTAGE OF AMOUNT OF
                                                                                                 TRANSACTIONS INVOLVING
                                         AGGREGATE       AMOUNT PAID TO    PERCENTAGE PAID TO    PAYMENT OF COMMISSIONS
                                         BROKERAGE         AFFILIATED          AFFILIATED            TO AFFILIATED
                                        COMMISSIONS      BROKER-DEALERS      BROKER-DEALERS          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                        $   769,789             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  $   769,779             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                    $   683,357             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio     $   107,052             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
International Fund*                     $   666,436             -                   -                      -
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

                           2000 BROKERAGE COMMISSIONS

                                                                                                PERCENTAGE OF AMOUNT OF
                                                                                                 TRANSACTIONS INVOLVING
                                         AGGREGATE       AMOUNT PAID TO    PERCENTAGE PAID TO    PAYMENT OF COMMISSIONS
                                         BROKERAGE         AFFILIATED          AFFILIATED            TO AFFILIATED
                                        COMMISSIONS      BROKER-DEALERS      BROKER-DEALERS          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                   $   147,917                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               $   258,774                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
New Century Fund                        $   429,095                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  $   277,118                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                    $   294,397                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio     $   331,096                -                  -                      -
-------------------------------------------------------------------------------------------------------------------------
International Fund*                     $   437,017          $ 7,317               1.67%                  6.51%
-------------------------------------------------------------------------------------------------------------------------

*Information shown for the Prior International Fund is for the fiscal year ended October 31.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

     Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class I, Class X and Class Z shares are not subject to any sales charges.


     The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2002, 2001 and 2000.



                                      2002

                          FRONT-END      FRONT-END                                                                CONTINGENT
                            SALES          SALES       AMOUNT REALLOWED    AMOUNT REALLOWED      CONTINGENT        DEFERRED
                        CONCESSIONS-   CONCESSIONS-     TO AFFILIATED       TO AFFILIATED      DEFERRED SALES       SALES
                           CLASS A       CLASS II       BROKER-DEALERS      BROKER-DEALERS     CHARGE-CLASS B    CHARGE-CLASS
         FUND              SHARES         SHARES*          CLASS A             CLASS II            SHARES         II SHARES
-------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund    $ 124,761      $  27,175         $  55,628           $  12,287          $ 162,110        $   7,554
-------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
 Fund                    $ 273,428      $  31,967         $ 134,206           $  11,926          $ 251,660        $  21,273
-------------------------------------------------------------------------------------------------------------------------------
New Century Fund         $ 115,986      $   3,784         $  63,254           $   1,362          $  61,812        $   1,749
-------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund   $ 188,900      $  36,453         $  94,343           $   7,443          $ 511,231        $  20,510
-------------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund     $ 559,052      $  29,063         $ 365,239           $  18,191          $ 257,280        $  16,941
-------------------------------------------------------------------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio      $  96,551      $  14,475         $  34,335           $   1,668          $ 115,180        $   4,814
-------------------------------------------------------------------------------------------------------------------------------
International Equity
 Fund                    $ 139,874      $  41,967         $  48,949           $  13,031          $ 106,827        $  28,167
-------------------------------------------------------------------------------------------------------------------------------


   * Prior to December 1, 1998, only Focused Dividend Strategy Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.

                                      2001


                                    FRONT-END      FRONT-END
                                      SALES          SALES           AMOUNT          CONTINGENT        CONTINGENT
                                   CONCESSION-    CONCESSIONS-    REALLOWED TO     DEFERRED SALES    DEFERRED SALES
                                     CLASS A        CLASS II       AFFILIATED      CHARGE-CLASS B   CHARGE-CLASS II
              FUND                   SHARES         SHARES*      BROKER-DEALERS        SHARES            SHARES
---------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund             $   348,681     $    43,898      $   150,028       $   116,218       $    14,867
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund         $ 1,764,167     $   268,143      $   602,967       $   262,855       $    41,438
---------------------------------------------------------------------------------------------------------------------
New Century Fund                  $   245,940     $    16,866      $   122,331       $    82,964       $     6,055
---------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            $   565,605     $   122,020      $   298,750       $   312,109       $    20,911
---------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund              $   924,633     $    94,270      $   628,700       $   214,460       $    15,924
---------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy
 Portfolio                        $    57,206     $    13,768      $     9,253       $   113,797       $     6,358
---------------------------------------------------------------------------------------------------------------------
International Fund**              $    92,886     $    48,240      $    59,487       $    90,028       $    34,602
---------------------------------------------------------------------------------------------------------------------


* Prior to December 1, 1998, only Focused Dividend Strategy Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
**    Information shown for the Prior International Fund is for the fiscal year ended October 31.


                                      2000


                                    FRONT-END      FRONT-END
                                      SALES          SALES           AMOUNT          CONTINGENT        CONTINGENT
                                   CONCESSIONS-   CONCESSIONS-    REALLOWED TO     DEFERRED SALES    DEFERRED SALES
                                     CLASS A        CLASS II       AFFILIATED      CHARGE-CLASS B   CHARGE-CLASS II
              FUND                   SHARES         SHARES*      BROKER-DEALERS        SHARES            SHARES
---------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund             $   530,793     $    75,365     $   275,470        $   143,698       $     5,505
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund         $ 3,012,938     $   538,146     $ 1,267,806        $    71,244       $    12,345
---------------------------------------------------------------------------------------------------------------------
New Century Fund                  $   594,627     $    60,690     $   300,153        $   141,830       $     7,402
---------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            $   916,828     $   253,683     $   496,354        $   309,488       $    10,895
---------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund              $ 1,504,245     $   208,886     $ 1,084,503        $   218,036       $     9,911
---------------------------------------------------------------------------------------------------------------------
Focused Dividend
 Strategy Portfolio               $    61,109     $    48,911     $    19,690        $   420,958       $   128,314
---------------------------------------------------------------------------------------------------------------------
International Fund**              $   211,706     $   109,270     $   173,617        $   120,560       $     9,126
---------------------------------------------------------------------------------------------------------------------



* Prior to December 1, 1998, only Focused Dividend Strategy Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
**    Information shown for the International Fund is for the fiscal year ended
October 31.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

     Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

        YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD
        1st or 2nd year                      4.00%
        3rd or 4th year                      3.00%
        5th year                             2.00%
        6th year                             1.00%
        7th year and thereafter              None

     Class B shares convert to Class A shares approximately seven years after purchase.

     Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC application to these shares:

        YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD
        1st                                  5.00%
        2nd                                  4.00%
        3rd & 4th year                       3.00%
        5th year                             2.00%
        6th year and thereafter              1.00%
        7th year and thereafter              None

     Class B shares convert to Class A shares approximately eight years after purchase.

     Any Class B shares purchased on/after January 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION

     For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

        YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD

        Up to 2 years                        5.00%

        2 years or more but less than 3
        years                                4.00%

        3 years or more but less than 4
        years                                3.00%

        4 years or more but less than 5
        years                                2.00%

        5 years or more but less than 6
        years                                1.00%

        6 or more years                      None

                                    CLASS II

                    (called Class C of North American Funds)

        YEARS AFTER PURCHASE                 CDSC ON SHARES BEING SOLD

        Up to 1 year                         1.00%

        1 year or more                       None

WAIVER OF CDSC

     As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death

     CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

Disability

     CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions or Loans

     CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan

     CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

     An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

     Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Mutual Funds, C/O NFDS, P.O. Box 219186, Kansas City, MO 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., C/O NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Mutual Funds, C/O NFDS, P.O. Box 219186, Kansas City, MO 64121-9186. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.


     PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

     PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:


          . You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (201) 324-6496.



          . Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.


          .       Instruct the bank to wire the specified amount to the Transfer
                  Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA#

               99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

     To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

     As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE

     The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

          i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);
          ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;
          iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);
          iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);
          v. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and
          vi.     group purchases as described below.

     A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

     A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

     A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

     Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting;
(vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in each Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Funds may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Funds, other than the International Equity Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share except SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or if a development/event occurs that may significantly impact the value of a securiy, then these securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

     A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B, Class II, Class I, Class X and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                            P(1 + T)[POWER OF]n = ERV

     P    =    a hypothetical initial purchase payment of $1,000
     T    =    average annual total return
     N    =    number of years
     ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion thereof).

     The above formula assumes that:

          a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

          b. All dividends and distributions are reinvested at net asset value; and

          c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


          The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2002 is presented below.

CLASS A SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       4.49%/1/           -26.79%           -3.98%                N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   7.08%/2/           -38.94%           -5.55%               4.88%
---------------------------------------------------------------------------------------------------------------
New Century Fund                            8.33%/3/           -19.97%           -6.46%               7.54%
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      7.02%/4/           -24.77%           -4.26%                N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        5.24%/5/           -14.86%           -1.18%                N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -4.72%/6/           -10.57%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund                  -8.69%/7/           -24.41%          -11.59%                N/A
---------------------------------------------------------------------------------------------------------------

----------
/(1)/      Date of inception: October 8, 1993.

/(2)/      Date of inception: January 28, 1987

/(3)/      Date of inception: January 28, 1987.

/(4)/      Date of inception: July 1, 1994.

/(5)/      Date of inception: September 24, 1993.

/(6)/      Date of inception: June 8, 1998.

/(7)/      Date of inception: November 19, 1996.

CLASS B SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       7.78%/1/           -25.93%           -3.74%               6.66%
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   2.09%/2/           -38.24%           -5.32%                N/A
---------------------------------------------------------------------------------------------------------------
New Century Fund                            4.20%/3/           -19.05%           -6.15%                N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      7.18%/4/           -23.83%           -4.02%                N/A
---------------------------------------------------------------------------------------------------------------

Balanced Assets Fund                        9.00%/5/           -13.85%           -0.91%               6.63%
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -4.49%/6/            -9.58%             N/A                 N/A
--------------------------------------------------------------------------------------------------------------
International Equity Fund                  -8.49%/7/           -23.27%          -11.40%                N/A
---------------------------------------------------------------------------------------------------------------


----------
/(1)/  Date of inception: March 13, 1985.

/(2)/  Date of inception: October 4, 1993.

/(3)/  Date of inception: September 24, 1993.

/(4)/  Date of inception: July 6, 1994.

/(5)/  Date of inception: January 29, 1985.

/(6)/  Date of inception: June 8, 1998.

/(7)/  Date of inception: November 19, 1996.


CLASS II SHARES                        SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                     -12.94%/1/            -24.45%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 -13.69%/2/            -36.96%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------
New Century Fund                           -3.47%/3/            -17.31%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -5.48%/4/            -22.19%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       -8.10%/5/            -11.97%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -4.30%/6/            -7.68%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund                  -9.06%/7/            -21.82%         -11.26%                N/A
---------------------------------------------------------------------------------------------------------------


----------
/(1)/  Date of inception: February 2, 1999.

/(2)/  Date of inception: February 2, 1999.

/(3)/  Date of inception: February 2, 1998.

/(4)/  Date of inception: February 2, 1998.

/(5)/  Date of inception: February 2, 1999.

/(6)/  Date of inception: June 8, 1998.

/(7)/  Date of inception: March 6, 1997.

CLASS Z SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
New Century Fund                           -1.11%/1/           -14.57%           -4.82%               N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -6.54%/2/           -19.58%             N/A                N/A
---------------------------------------------------------------------------------------------------------------



          Average annual total return (after taxes on distributions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                P(1 + T)[POWER OF]n = ATV//D//

          P         =     a hypothetical initial purchase payment of $1,000.
          T         =     average annual total return (after taxes on
                          distributions).
          n         =     number of years.
          ATV//D//  =     ending value of a hypothetical $1,000 payment made at
                          the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                                  The above formula assumes that:

          a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

          b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

          c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

          d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


----------
/(1)/  Date of inception: October 7, 1996.

/(2)/  Date of inception: April 15, 1998.

The Funds' average annual total return (after taxes on distributions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2002, is presented below.



CLASS A SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       1.68%/1/           -26.79%           -6.25%                N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   4.40%/2/           -39.00%           -8.47%               1.96%
---------------------------------------------------------------------------------------------------------------
New Century Fund                            5.50%/3/           -19.97%           -9.94%               4.16%
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      5.08%/4/           -24.77%           -5.86%                N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        2.59%/5/           -15.33%           -3.50%                N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -5.60%/6/           -11.18%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund*                 -9.07%/7/           -24.41%           -12.01%               N/A
---------------------------------------------------------------------------------------------------------------

/(1)/  Date of inception: October 8, 1993.

/(2)/  Date of inception: January 28, 1987

/(3)/  Date of inception: January 28, 1987.

/(4)/  Date of inception: July 1, 1994.

/(5)/  Date of inception: September 24, 1993.

/(6)/  Date of inception: June 8, 1998.

/(7)/  Date of inception: November 9, 1996.



CLASS B SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       5.60%/1/           -25.93%           -6.16%               4.00%
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                  -1.01%/2/           -38.24%           -8.43%                N/A
---------------------------------------------------------------------------------------------------------------

New Century Fund                            0.57%/3/           -19.05%           -9.88%                N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      5.35%/4/           -23.83%           -5.56%                N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        6.49%/5/           -14.15%           -3.04%               3.57%
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -5.20%/6/           -10.01%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund *                -8.87%/7/           -23.27%          -11.84%                N/A
---------------------------------------------------------------------------------------------------------------


/(1)/ Date of inception: March 13, 1985.

/(2)/ Date of inception: October 4, 1993.

/(3)/ Date of inception: September 24, 1993.

/(4)/ Date of inception: July 6, 1994.

/(5)/ Date of inception: January 29, 1985.

/(6)/ Date of inception: June 8, 1998.

/(7)/ Date of inception: November 9, 1996.


CLASS II SHARES                        SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                     -14.42%/3/           -24.45%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 -15.57%/3/           -36.96%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
New Century Fund                           -6.90%/1/           -17.31%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -6.31%/1/           -22.29%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       -9.39%/3/           -12.26%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -5.00%/2/            -8.11%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund *                -9.46%/4/           -21.71%          -11.70%                N/A
---------------------------------------------------------------------------------------------------------------


/(1)/ Date of inception: February 2, 1998.

/(2)/ Date of inception: June 8, 1998.

/(3)/ Date of inception: February 2, 1999.

/(4)/ Date of inception: March 6, 1997.


CLASS Z SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
New Century Fund                           -4.48%/1/           -14.56%           -8.50%               N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -7.36%/2/           -19.67%            N/A                 N/A
---------------------------------------------------------------------------------------------------------------

/1/ Date of inception: October 7, 1996.

/2/ Date of inception: April 15, 1998.

          Average annual total return (after taxes on distributions and redemptions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                         P(1 + T)[POWER OF]n = ATV//DR//

          P         =     a hypothetical initial purchase payment of $1,000.
          T         =     average annual total return (after taxes on
                          distributions and redemption).
          n         =     number of years.
          ATV//DR// =     ending value of a hypothetical $1,000 payment made at
                          the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on fund.

                                   The above formula assumes that:

                    a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

                    b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and

                    c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.

                    d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Funds' average annual total return (after taxes on distributions and redemptions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2002, is presented below.


CLASS A SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       3.00%/1/           -16.45%           -3.06%                N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   5.13%/2/           -23.94%           -4.46%               3.33%
---------------------------------------------------------------------------------------------------------------
New Century Fund                            6.23%/3/           -12.26%           -5.18%               5.52%
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      5.11%/4/           -15.21%           -3.65%                N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        3.46%/5/            -9.09%           -1.21%                N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -4.10%/6/            -6.44%             N/A                 N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund*                 -6.50%/7/           -14.99%           -8.63%                N/A
---------------------------------------------------------------------------------------------------------------

/(1)/ Date of inception: October 8, 1993.

/(2)/ Date of inception: January 28, 1987

/(3)/ Date of inception: January 28, 1987.

/(4)/ Date of inception: July 1, 1994.

/(5)/ Date of inception: September 24, 1993.

/(6)/ Date of inception: June 8, 1998.

/(7)/ Date of inception: November 19, 1996.

CLASS B SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                       5.92%/1/           -15.92%           -2.83%              4.95%
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                   1.05%/2/           -23.48%           -4.23%               N/A
---------------------------------------------------------------------------------------------------------------
New Century Fund                            2.68%/3/           -11.70%           -4.91%               N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      5.40%/4/           -14.63%           -3.32%               N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                        6.68%/5/            -8.49%           -0.88%              4.37%
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -3.84%/6/            -5.85%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund *                -6.34%/7/           -14.29%           -8.48%               N/A
---------------------------------------------------------------------------------------------------------------

/(1)/ Date of inception: March 13, 1985.

/(2)/ Date of inception: October 4, 1993.

/(3)/ Date of inception: September 24, 1993.

/(4)/ Date of inception: July 6, 1994.

/(5)/ Date of inception: January 29, 1985.

/(6)/ Date of inception: June 8, 1998.

/(7)/ Date of inception: November 9, 1996.



CLASS II SHARES                        SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                      -9.46%/3/           -15.01%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                 -10.07%/3/           -22.69%             N/A                N/A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
New Century Fund                           -2.70%/1/           -10.63%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -4.15%/1/           -13.68%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       -6.14%/3/            -7.33%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio        -3.70%/2/            -4.68%             N/A                N/A
---------------------------------------------------------------------------------------------------------------
International Equity Fund *                -6.77%/4/           -13.33%           -8.39%               N/A
---------------------------------------------------------------------------------------------------------------

/(1)/ Date of inception: February 2, 1998.

/(2)/ Date of inception: June 8, 1998.

/(3)/ Date of inception: February 2, 1999.

/(4)/ Date of inception: March 6, 1997.

CLASS Z SHARES                         SINCE INCEPTION         1 YEAR          5 YEARS            10 YEARS
---------------------------------------------------------------------------------------------------------------
New Century Fund                           -1.29%/1/            -8.94%           -4.19%               N/A
---------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     -4.99%/2/           -12.07%             N/A                N/A
---------------------------------------------------------------------------------------------------------------

/(1)/ Date of inception: October 7, 1996.

/(2)/ Date of inception: April 15, 1998.


     Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

          . Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

          . Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          . Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

          . The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

          . Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          . Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          . CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          . Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

          . Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

          . Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

          . Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

          . Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

          . Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

          . Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

          . Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

          . Value Line Geometric Index-- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

          . Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

          . Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

          . Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

          . Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          . Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                  Australian Dollars          Netherlands Guilders

                  Canadian Dollars            Swiss Francs

                  European Currency Units     UK Pound Sterling

                  French Francs               U.S. Dollars

                  Japanese Yen                German Deutsche Marks

          . J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

          . Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

          . NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

          . The MSCI Combined Far East Free ex Japan Index -- a market capitalization-weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

          . First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

          . Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

          . Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

          . Russell Mid-Cap Growth Index -- contains those Russell Mid-Cap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

          . Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

          . Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

          . Russell 2000 Growth Index-- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          . NASDAQ Composite Index -- is a market value-weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

          . Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

          . Lehman Brothers Aggregate Bond Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

          . Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

          . Russell 1000 Value Index-- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

          . Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     For each Fund, except the Balanced Assets Fund, Growth and Income Fund and Focused Dividend Strategy Portfolio, dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. The Balanced Assets Fund, Growth and Income Fund and Focused Dividend Strategy Portfolio will declare and pay dividends from net investment income quarterly. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.


     Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

TAXES

     Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company ("RICs") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

     In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

     Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

     The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     A Fund may be required to backup withhold U.S. Federal income tax at the rate of, 30% in the year 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS


     Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.


PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS

     Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a "SEP-IRA". Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION ("SARSEP")

     A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA")

     This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

     Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

     Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

INDIVIDUAL(k)

     The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

     The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.


     Currently, seven series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, Focused Dividend Strategy Portfolio and International Equity Fund. The Focused Dividend Strategy Portfolio has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Growth Opportunities Fund has been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class X. The Balanced Assets Fund, Blue Chip Growth Fund and International Equity Fund have each been divided into four classes of shares, designated as Class A, Class B, Class II and Class I shares. The New Century Fund and Growth and Income Fund have been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution fee, (ix) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and
(x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SunAmerica Senior Floating Rate Fund, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

     Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

     The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund's net assets as of September 30, 2002. There are no sales charges for Class I or Class X shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.

                                                  Blue Chip Growth Fund**
--------------------------------------------------------------------------------------------------------------------------
                                               Class A              Class B               Class II             Class I
--------------------------------------------------------------------------------------------------------------------------
Net Assets............                     $   59,811,802       $   31,203,235         $    7,686,687      $   15,612,417
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding...........         5,362,965            3,060,081                755,004           1,398,345
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares).....          $        11.15       $        10.20         $        10.18      $        11.16
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
      offering price (6.10% of net
      asset value per share)*.....                   0.68                    -                      -                   -

      for Class II Shares: 1.00% of
      offering price (1.01% of net
      asset value per share)*                           -                    -                   0.10                   -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                         $        11.83                    -         $        10.28                   -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

                                               Growth Opportunities Fund**
--------------------------------------------------------------------------------------------------------------------------
                                           Class A          Class B           Class II         Class I        Class X
--------------------------------------------------------------------------------------------------------------------------
Net Assets............                  $ 50,018,148     $ 33,220,838       $ 17,483,516     $ 3,054,011    $ 2,491,900
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding..........     5,006,564        3,648,199          1,922,041         305,352        248,934
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares).....       $       9.99     $       9.11       $       9.10     $     10.00    $     10.01
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
      offering price (6.10% of net
      asset value per share)*.....              0.61                -                  -               -              -

      for Class II Shares: 1.00%
      of offering price (1.01% of n
      asset value per share)*                      -                -               0.09               -              -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                      $      10.60                -       $       9.19               -              -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

                                                                           New Century Fund**
--------------------------------------------------------------------------------------------------------------------------
                                           Class A          Class B           Class II +       Class Z        Class I
--------------------------------------------------------------------------------------------------------------------------
Net Assets.....                         $ 74,709,547     $ 23,270,761       $  2,446,831     $ 1,214,267    $ 3,378,246
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....          6.660,575        2,301,223            242,426         102,993        300,283
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net
assets divided by number of shares)...  $      11.22     $      10.11       $      10.09     $     11.79    $     11.25
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
      offering price (6.10% of net
      asset value per share)*.....              0.68                -                  -               -              -

      for Class II Shares: 1.00%
      of offering price (1.01% of
      net asset value per share)*                  -                -               0.10               -              -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                      $      11.90                -       $      10.19               -              -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

                                                                       Growth and Income Fund**
--------------------------------------------------------------------------------------------------------------------------
                                           Class A          Class B           Class II +       Class I        Class Z
--------------------------------------------------------------------------------------------------------------------------
Net Assets.....                         $ 71,482,073     $ 81,686,298       $ 60,173,503     $ 9,876,896    $   305,741
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding..........     8,055,169        9,618,537          7,098,486       1,112,517         33,541
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net
 assets divided by number of shares)..  $       8.87     $       8.49       $       8.48     $      8.88    $      9.12
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
       offering price (6.10% of net
       asset value per share)*........          0.54                -                  -                              -

      for Class II Shares: 1.00%
       of offering price (1.01% of
       net asset value per share)*....             -                -               0.09                              -
--------------------------------------------------------------------------------------------------------------------------
Offering Price........................  $       9.41                -       $       8.57                              -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.


                                                                        Balanced Assets Fund
--------------------------------------------------------------------------------------------------------------------------
                                               Class A              Class B               Class II +            Class I
--------------------------------------------------------------------------------------------------------------------------
Net Assets.....                            $  183,651,849       $   64,452,167         $   31,893,818      $    4,456,709
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....              15,581,830            5,488,052              2,712,501             377,977
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares).....          $        11.79       $        11.74         $        11.76      $        11.79
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
       offering price (6.10% of net
       asset value per share)*.....                  0.72                    -                      -                   -

      for Class II Shares: 1.00% of
       offering price (1.01% of net
       asset value per share)*                          -                    -                   0.12                   -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                         $        12.51                    -         $        11.88                   -
--------------------------------------------------------------------------------------------------------------------------



* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

                                                                   Focused Dividend Strategy Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                               Class A              Class B               Class II +            Class I
--------------------------------------------------------------------------------------------------------------------------
Net Assets.....                            $    9,372,436       $   20,670,375         $   19,568,485                   -
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....                 965,642            2,145,706              2,031,488                   -
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
 divided by number of shares)....          $         9.71       $         9.63         $         9.63                   -
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
       offering price (6.10% of net
       asset value per share)*.....                  0.59                    -                      -                   -

      for Class II Shares: 1.00% of
       offering price (1.01% of net
       asset value per share)*                          -                    -                   0.10                   -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                         $        10.30                    -         $         9.73                   -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ The offering of shares of Focused Dividend Strategy Portfolio commenced on June 1, 1998.

                                                                    International Equity Fund**
--------------------------------------------------------------------------------------------------------------------------
                                               Class A              Class B                Class II              Class I
--------------------------------------------------------------------------------------------------------------------------
Net Assets.....                            $   30,895,993       $   25,509,007         $   15,066,501      $   15,801,543
--------------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....               4,415,267            3,792,349              2,243,673           2,249,927
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
 divided by number of shares).....         $         7.00       $         6.73         $         6.72      $         7.02
--------------------------------------------------------------------------------------------------------------------------
Sales Charge
      for Class A Shares: 5.75% of
       offering price (6.10% of net
       asset value per share)*.....                  0.43                    -                      -                   -

      for Class II Shares: 1.00% of
       offering price (1.01% of net
       asset value per share)*                          -                    -                   0.07                   -
--------------------------------------------------------------------------------------------------------------------------
Offering Price....                         $         7.43                    -         $         6.79                   -
--------------------------------------------------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.


REPORTS TO SHAREHOLDERS

     The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

     State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT AUDITORS AND LEGAL COUNSEL


     Ernst & Young LLP, 1401 McKinney, Houston, TX 77010, serves as the Trust's independent auditors and in that capacity examines the annual financial statements of the Trust. For financial statement periods prior to October 31, 2001, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the independent auditor to the International Equity Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.


                              FINANCIAL STATEMENTS


     The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. The audited financial statements of the International Equity Portfolio of Style Select Series, Inc. (the Prior

International Fund), which was reorganized into the International Equity Fund on November 16, 2001, are incorporated by reference to its 2001 annual report to shareholders. You may request a copy of the Trust's annual report (and of the annual report of International Equity Portfolio of SunAmerica Style Select Series, Inc.) at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     .    Leading market positions in well-established industries
     .    High rates of return on funds employed
     . Conservative capitalization structures with moderate reliance on debt and ample asset protection
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & Poor's Corporate Debt Ratings

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

             Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

EXPLANATORY NOTE FOR PARTS C

Following are two Parts C and Signature Pages. The first Part C and Signature Page relates to the registrant SunAmerica Style Select Series, Inc. The second Part C and Signature Page relates to the registrant SunAmerica Equity Funds.

                                     PART C

                                OTHER INFORMATION


Item 23:          Exhibits.

(a)       (i)     Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                  Statement on Form N-1A (File No. 333-11283) filed on August
                  30, 1996.

         (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

         (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                  Exhibit 1(M) of the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

         (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                  Exhibit 1(N) of the Registrant's Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

         (xv) Articles Supplementary dated April 16, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.


         (xvi) Articles Supplementary dated October 23, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.



(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.


(d)      (i)      Investment Advisory and Management Agreement. Incorporated
                  herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to the Registrant's
                  Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.


         (ii)     Subadvisory Agreement between SunAmerica Asset
                  Management Corp. ("SunAmerica") and American Century Investment Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (iii) Subadvisory Agreement between SunAmerica and Baron Capital Management, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on
                  Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (iv) Subadvisory Agreement between SunAmerica and Credit Suisse Asset Management, LLC (formerly known as Warburg Pincus Asset Management, Inc.). Incorporated herein by reference to Exhibit
                  (d)(xx)of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (v) Subadvisory Agreement between SunAmerica and Deutsche Asset Management Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

         (vi) Subadvisory Agreement between SunAmerica and Third Avenue Management LLC. Filed herewith.

         (vii) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2000.

         (viii) Subadvisory Agreement between SunAmerica and Harris Associates L.P. Incorporated herewith by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (ix) Subadvisory Agreement between SunAmerica and Janus Capital Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (x) Subadvisory Agreement between SunAmerica and Salomon Brothers Asset Management Inc. Filed herewith.

         (xi) Subadvisory Agreement between SunAmerica and Dreman Value Management. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

         (xii) Subadvisory Agreement between SunAmerica and Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

         (xiii) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit
                  (d)(xiii) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xiv) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


         (xv) Subadvisory Agreement between SunAmerica and Oberweis Asset Management. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xvii) Subadvisory Agreement between SunAmerica and Standish Mellon Asset Management Company LLC. Filed herewith.

         (xviii) Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (xix) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP. Incorporated herein by reference to Exhibit (xxi) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xx) Subadvisory Agreement between SunAmerica and Van Wagoner Capital Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.

         (xxi) Subadvisory Agreement between SunAmerica and Dresdner RCM Global Investors LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.


(e)      (i)      Distribution Agreement.  Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment
                  No. 13 to the Registrant's Registration Statement on Form
                  N-1A (File No. 333-11283) filed on February 26, 1999.

         (ii)     Form of Selling Agreement. Incorporated herewith by reference
     ` to the identical numbered Exhibit of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283 filed on January 30, 2002)

(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)        (i)    Service Agreement. Incorporated herein by reference to
                  Exhibit 9(a) of Pre-Effective Amendment No. 1 to the
                  Registrant's Registration Statement on Form N-1A (File No.
                  333-11283) filed on November 14, 1996. (File No. 333-11283)
                  filed on November 14, 1996.

          (ii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A


          (iii) Administrative and Shareholder Services Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


(i)(1)    Opinion and Consent of Counsel. Filed herewith.

(j)(i)(1) Consent of Independent Accountants. Filed herewith.

(j)(ii)(1)Consent of Independent Accountants. Filed herewith.


(k)       Not applicable.

(l)       Not applicable.


(m)       (i)     Distribution Plans. Incorporated herein by reference to the identically numbered Exhibit of Post Effective Amendment No.
                  25 to the Registrant's Registration Statement on Form N-1A
                  (File No. 333-11283) filed on October 29, 1999.


(n)       Not applicable.

(o)       (i)     Amended and Restated 18f-3 Plan. Incorporated herewith by
                  reference to the identical numbered Exhibit of Post Effective
                  Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 30, 2002.


          (ii)    Power of Attorney. Filed herewith.

(p)       (i)     Code of Ethics for AIG SunAmerica Asset Management Corp. and
                  AIG SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 29 to SunAmerica
                  Money Market Fund Inc.'s Registration Statement on Form N-1A
                  (File No. 2-85370) filed on April 29, 2002.

          (ii) Code of Ethics for American Century Investment Management, Inc. Incorporated herein by reference to Exhibit p (i) of Post-Effective Amendment No. 16 to American Century World Mutual Funds, Inc.'s Registration Statement on Form N-1A (File No. 33-39242) filed on March 10, 2000.

          (iii) Code of Ethics for Baron Capital Management, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

          (iv) Code of Ethics for Credit Suisse Asset Management, LLC Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to Credit Suisse Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 33-47880) filed on August 30, 2000.

          (v) Code of Ethics for Deutsche Asset Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

          (vi) Code of Ethics for Third Avenue Management LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

          (vii) Code of Ethics for Fred Alger Management, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 31 to the Alger Fund's Registration Statement on Form N-1A (File No. 33-4959; 811-01355) filed on July 21, 2000.

          (viii) Code of Ethics for Harris Associates. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration statement on Form N-1A (File No. 033-38953; 811-06279) filed on January 26, 2001.

          (ix) Code of Ethics for Janus Capital Management LLC. Incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 95 to Janus Investment Fund's Registration Statement on Form N-1A (File No. 2-34393; 811-01879) filed on September 13, 2000.

          (x) Code of Ethics for Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 5 to Marsico Investment Fund's Registration Statement on Form N-1A (File No. 333-36975; 811-8397) filed on May 31, 2000.

          (xi) Code of Ethics for Massachusetts Financial Services. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

          (xii) Code of Ethics for Standish Mellon Asset Management Company LLC. Filed herewith.

          (xiii) Code of Ethics for Oberweis Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-9093) filed on April 27, 2001.

          (xiv) Code of Ethics for Perkins, Wolf, McDonnell & Company Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

          (xv) Code of Ethics for Dreman Value Management L.L.C. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

          (xvi) Code of Ethics for Salomon Brothers Asset Management Inc. Filed herewith.

          (xvii) Code of Ethics for Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 42 to Thornburg Investment Trust's Registration Statement on Form N-1A (File No. 33-14905) filed on September 1, 2000.

          (xviii) Code of Ethics for Wellington Management Company, LLP.
                  Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

          (xix) Code of Ethics for Van Wagoner Capital Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

          (xx) Code of Ethics for Dresdner RCM Global Investors LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

          (xxi) Code of Ethics for Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.


Item 24.          Persons Controlled by or Under Common Control with Registrant

         There are no persons controlled by or under common control with Registrant.

Item 25.          Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.          Business and other Connections of Investment Adviser

         SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.


         American Century Investment Management, Inc.; Boston Partners Asset Management, L.P.; Baron Capital Management, Inc.; Credit Suisse Asset Management, LLC; Dreman Value Management, L.L.C.; Deutsche Asset Management, Inc.; Third Avenue Management LLC; Fred Alger Management, Inc.; Harris Associates L.P.; Janus Capital Management LLC; Salomon Brothers Asset Management Inc.; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Oberweis Asset Management; Perkins, Wolf, McDonnell & Company; Standish Mellon Asset Management Company LLC; Thornburg Investment Management, Inc.; Van Wagoner Capital Management, Inc. and Wellington Management Company, LLP; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:




                                                                       File No.

         American Century Investment Management, Inc.                  801-08174

         Baron Capital Management, Inc.                                801-18656
         Boston Partners Asset Management                              801-49059
         Credit Suisse Asset Management, LLC                           801-37170
         Deutsche Asset Management, Inc.                               801-27291
         Dreman Value Management, L.L.C.                               801-54255

         Dresdner RCM Global Investors LLC                             801-06709
         Third Avenue Management LLC                                   801-27792
         Fred Alger Management, Inc.                                   801-06709


         Harris Associates L.P.                                        801-50333


         Janus Capital Management LLC                                  801-13991
         Salomon Brothers Asset Management Inc.                        801-32046

         Massachusetts Financial Services Company                      801-17352
         Marsico Capital Management, LLC                               801-54914


         Oberweis Asset Management                                     801-35657
         Perkins, Wolf, McDonnell & Company                            801-19974

         Standish Mellon Asset Management Company LLC                  801-60527

         Thornburg Investment Management, Inc.                         801-17853
         Wellington Management Company, LLP                            801-15908
         Van Wagoner Capital Management, Inc.                          801-50676



Item 27.          Principal Underwriters

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:


                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds
                  SunAmerica Strategic Investment Series, Inc.
                  SunAmerica Senior Floating  Rate Fund, Inc.



         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:


  Name and Principal         Position With                Position with
   Business Address          Underwriter                  the Registrant
  ------------------         -------------------------    ----------------------

Peter A. Harbeck             Director                     Director
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

J. Steven Neamtz             President and Director       Vice President
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Robert M. Zakem              Executive Vice President,    President
Harborside Financial Center  General Counsel
3200 Plaza 5                 and Director
Jersey City, NJ 07311-4992

         (c)      Not applicable.

Item 28.          Location of Accounts and Records

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.


         SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019.


         American Century Investment Management, Inc. is located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

         Baron Capital Management, Inc. is located at 767 5th Avenue, 49th Floor, New York, New York 10153.



         Boston Partners Asset Management L.P. is located at 28 State Street, Boston, Massachusetts.

         Credit Suisse Asset Management, LLC is located at 466 Lexington Avenue, New York, New York 10017-3147.

         Deutsche Asset Management, Inc. is located at 280 Park Avenue, New York, New York 10017.

         Dreman Value Management LLC is located at 700 Exchange Place, Jersey City, New Jersey.

         Dresdner RCM Global Investors LLC is located at Four Embarcadero Center San Francisco, California 94111.


         Third Avenue Management LLC is located at 767 Third Avenue, New York, New York 10017.


         Fred Alger Management, Inc. is located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302.

         Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

         Janus Capital Management LLC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.



         Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

         Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, Massachusetts 02116.



         Oberweis Asset Management is located at 951 Icecream Drive, Suite 200, North Aurora, Illinois, 60542

         Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

         Salomon Brothers Asset Management Inc. is located at 388 Greenwich Street, New York, NY.

         Standish Mellon Asset Management Company LLC is located at One Financial Center, Boston, Massachusetts.


         Thornburg Investment Management, Inc. is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.



         Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.

         Van Wagoner Capital Management, Inc. is located at 345 California Street, San Francisco, California 94104.

Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.          Management Services

         Not applicable.

Item 30.          Undertakings


         Not applicable.

                                   SIGNATURES



     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Jersey City, and State of New Jersey, on the 28th day of January, 2003.




                                        SUNAMERICA STYLE SELECT SERIES, INC.
                                        (Registrant)

                                    By:              *
                                          -------------------------
                                          Peter A. Harbeck
                                          Director



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated.


       SIGNATURES                        TITLE                       DATE
       ----------                        -----                       ----

         *                     Director
---------------------------                                     January 28, 2003
Peter A. Harbeck


         *                     Treasurer (Principal Financial
---------------------------    and Accounting Officer)          January 28, 2003
Donna M. Handel


         *                     Director
---------------------------                                     January 28, 2003
S. James Coppersmith


         *                     Director
---------------------------                                     January 28, 2003
Samuel M. Eisenstat


         *                     Director
---------------------------                                     January 28, 2003
Stephen J. Gutman


         *                     Director
---------------------------                                     January 28, 2003
Sebastiano Sterpa


         *                     Director
---------------------------                                     January 28, 2003
William F. Devin


         *                     Director
---------------------------                                     January 28, 2003
Dr. Judith L. Craven


         *                     President (Principal
---------------------------    Executive Officer)               January 28, 2003
Robert M. Zakem



*By: /s/ Joseph P. Kelly
     -----------------------------------                        January 28, 2003
     Joseph P. Kelly, Attorney-in-Fact

                                 Exhibit Index


Exhibit No.
-----------


        (d)(vi) Subsidiary Agreement between SunAmerica and Third Avenue Management LLC

        (d)(x) Subsidiary Agreement between SunAmerica and Salomon Brothers Asset Management Inc.

        (d)(xvii) Subsidiary Agreement between SunAmerica and Standish Mellon Asset Management Company LLC

        (i)(1)      Opinion and Consent of Counsel

        (j)(i)(1)   Consent of Independent Accountants

        (j)(ii)(1)  Consent of Independent Accountants

        (o)(ii)     Power of Attorney

        (p)(xi)     Code of Ethics for Standish Mellon Asset Management  Company
                    LLC

        (p)(xv)     Code of Ethics for Salomon Brothers Asset Management Inc.

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.

          (a) (i) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (a) (ii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

          (b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

          (c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

          (d) (i) Investment Advisory and Management Agreement. Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A
                    (File No. 33-8021) filed on November 16, 2001.


              (ii) Subadvisory Agreement between SunAmerica Asset Management Corp. ("SAAMCo") and American International Group Global Investment Corp. ("AIGGIC"). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November

          (e) (i) Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on
                    January 29, 1999.

              (ii) Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-/1A (File No. 33-8021) filed on January 30, 2002.

          (f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

          (h) (i) Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (ii) Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

              (iii) Form of Administrative and Shareholder Services Agreement.
                    Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

          (i)  Opinion and Consent of Counsel. Filed herewith.

          (j)(i)   Consent of Ernst & Young LLP. Filed herewith.

             (ii)  Consent of PricewaterhouseCoopers LLP. Filed herewith.


          (k)  Inapplicable.

          (l)  Inapplicable.

          (m)  (i)   Form of Distribution Plan pursuant to Rule 12b-1 (Class A
                     shares). Incorporated herein by reference to Post-Effective
                     Amendment No. 25 to Registrant's Registration Statement on
                     Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

               (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares). Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

          (n)  Inapplicable

          (o) (i) Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1/A (File No. 33-8021) filed on January 30, 2002.



               (ii) Power of Attorney. Incorporated herein by reference to
                    Exhibit O(ii) of Post-Effective Amendment No. 42 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.


          (p) (i) Code of Ethics for SunAmerica Asset Management Corp. and SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 29 to SunAmerica Money Market Fund Inc.'s Registration Statement on Form N-1A (File No. 2-85370) filed on April 29, 2002.

               (ii) Code of Ethics for AIGGIC. Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

Item 24.  Persons Controlled By or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

     5.1  Indemnification of Trustees, Officers, Employees and Agents.
          -----------------------------------------------------------

          (a) [SunAmerica Equity Funds (the "Trust")] The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under 485(b) under the Securities Act and has duly caused the Post-Effective Amendment No. 35 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 28th day of January, 2003.



                                         SUNAMERICA EQUITY FUNDS

                                         By:          *
                                            -----------------------------
                                              Peter A. Harbeck
                                              Director

     Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 35to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:




        Signatures                                        Title                                                       Date
        ----------                                        -----                                                       ----

              *
---------------------------------   Trustee                                                                    January 28, 2003
Peter A. Harbeck

              *
------------------------------       Treasurer  (Principal Financial and Accounting Officer)                   January 28, 2003
Donna M. Handel

              *
------------------------------       Trustee                                                                   January 28, 2003
S. James Coppersmith

              *
------------------------------       Trustee                                                                   January 28, 2003
Samuel M. Eisenstat

              *
------------------------------       Trustee                                                                   January 28, 2003
Stephen J. Gutman

              *
------------------------------       Trustee                                                                   January 28, 2003
Sebastiano Sterpa

              *
------------------------------       Trustee                                                                   January 28, 2003
William F. Devin

              *
------------------------------       Trustee                                                                   January 28, 2003
Dr. Judith L. Craven

              *
------------------------------       President (Principal Executive Officer)                                   January 28, 2003
Robert M. Zakem


 /s/ Joseph P. Kelly                                                                                           January 28, 2003
------------------------------
Joseph P. Kelly, Attorney-in-Fact



                                 Exhibit Index
                                 -------------


        (i)       Opinion and Consent of counsel.

        (j)(i)    Consent of Ernst & Young LLP.

        (j)(ii)   Consent of PricewaterhouseCoopers LLP.